                                                                   EXHIBIT 10.44




                           FOURTH AMENDED AND RESTATED
                                CREDIT AGREEMENT


                                  BY AND AMONG


                           AMERICAN HOMEPATIENT, INC.,


                             THE BANKS NAMED HEREIN


                                       AND


                             BANKERS TRUST COMPANY,
                                  AS THE AGENT



                       ----------------------------------

                          DATED AS OF DECEMBER 19, 1997

                       ----------------------------------

                               TABLE OF CONTENTS*

                                                                                                               Page

SECTION  1.  DEFINITIONS AND PRINCIPLES OF CONSTRUCTION.........................................................  2
         1.01  DEFINED TERMS....................................................................................  2
         1.02  PRINCIPLES OF CONSTRUCTION....................................................................... 23

SECTION  2.  AMOUNT AND TERMS OF CREDIT......................................................................... 24
         2.01  THE REVOLVING LOANS.............................................................................. 24
         2.02  THE SWING LINE LOANS............................................................................. 26
         2.03  THE TERM LOANS................................................................................... 29
         2.04  DISBURSEMENT OF FUNDS............................................................................ 30
         2.05  PREPAYMENT OF LOANS OUTSTANDING ON EFFECTIVE DATE; NOTES......................................... 30
         2.06  INTEREST ON THE LOANS............................................................................ 31
         2.07  INCREASED COSTS; TAXES........................................................................... 35
         2.08  USE OF PROCEEDS.................................................................................. 38
         2.09  SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE LOANS............................................... 39
         2.10  LETTERS OF CREDIT................................................................................ 44

SECTION  3.  FEES............................................................................................... 52
         3.01  FEES   .......................................................................................... 52

SECTION  4.  PREPAYMENTS AND REDUCTIONS IN COMMITMENTS; PAYMENTS................................................ 53
         4.01  SCHEDULED PAYMENTS OF TERM LOANS................................................................. 53
         4.02  Prepayments and Reductions in Commitments........................................................ 54
         4.03  APPLICATION OF PREPAYMENTS....................................................................... 56
         4.04  GENERAL PROVISIONS REGARDING PAYMENTS............................................................ 57

SECTION  5.  CONDITIONS PRECEDENT............................................................................... 58
         5.01  CONDITIONS TO EFFECTIVENESS...................................................................... 58
         5.02  CONDITIONS TO ALL LOANS AND LETTERS OF CREDIT.................................................... 63

SECTION  6.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS......................................................... 64
         6.01  CORPORATE STATUS................................................................................. 64
         6.02  CORPORATE POWER AND AUTHORITY.................................................................... 65
         6.03  NO VIOLATION..................................................................................... 65
         6.04  GOVERNMENTAL APPROVALS........................................................................... 66
         6.05  FINANCIAL STATEMENTS; FINANCIAL CONDITION; UNDISCLOSED LIABILITIES; ETC.......................... 66
         6.06  LITIGATION....................................................................................... 67
         6.07  TRUE AND COMPLETE DISCLOSURE..................................................................... 67
         6.08  USE OF PROCEEDS; MARGIN REGULATIONS.............................................................. 67

--------
*This Table of Contents is provided for convenience only and is not a part of the attached Credit Agreement.

                                                                                                               Page

         6.09  TAX RETURNS AND PAYMENTS......................................................................... 67
         6.10  COMPLIANCE WITH ERISA............................................................................ 67
         6.11  CAPITALIZATION................................................................................... 68
         6.12  SUBSIDIARIES..................................................................................... 68
         6.13  COMPLIANCE WITH STATUTES, ETC.................................................................... 68
         6.14  INVESTMENT COMPANY ACT........................................................................... 69
         6.15  PUBLIC UTILITY HOLDING COMPANY ACT............................................................... 69
         6.16  LABOR RELATIONS.................................................................................. 69
         6.17  PATENTS, LICENSES, FRANCHISES AND FORMULAS....................................................... 69
         6.18  NO MATERIAL ADVERSE CHANGE....................................................................... 70
         6.19  FRAUD AND ABUSE.................................................................................. 70
         6.20  TITLE TO PROPERTIES; LIENS....................................................................... 72
         6.21  JOINT VENTURES................................................................................... 72
         6.22  ACCOUNTS RECEIVABLE COLLATERAL................................................................... 72
         6.23  SELLER DEBT...................................................................................... 72
         6.24  SURVIVAL OF RIGHTS CREATED UNDER EXISTING CREDIT AGREEMENT....................................... 72

SECTION  7.  AFFIRMATIVE COVENANTS.............................................................................. 73
         7.01  INFORMATION COVENANTS............................................................................ 73
         7.02  BOOKS, RECORDS AND INSPECTIONS................................................................... 76
         7.03  MAINTENANCE OF PROPERTY, INSURANCE............................................................... 77
         7.04  CORPORATE FRANCHISES............................................................................. 77
         7.05  COMPLIANCE WITH STATUTES, ETC.................................................................... 77
         7.06  ERISA  .......................................................................................... 77
         7.07  END OF FISCAL YEARS; FISCAL QUARTERS............................................................. 78
         7.08  PERFORMANCE OF OBLIGATIONS....................................................................... 78
         7.09  PAYMENT OF TAXES AND CLAIMS...................................................................... 79
         7.10  LICENSING........................................................................................ 79
         7.11  FURTHER ASSURANCES; NEW SUBSIDIARIES............................................................. 79
         7.12  ACCOUNTS RECEIVABLE.............................................................................. 80

SECTION  8.  NEGATIVE COVENANTS................................................................................. 80
         8.01  LIENS  .......................................................................................... 80
         8.02  CONSOLIDATION, MERGER, SALE OF ASSETS, ETC....................................................... 82
         8.03  DIVIDENDS........................................................................................ 84
         8.04  INDEBTEDNESS..................................................................................... 85
         8.05  ADVANCES, INVESTMENTS AND LOANS.................................................................. 87
         8.06  TRANSACTIONS WITH AFFILIATES..................................................................... 89
         8.07  CAPITAL EXPENDITURES............................................................................. 89
         8.08  LEVERAGE RATIO................................................................................... 89
         8.09  MINIMUM CONSOLIDATED NET WORTH................................................................... 90
         8.10  MINIMUM INTEREST COVERAGE RATIO.................................................................. 90
         8.11  LIMITATION ON VOLUNTARY PAYMENTS AND MODIFICATIONS OF
                      INDEBTEDNESS; MODIFICATIONS OF CERTIFICATE OF INCORPORATION, BY-
                      LAWS AND CERTAIN OTHER AGREEMENTS; ETC.................................................... 90
         8.12  RESTRICTIONS ON SUBSIDIARY DIVIDENDS AND OTHER DISTRIBUTIONS..................................... 91

                                                                                                               Page

         8.13  BUSINESS......................................................................................... 91
         8.14  TRANSFER OF COPYRIGHTS, PATENTS AND TRADEMARKS................................................... 91
         8.15  JOINT VENTURES................................................................................... 91
         8.16  COLLECTION BANK AGREEMENTS....................................................................... 92

SECTION  9.  EVENTS OF DEFAULT.................................................................................. 92
         9.01  PAYMENTS......................................................................................... 92
         9.02  REPRESENTATIONS, ETC............................................................................. 92
         9.03  COVENANTS........................................................................................ 92
         9.04  DEFAULT UNDER OTHER AGREEMENTS................................................................... 92
         9.05  BANKRUPTCY, ETC.................................................................................. 93
         9.06  ERISA  .......................................................................................... 93
         9.07  CREDIT DOCUMENTS................................................................................. 94
         9.08  CHANGES OF CONTROL............................................................................... 94
         9.09  JUDGMENTS........................................................................................ 94
         9.10  GOVERNMENTAL POLICIES............................................................................ 94
         9.11  LOSS OF LICENSES................................................................................. 95

SECTION  10.  THE AGENT......................................................................................... 96
         10.01  APPOINTMENT..................................................................................... 96
         10.02  NATURE OF DUTIES................................................................................ 96
         10.03  LACK OF RELIANCE ON THE AGENT................................................................... 96
         10.04  CERTAIN RIGHTS OF THE AGENT..................................................................... 97
         10.05  RELIANCE........................................................................................ 97
         10.06  INDEMNIFICATION................................................................................. 97
         10.07  THE AGENT IN ITS INDIVIDUAL CAPACITY............................................................ 97
         10.08  HOLDERS......................................................................................... 98
         10.09  RESIGNATION BY THE AGENT AND THE SWING LINE BANK................................................ 98

SECTION  11.  MISCELLANEOUS..................................................................................... 99
         11.01  PAYMENT OF EXPENSES, ETC........................................................................ 99
         11.02  RIGHT OF SETOFF.................................................................................100
         11.03  NOTICES.........................................................................................100
         11.04  BENEFIT OF AGREEMENT............................................................................101
         11.05  ASSIGNMENTS AND PARTICIPATIONS IN LOANS AND LETTERS OF CREDIT...................................101
         11.06  NO WAIVER; REMEDIES CUMULATIVE..................................................................103
         11.07  PAYMENTS PRO RATA...............................................................................104
         11.08  CALCULATIONS; COMPUTATIONS......................................................................104
         11.09  GOVERNING LAW; WAIVER OF JURY TRIAL.............................................................104
         11.10  CONFIDENTIALITY.................................................................................105
         11.11  COUNTERPARTS....................................................................................105
         11.12  HEADINGS DESCRIPTIVE............................................................................105
         11.13  AMENDMENT OR WAIVER.............................................................................105
         11.14  SURVIVAL........................................................................................108
         11.15  DOMICILE OF LOANS...............................................................................108
         11.16  INTEGRATION.....................................................................................108
         11.17  SECURED OBLIGATIONS.............................................................................108

                                                     SCHEDULES

SCHEDULE 1.01(a)                    Pro Rata Shares, Revolving Commitments
SCHEDULE 6.05                       Undisclosed Liabilities
SCHEDULE 6.06                       Litigation
SCHEDULE 6.11                       Rights With Respect to Capital Stock
SCHEDULE 6.12                       Subsidiaries
SCHEDULE 6.13                       Statutory Noncompliance
SCHEDULE 6.17                       Trademarks
SCHEDULE 6.18                       Material Adverse Changes
SCHEDULE 6.21                       Joint Ventures
SCHEDULE 7.03                       Insurance
SCHEDULE 8.01                       Permitted Liens
SCHEDULE 8.01(xvi)                  Existing Financing Statements
SCHEDULE 8.04(ii)                   Existing Indebtedness; Acquisition Notes


                                    EXHIBITS

EXHIBIT A                   Form of Notice of Revolver Borrowing
EXHIBIT B                   Form of Notice of Swing Line Borrowing
EXHIBIT C                   Form of Notice of Term Borrowing
EXHIBIT D                   Form of Notice of Conversion/Continuation
EXHIBIT E                   Form of Notice of Issuance of Letter of Credit
EXHIBIT F-1                 Form of Revolving Note
EXHIBIT F-2                 Form of Swing Line Note
EXHIBIT F-3                 Form of Term Note
EXHIBIT G                   Subsidiary Guaranty
EXHIBIT H                   Borrower Pledge Agreement
EXHIBIT I                   Subsidiary Pledge Agreement
EXHIBIT J                   Borrower Security Agreement
EXHIBIT K                   Subsidiary Security Agreement
EXHIBIT L-1                 Trademark Security Agreement
EXHIBIT L-2                 Form of Subsidiary Trademark Security Agreement
EXHIBIT M                   Form of Subordination Agreement
EXHIBIT N                   Form of Collection Bank Agreement
EXHIBIT O                   Concentration Bank Agreement


EXHIBIT P                   Form of Assignment and Acceptance Agreement
EXHIBIT Q                   Form of Compliance Certificate
EXHIBIT R                   Form of Opinion of Counsel to Borrower
EXHIBIT S                   Consent to Amendment and Restatement
EXHIBIT T                   Borrower Partnership Security Agreement
EXHIBIT U                   Subsidiary Partnership Security Agreement

                           AMERICAN HOMEPATIENT, INC.


                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


                  This FOURTH AMENDED AND RESTATED CREDIT AGREEMENT is dated as of December 19, 1997 and entered into by and among AMERICAN HOMEPATIENT, INC. (the "BORROWER"), a corporation organized and existing under the laws of Delaware, BANKERS TRUST COMPANY and THE OTHER FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each a "BANK" and, collectively, the "BANKS"), and BANKERS TRUST COMPANY, acting in the manner and to the extent described in
Section 10 (in such capacity, the "AGENT"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 1.01 of this Agreement.


                                 R E C I T A L S

                  WHEREAS, pursuant to that certain Third Amended and Restated Credit Agreement dated as of June 6, 1997, as amended, supplemented or otherwise modified to the date hereof (said Third Amended and Restated Credit Agreement, as so amended, supplemented or otherwise modified, is referred to hereinafter as the "EXISTING CREDIT AGREEMENT"), by and among the Borrower, Bankers Trust Company and the other financial institutions listed on the signature pages thereof (together with any other financial institutions that have become lenders thereunder to the date hereof, the "EXISTING BANKS"), and Bankers Trust Company, acting as agent for the Existing Banks, the Existing Banks have made certain credit facilities available to the Borrower in accordance with the terms thereof;

                  WHEREAS, the parties hereto desire to amend and restate the Existing Credit Agreement in its entirety for the purposes of, among other things, (i) increasing the maximum amount available to be drawn under the loan facilities provided thereunder, (ii) amending certain provisions thereof relating to the interest rates, maturity and loan amortization schedules applicable to such loan facilities, and (iii) making certain other amendments to and modifications of the provisions of the Existing Credit Agreement as provided herein:

                                A G R E E M E N T

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrower, the Banks and the Agent agree to amend and restate the Existing Credit Agreement in its entirety as follows:

                  SECTION 1.  DEFINITIONS AND PRINCIPLES OF CONSTRUCTION.

                  1.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "ACCOUNTS RECEIVABLE" means all accounts receivable pledged as Collateral.

                  "ACQUISITION" means any acquisition of the capital stock of, or all (or substantially all) of the assets of, any Person or any division of such Person permitted pursuant to Section 8.02(v).

                  "ACQUISITION NOTES" means the notes, set forth in Part B of
Schedule 8.04(ii) attached hereto, that represent a portion of the purchase price paid by the Borrower to acquire certain healthcare entities.

                  "ADJUSTED EURODOLLAR RATE" means, for any Interest Rate Determination Date, the rate (rounded upward to the next highest one hundredth of one percent) obtained by dividing (i) the Eurodollar Rate for that date by
(ii) a percentage equal to 100% minus the stated maximum rate of all reserves required to be maintained against "EUROCURRENCY LIABILITIES" as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined or any category of extensions of credit or other assets that includes loans by a non-United States office of a bank to United States residents).

                  "AFFECTED BANK" means any Bank affected by any of the events described in Section 2.09(b) or (c).

                  "AFFILIATE" means, with respect to any Person, any other Person (other than an individual) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Section 8.06, an Affiliate of the Borrower shall include any Person (including an individual) that directly or indirectly owns more than 10% of the Borrower and any officer or director of the Borrower or any such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

                  "AGENT" has the meaning assigned to that term in the first paragraph of this Agreement and shall include any successor to the Agent appointed pursuant to Section 10.09.

                  "AGREEMENT" means this Fourth Amended and Restated Credit Agreement, as it may be amended, amended and restated, supplemented or otherwise modified from time to time.

                  "AHPF" means AHP Finance, Inc., a Tennessee corporation.

                  "AHPT" means American HomePatient, Inc., a Tennessee corporation.

                  "APPLICABLE BASE MARGIN" means, as of any date of determination, a percentage per annum as shown in the applicable table set forth below (depending on whether or not the Borrower has consummated a Qualified High-Yield Offering as of such date of determination), in each case determined with reference to the Leverage Ratio then in effect; provided that, if the Borrower has failed to provide a Margin Rate Determination Certificate within the most recent period set forth in Section 5.01 or 7.01, the Leverage Ratio for purposes of determining the Applicable Base Margin shall be deemed to be 3.50:1.00 until such time as the Borrower next delivers a Margin Rate Determination Certificate establishing a Leverage Ratio of less than 3.50:1.00; and provided, further, that in no event shall the Applicable Base Margin exceed 0.25% during the period from the Effective Date through and including the earlier of (i) the High-Yield Cut-Off Date and (ii) the consummation of a Qualified High-Yield Offering.

     A.  PRIOR TO CONSUMMATION OF A QUALIFIED HIGH-YIELD OFFERING:

================================================================================
        LEVERAGE RATIO                                                APPLICABLE
                                                                     BASE MARGIN
--------------------------------------------------------------------------------
       x less than 2.75                                                 0.00%
--------------------------------------------------------------------------------
       2.75 less than or equal to x less than 3.00                      0.25%
--------------------------------------------------------------------------------
       3.00 less than or equal to x less than 3.50                      0.50%
--------------------------------------------------------------------------------
       3.50 less than or equal to x                                    0.625%
================================================================================

     B.  AFTER CONSUMMATION OF A QUALIFIED HIGH-YIELD OFFERING:

================================================================================
        LEVERAGE RATIO                                    APPLICABLE
                                                          BASE MARGIN
--------------------------------------------------------------------------------
             x less than 3.50                                 0.00%
--------------------------------------------------------------------------------
          3.50 less than or equal to x                        0.25%
================================================================================


                  "APPLICABLE EURODOLLAR MARGIN" means, as of any date of determination, a percentage per annum as shown in the applicable table set forth below (depending on whether or not the Borrower has consummated a Qualified High-Yield Offering as of such date of determination), in each case determined with reference to the Leverage Ratio then in effect; provided that, if the Borrower has failed to provide a Margin Rate Determination Certificate within the most recent period set forth in Section 5.01 or 7.01, the Leverage Ratio for purposes of determining the Applicable Eurodollar Margin shall be deemed to be 3.50:1.00 until such time as the Borrower next delivers a Margin Rate Determination Certificate establishing a Leverage Ratio of less than 3.50:1.00; and provided, further, that in no event shall the Applicable Eurodollar Margin exceed 1.00% during the period from the Effective Date through and including the earlier of (i) the High-Yield Cut-Off Date and (ii) the consummation of a Qualified High-Yield Offering.

     A.  PRIOR TO CONSUMMATION OF A QUALIFIED HIGH-YIELD OFFERING:

================================================================================
        LEVERAGE RATIO                                            APPLICABLE
                                                                  EURODOLLAR
                                                                    MARGIN
--------------------------------------------------------------------------------
          x less than .75                                           0.375%
--------------------------------------------------------------------------------
        .75 less than or equal to x less than 1.75                   0.50%
--------------------------------------------------------------------------------
       1.75 less than or equal to x less than 2.25                  0.625%
--------------------------------------------------------------------------------
       2.25 less than or equal to x less than 2.50                   0.75%
--------------------------------------------------------------------------------
       2.50 less than or equal to x less than 2.75                  0.875%
--------------------------------------------------------------------------------
       2.75 less than or equal to x less than 3.00                  1.125%
--------------------------------------------------------------------------------
       3.00 less than or equal to x less than 3.50                   1.25%
--------------------------------------------------------------------------------
       3.50 less than or equal to x                                 1.375%
================================================================================

     B.  AFTER CONSUMMATION OF A QUALIFIED HIGH-YIELD OFFERING:

================================================================================
        LEVERAGE RATIO                                            APPLICABLE
                                                                  EURODOLLAR
                                                                    MARGIN
--------------------------------------------------------------------------------
          x less than 1.00                                           0.25%
--------------------------------------------------------------------------------
       1.00 less than or equal to x less than 1.50                   0.35%
--------------------------------------------------------------------------------
       1.50 less than or equal to x less than 2.00                   0.40%
--------------------------------------------------------------------------------
       2.00 less than or equal to x less than 2.50                   0.50%
--------------------------------------------------------------------------------
       2.50 less than or equal to x less than 3.00                  0.625%
--------------------------------------------------------------------------------
       3.00 less than or equal to x less than 3.25                   0.75%
--------------------------------------------------------------------------------
       3.25 less than or equal to x less than 3.50                  0.875%
--------------------------------------------------------------------------------
       3.50 less than or equal to x                                 1.125%
================================================================================

                  "ASSIGNMENT AND ACCEPTANCE" means an Assignment and Acceptance Agreement entered into by a Bank and an Eligible Assignee, and accepted by the Agent, substantially in the form annexed hereto as EXHIBIT P.

                  "BANK" has the meaning assigned to that term in the first paragraph of this Agreement and shall include each successor and assignee pursuant to Section 11.05.

                  "BANKRUPTCY CODE" has the meaning assigned to that term in
Section 9.05.

                  "BASE LENDING RATE" means, at any time, the higher of, (a) the Prime Rate and (b) the rate that is 1/2 of 1% in excess of the Federal Funds Effective Rate.

                  "BASE RATE LOANS" means Loans maintained or made by the Banks bearing interest at rates determined by reference to the Base Lending Rate as provided in Section 2.06.

                  "BORROWER" has the meaning assigned to that term in the first paragraph of this Agreement.

                  "BORROWER PARTNERSHIP SECURITY AGREEMENT" means a Borrower Partnership Security Agreement executed and delivered by the Agent and the Borrower pursuant to the Prior Credit Agreements or this Agreement, substantially in the form annexed hereto as EXHIBIT T, as such Borrower Partnership Security Agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

                  "BORROWER PLEDGE AGREEMENT" means that certain Borrower Pledge Agreement dated as of October 20, 1994, executed and delivered by the Borrower and the Agent pursuant to the Original Credit Agreement, a copy of which is annexed hereto as EXHIBIT H, as such

Borrower Pledge Agreement has heretofore been, and as it hereafter may be, amended, amended and restated, supplemented or otherwise modified from time to time.

                  "BORROWER SECURITY AGREEMENT" means that certain Borrower Security Agreement dated as of October 20, 1994, executed and delivered by the Borrower and the Agent pursuant to the Original Credit Agreement, a copy of which is annexed hereto as EXHIBIT J, as such Borrower Security Agreement has heretofore been, and as it hereafter may be, amended, amended and restated, supplemented or otherwise modified from time to time.

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day that shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

                  "CASH" means money, currency or a credit balance in a Deposit Account.

                  "CASH EQUIVALENTS" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("MOODY'S"); (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Bank or by any commercial bank organized under the laws of the United States or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and
(ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating then obtainable from either S&P or Moody's.

                  "CERTIFICATE OF EXEMPTION" has the meaning assigned to that term in Section 2.09(g)(iii).

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  "COLLATERAL" means all the personal and mixed property made subject to a Lien pursuant to the Credit Documents.

                  "COLLECTION BANK AGREEMENTS" means (i) those certain Collection Bank Agreements executed and delivered pursuant to the Prior Credit Agreement by each of the

Borrower or any of its Subsidiaries and the financial institutions into which the proceeds of Accounts Receivable of such of the Borrower or its Subsidiaries are deposited, as each such Collection Bank Agreement has heretofore been, and as it hereafter may be, amended, amended and restated, supplemented or otherwise modified from time to time, and (ii) any Collection Bank Agreements executed on or after the Effective Date pursuant to Section 8.16 between the Borrower or any of its Subsidiaries and the financial institutions into which the proceeds of Accounts Receivable of such of the Borrower or its Subsidiaries are deposited, substantially in the form annexed hereto as EXHIBIT N, as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time.

                  "COMMITMENTS" means the commitments of Banks to make Loans as set forth in Sections 2.01, 2.02 and 2.03.

                  "COMMITMENT FEE PERCENTAGE" means, as of any date of determination, a percentage per annum as shown in the applicable table set forth below (depending on whether or not the Borrower has consummated a Qualified High-Yield Offering as of such date of determination), in each case determined with reference to the Leverage Ratio then in effect; provided that, if the Borrower has failed to provide a Margin Rate Determination Certificate within the most recent period set forth in Section 5.01 or 7.01, the Leverage Ratio for purposes of determining the Commitment Fee Percentage shall be deemed to be at the highest level shown in the applicable table set forth below until such time as the Borrower next delivers a Margin Rate Determination Certificate establishing a Leverage Ratio of less than such highest level:

         A. PRIOR TO CONSUMMATION OF A QUALIFIED HIGH-YIELD OFFERING:

================================================================================
        LEVERAGE RATIO                                 APPLICABLE COMMITMENT FEE
                                                               PERCENTAGE
--------------------------------------------------------------------------------
           x less than 2.50                                     0.250%
--------------------------------------------------------------------------------
           2.50 less than or equal to x                         0.375%
================================================================================

         B. AFTER CONSUMMATION OF A QUALIFIED HIGH-YIELD OFFERING:

================================================================================
        LEVERAGE RATIO                                 APPLICABLE COMMITMENT FEE
                                                              PERCENTAGE
--------------------------------------------------------------------------------
           x less than 1.50                                    0.100%
--------------------------------------------------------------------------------
       1.50 less than or equal to x less than 2.00             0.125%
--------------------------------------------------------------------------------
       2.00 less than or equal to x less than 2.50             0.150%
--------------------------------------------------------------------------------
       2.50 less than or equal to x less than 3.00             0.175%
--------------------------------------------------------------------------------
       3.00 less than or equal to x less than 3.25             0.200%
--------------------------------------------------------------------------------
       3.25 less than or equal to x less than 3.50             0.225%
--------------------------------------------------------------------------------
       3.50 less than or equal to x                            0.250%
================================================================================

                  "COMPLIANCE CERTIFICATE" means a certificate substantially in the form annexed hereto as EXHIBIT Q delivered to the Agent and Banks by the Borrower under Section 7.01(f).

                  "CONCENTRATION BANK AGREEMENT" means either (i) that certain Concentration Bank Agreement dated as of October 20, 1994, executed and delivered pursuant to the Original Credit Agreement by the Borrower, the Agent and NationsBank of Tennessee, N.A., as concentration bank, a copy of which is annexed hereto as EXHIBIT O, as such Concentration Bank Agreement has heretofore been, and as it hereafter may be, amended, amended and restated, supplemented or otherwise modified from time to time (the "EXISTING CONCENTRATION BANK AGREEMENT"), or (ii) an agreement replacing the Existing Concentration Bank Agreement, substantially in the form annexed hereto as EXHIBIT O, entered into pursuant to Section 12(b) of the Existing Concentration Bank Agreement by and among the Borrower, the Agent and one of the Banks, as the concentration bank, and delivered to the Agent and Banks by the Borrower.

                  "CONFIDENTIAL INFORMATION MEMORANDUM" means the confidential information memorandum dated December 1997 relating to the Borrower and the loan facilities to be made available pursuant to this Agreement.

                  "CONPHARMA NOTE" has the meaning assigned to that term in the Existing Credit Agreement.

                  "CONSENT TO AMENDMENT AND RESTATEMENT" means the Consent to Amendment and Restatement to be executed and delivered by each Guarantor Subsidiary pursuant to Section 5.01(a)(v), substantially in the form annexed hereto as EXHIBIT S.

                  "CONSOLIDATED ADJUSTED EBITDA" means Consolidated EBITDA of the Borrower and its Subsidiaries at the end of any period of determination and shall be calculated on a pro forma basis, in accordance with the balance sheets and related statements of operations provided under Section 7.01(k), as if any Acquisition that occurred during such period and any related Divestiture had taken place on the first day of such period.

                  "CONSOLIDATED EBIT" means, as to any Person and for any period, the Consolidated Net Income of such Person and its Subsidiaries for such period, before interest expense and provision for taxes and without giving effect to (i) any extraordinary gains (or extraordinary noncash losses), (ii) gains (or losses) from sales of assets (other than sales of inventory in the Ordinary Course of Business) to the extent that the gain or loss from all such sales is, in the aggregate, greater than $500,000 for the immediately prior four-quarter period, and (iii) certain one-time restructuring or similar charges and related asset write-downs and/or write-offs, in each case taken or recorded during the fiscal quarter of the Borrower ending September 30, 1997, in an aggregate amount not to exceed $70,000,000.

                  "CONSOLIDATED EBITDA" means, as to any Person and for any consecutive four-quarter period, the Consolidated EBIT of such Person and its Subsidiaries and Joint Ventures for such period, adjusted by (i) adding thereto the amount of all amortization of intangibles and depreciation that was deducted in arriving at such Consolidated EBIT for such period and (ii) excluding therefrom amounts attributable to (x) minority interests held by third Persons and/or their Subsidiaries, (y) the portion of Consolidated EBIT attributable to operations sold or disposed of in Divestitures during such period if the Consolidated EBITDA associated with such operations exceeds $250,000, and (z) Joint Ventures that remain invested in such Joint Ventures and are not distributed to the Borrower.

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest expense (including that portion attributable to capitalized interest and capital leases in accordance with generally accepted accounting principles consistently applied) of the Borrower and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements, but excluding, however, any amounts referred to in Section 3 payable to the Agent and Banks on or before the Effective Date.

                  "CONSOLIDATED NET INCOME" means, as to any Person and for any period, the net income (or loss) of such Person and its Subsidiaries, after provisions for taxes, on a consolidated basis for such period taken as a single accounting period determined in conformity with generally accepted accounting principles consistently applied.

                  "CONSOLIDATED NET WORTH" means, as to any Person, the Net Worth of such Person and its Subsidiaries determined on a consolidated basis without deduction for any minority interests in any corporation, association, general partnership or joint venture (including Joint Ventures).

                  "CONTINGENT OBLIGATION" means, as to any Person, (A) any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or
(y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business; and (B) any obligations of such Person under any Interest Rate Agreement. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "CREDIT DOCUMENTS" means this Agreement, each Note, the Letters of Credit, the Subsidiary Guaranty, the Borrower Pledge Agreement, the Subsidiary Pledge Agreement, the Borrower Security Agreement, the Subsidiary Security Agreement, the Borrower Partnership Security Agreement, the Subsidiary Partnership Security Agreement, the Collection Bank Agreements, the Concentration Bank Agreement, the Consent to Amendment and Restatement, the Trademark Security Agreement and the Subsidiary Trademark Security Agreement.

                  "DEFAULT" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

                  "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "DIVESTITURE" means the resale of any assets or property acquired in any Acquisition within one year of such Acquisition.

                  "DOLLARS" and "$" means the lawful money of the United States of America.

                  "EFFECTIVE DATE" means the first date upon which all of the conditions set forth in Section 5.01 of this Agreement shall have been satisfied or waived.

                  "ELIGIBLE ASSIGNEE" means (i) (A) a commercial bank organized under the laws of the United States or any state thereof; (B) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (C) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (D) any other entity that is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933, as amended) that extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds and lease financing companies, and (ii) any Bank and any Affiliate of any Bank or the Issuing Bank; provided that no Affiliate of the Borrower shall be an Eligible Assignee.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA AFFILIATE" means any person (as defined in Section 3(9) of ERISA) that together with the Borrower or any of its Subsidiaries would be a member of the same "CONTROLLED GROUP" within the meaning of Section 414(b), (m),
(c) and (o) of the Code.

                  "EURODOLLAR RATE" means, for any Interest Rate Determination Date, the arithmetic average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the offered quotation, if any, to first class banks in the Eurodollar market by Bankers Trust Company for Dollar deposits of amounts in immediately available funds comparable to the principal amount of the Eurodollar Rate Loan of the Agent for which the Eurodollar Rate is being determined with maturities comparable to the Interest Period for which such Eurodollar Rate will apply as of approximately 10:00 A.M. (New York time) two Business Days prior to the commencement of such Interest Period.

                  "EURODOLLAR RATE LOANS" means Loans bearing interest at rates determined by reference to the Eurodollar Rate as provided in Section 2.06.

                  "EURODOLLAR RATE TAXES" has the meaning assigned to that term in Section 2.09(g)(i).

                  "EVENT OF DEFAULT" has the meaning assigned to that term in
Section 9.

                  "EXISTING BANKS" has the meaning assigned to that term in the Recitals to this Agreement.

                  "EXISTING CREDIT AGREEMENT" has the meaning assigned to that term in the Recitals to this Agreement.

                  "EXISTING INDEBTEDNESS" has the meaning assigned to that term in Section 8.04(ii).

                  "EXISTING NOTES" means the "Revolving Notes", the "Term Notes" and the "Swing Line Note" as defined in the Existing Credit Agreement and issued to the Existing Banks thereunder.

                  "EXISTING BANK LOANS" means the "Revolving Loans" and the "Term Loans" as defined in the Existing Credit Agreement and extended to the Borrower thereunder.

                  "EXISTING SWING LINE LOANS" means the "Swing Line Loans" as defined in the Existing Credit Agreement and extended to the Borrower thereunder.

                  "FDA" means the United States Food and Drug Administration.

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent.

                  "FEES" means all amounts payable pursuant to or referred to in
Section 3.01.

                  "FIRST AMENDED AND RESTATED CREDIT AGREEMENT" means that certain Amended and Restated Credit Agreement dated as of October 26, 1995 by and among the Borrower, the "Banks" party thereto and Bankers Trust Company, as the "Agent", as amended, supplemented or otherwise modified prior to the effective date of the Second Amended and Restated Credit Agreement.

                  "FISCAL YEAR" means the fiscal year of the Borrower and its Subsidiaries (other than Joint Ventures) ending on December 31 of each calendar year.

                  "FOREIGN BANK" has the meaning assigned to that term in
Section 2.09(g)(iii).

                  "FUNDING DATE" means the date of the funding of a Loan or the date of the issuance of a Letter of Credit, as applicable.

                  "GOVERNMENT ACTS" has the meaning assigned to such term in
Section 2.10(h).

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "GUARANTOR SUBSIDIARY" means each Subsidiary of the Borrower listed in Schedule 6.12 annexed hereto and each other Subsidiary of the Borrower that executes a Subsidiary Guaranty pursuant to Section 7.11(b).

                  "HIGH-YIELD CUT-OFF DATE" means May 15, 1998.

                  "INDEBTEDNESS" means, as to any Person, without duplication,
(i) all indebtedness (including principal, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum undrawn amount of or maximum unreimbursed amount under all letters of credit issued for the account of such Person and all drafts drawn thereunder,
(iii) all liabilities secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by such Person; provided that liabilities that are nonrecourse to the credit of the Borrower and its Subsidiaries, shall be deemed to constitute Indebtedness only in an amount equal to the lesser of (a) the fair market value (on the date of determination of Indebtedness for purposes of this Agreement) of such property or (b) the amount of such liabilities, (iv) the aggregate amount required to be capitalized under generally accepted accounting principles under leases under which such Person is the lessee, (v) all Contingent Obligations of such Person and (vi) the total redemption price (including, without limitation, the liquidation preference, par value, premium and accrued dividends) of any preferred stock of such Person with a mandatory redemption date prior to the Termination Date.

                  "INTERCOMPANY ACQUISITION NOTE" means any promissory note evidencing Indebtedness under a loan or advance by AHPF to AHPT permitted under
Section 8.05(xi) to fund an Acquisition by AHPT; provided that the obligations of AHPT under any Intercompany Acquisition Note shall be expressly subordinated, on terms satisfactory in form and substance to the Agent, to the Obligations of AHPT under the Subsidiary Guaranty.

                  "INTERCOMPANY ACQUISITION GUARANTY/SECURITY AGREEMENT" means any guaranty, security agreement or guaranty and security agreement pursuant to which (x) a newly-acquired Subsidiary of AHPT guaranties the obligations of AHPT under an Intercompany Acquisition Note issued to AHPF in connection with the Acquisition of such Subsidiary and/or grants a security interest to AHPF in its inventory to secure its obligations under such a guaranty or (y) AHPT grants a security interest to AHPF in its inventory to secure its obligations under an Intercompany Acquisition Note issued to AHPF in connection with an Acquisition of assets; provided that (i) any such guaranty shall be expressly subordinated in right of payment, on terms satisfactory in form and substance to the Agent, to the Obligations of such Subsidiary under the Subsidiary Guaranty, (ii) any such security interest shall be expressly subordinated, on terms satisfactory in form and substance to the Agent, to the security interest in the inventory of such Subsidiary created in favor of the Agent pursuant to the Subsidiary Security Agreement, and (iii) any such guaranty or security interest shall be assigned to the Agent on terms satisfactory in form and substance to the Agent.

                  "INTEREST PAYMENT DATE" means, (i) with respect to any Eurodollar Rate Loan having an Interest Period of one, two or three months, the last day of the Interest Period applicable to such Loan or, (ii) in the case of any Eurodollar Rate Loan having an Interest Period of six or nine months, (a) the date that is three months after the initial date of the Interest Period applicable to such Loan, (b) the date that is six months after the initial date of the Interest Period applicable to such Loan, and (c) the last day of the Interest Period applicable to such Loan.

                  "INTEREST PERIOD" means any period applicable to a Loan as determined pursuant to Section 2.06(b).

                  "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement or other similar agreement or arrangement designed to protect the Borrower against fluctuations in interest rates.

                  "INTEREST RATE DETERMINATION DATE" means each date for calculating the Eurodollar Rate for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date shall be the second Business Day prior to the first day of the related Interest Period for a Eurodollar Rate Loan.

                  "ISSUING BANK" means Bankers Trust Company or its Affiliate or any successor Bank or its Affiliate in the capacity of issuer of Letters of Credit pursuant to Section 2.10.

                  "JOINT VENTURE" means a single-purpose corporation, partnership, joint venture or other similar legal arrangement (whether created pursuant to contract or conducted through a separate legal entity) now or hereafter formed by the Borrower or any of its Subsidiaries with another Person (other than the Borrower or any of its Subsidiaries) in order to conduct a common venture or enterprise with such other Person.

                  "LENDING OFFICE" means, with respect to each Bank, the office of such Bank specified opposite its signature below as its lending office or such other office of such Bank as such Bank may from time to time specify as such to the Borrower and the Agent.

                  "LETTER OF CREDIT" means any of the standby letters of credit issued (or deemed issued under Section 2.10(a)) or to be issued by the Issuing Bank for the account of the Borrower pursuant to Section 2.10 and for the purposes described in Section 2.08(b); provided that, notwithstanding anything to the contrary contained herein, any such letter of credit may be issued by an Affiliate of the Issuing Bank; provided, further, that to the extent that a letter of credit is issued by an Affiliate of the Issuing Bank, such Affiliate shall, for all purposes under this Agreement, the Credit Documents and all other instruments and documents referred to herein and therein be deemed to be the "ISSUING BANK" with respect to such letter of credit.

                  "LETTER OF CREDIT USAGE" means, as at any date of determination, the sum of (i) the maximum aggregate amount that is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding plus (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Bank and not theretofore reimbursed by the Borrower.

                  "LETTER OF NON-EXEMPTION" has the meaning assigned to that term in Section 2.09(g)(iii).

                  "LEVERAGE RATIO" means the ratio of Total Debt to Consolidated Adjusted EBITDA of the Borrower and its Subsidiaries on the date of the most recent Margin Rate Determination Certificate.

                  "LIEN" means any mortgage, pledge, hypothecation, assignment for security, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, any agreement to give any security interest and any lease having substantially the same effect as any of the foregoing).

                  "LOAN" or "LOANS" means one or more of the Term Loans or the Revolving Loans or the Swing Line Loans.

                  "MARGIN RATE DETERMINATION CERTIFICATE" means an Officers' Certificate of the Borrower setting forth in reasonable detail the Total Debt and the Consolidated Adjusted EBITDA as of the date on which such Officers' Certificate is delivered pursuant to Section 7.01(j) of the Existing Credit Agreement or Section 7.01(j) of this Agreement with the financial statements required pursuant to Section 7.01(a) or (b) of each such agreement.

                  "MARGIN STOCK" has the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

                  "NATIONAL MEDICAL SYSTEMS ACQUISITION" means the acquisition by the Borrower or any of its Subsidiaries of National Medical Systems, Inc. for aggregate consideration not to exceed $36,000,000 on the terms disclosed by the Borrower to the Banks prior to their execution of this Agreement.

                  "NET WORTH" means, as to any Person, the sum of its capital stock, capital in excess of par or stated value of shares of its capital stock, retained earnings and any other account that, in accordance with generally accepted accounting principles consistently applied, constitutes stockholders' equity, excluding any treasury stock.

                  "NOTES" means one or more of the Term Notes or the Revolving Notes or the Swing Line Note.

                  "NOTICE OF REVOLVER BORROWING" means a notice substantially in the form of EXHIBIT A annexed hereto with respect to a proposed Revolving Loan.

                  "NOTICE OF SWING LINE BORROWING" means a notice substantially in the form of EXHIBIT B annexed hereto with respect to a proposed Swing Line Loan.

                  "NOTICE OF TERM BORROWING" means a notice substantially in the form of EXHIBIT C annexed hereto with respect to a proposed Term Loan.

                  "NOTICE OF CONVERSION/CONTINUATION" means a notice substantially in the form of EXHIBIT D annexed hereto with respect to a proposed conversion or continuation of a Loan.

                  "NOTICE OF ISSUANCE OF LETTER OF CREDIT" means a notice in the form of EXHIBIT E annexed hereto with respect to a proposed issuance of a Letter of Credit.

                  "NOTICE OFFICE" means the office of the Agent located at One Bankers Trust Plaza, 130 Liberty Street, 14th Floor, New York, New York 10006,
Attn: Jocelyn Rock in each case with a copy to 300 South Grand Avenue, 41st Floor, Los Angeles, California 90071, Attn: Kate Cook, or such other office or offices as the Agent may hereafter designate in writing as such to the other parties hereto.

                  "OBLIGATIONS" means all amounts now or hereafter owing to the Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document. For the purposes of the Credit Documents, the Obligations shall include all "Obligations", as such term is defined in the Existing Credit Agreement, to the extent such Obligations are not otherwise continued pursuant to this Agreement.

                  "OFFICERS' CERTIFICATE" means, as applied to any corporation, association or joint venture, a certificate executed on behalf of such corporation, association or joint venture, by the Chairman of the Board (if an officer) or the President or one of its Vice Presidents and by the Chief Financial Officer or the Chief Accounting Officer or the Treasurer or an Assistant Treasurer of such corporation or the managing partner (or Person with equivalent authority) of such association or joint venture; provided that every Officers' Certificate with respect to the compliance with a condition precedent to the making of any Loans or issuance of any Letters of Credit hereunder shall include (i) a statement that the officer or officers or managing partner (or Person with equivalent authority) making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and
(iii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

                  "ORDINARY COURSE OF BUSINESS" means, in respect of any transaction involving the Borrower or any Subsidiary of the Borrower, the ordinary course of such Person's business, as conducted by any such Person in accordance with past practice (including, without limitation, such Person's past practice of consultation with legal counsel) and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Credit Document.

                  "ORIGINAL CREDIT AGREEMENT" means that certain Credit Agreement dated as of October 20, 1994 by and among the Borrower, the "Banks" party thereto, and Banker's Trust Company, as the "Agent", as amended, supplemented or otherwise modified prior to the effective date of the First Amended and Restated Credit Agreement.

                  "OSHA" means the United States Occupational Safety and Health Administration.

                  "PAYMENT OFFICE" means the office of the Agent located at One Bankers Trust Plaza, New York, New York 10006, Attention: Commercial Loan Division Ref: AHP, or such other office as the Agent may hereafter designate in writing as such to the other parties hereto.

                  "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA or any successor thereto.

                  "PERMITTED LIENS" has the meaning assigned to that term in
Section 8.01(iii).

                  "PERSON" means any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "PERFORMANCE PLAN" has the meaning assigned to that term in
Section 7.01(d).

                  "PLAN" means any multiemployer plan or single-employer plan as defined in Section 4001 of ERISA, that is maintained or contributed to, or at any time during the five calendar years preceding the date of this Agreement was maintained or contributed to, by the Borrower or by a Subsidiary of the Borrower or an ERISA Affiliate.

                  "PRIME RATE" means the rate that Bankers Trust Company announces from time to time as its prime lending rate, and the Prime Rate shall change when and as such prime lending rate changes. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Bankers Trust Company may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                  "PRIOR CREDIT AGREEMENT" means, collectively, the Original Credit Agreement, the First Amended and Restated Credit Agreement, the Second Amended and Restated Credit Agreement and the Existing Credit Agreement.

                  "PRO RATA SHARE" means (i) with respect to all payments, computations and other matters relating to the Term Loan Commitment or the Term Loan of any Bank, the percentage obtained by dividing (x) the Term Loan Exposure of that Bank by (y) the aggregate Term Loan Exposure of all Banks, (ii) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Bank or any Letters of Credit issued or participations therein purchased by any Bank or any participations in any Swing Line Loans purchased by any Bank, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Bank by (y) the aggregate Revolving Loan Exposure of all Banks, and (iii) for all other purposes with respect to each Bank, the percentage obtained by dividing (x) the sum of the Term Loan Exposure of that Bank plus the Revolving Loan Exposure of that Bank by (y) the sum of the aggregate Term Loan Exposure of all Banks plus the aggregate Revolving Loan Exposure of all Banks, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to
Section 11.05. The initial Pro Rata Share of each Bank for purposes of each of clauses (i), (ii) and (iii) of the preceding sentence is set forth opposite the name of that Bank in SCHEDULE 1.01(A) annexed hereto and SCHEDULE 1.01(A) shall be amended and the Banks' Pro Rata Shares shall be adjusted from time to time to give effect to the addition of any new Banks and any reallocations among existing Banks necessary to reflect assignments pursuant to Section 11.05. The sum of the Pro Rata Shares of all Banks at any date of determination shall equal 100%.

                  "QUALIFIED HIGH-YIELD DEBT" means Indebtedness of the Borrower subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to the Agent and Required Banks.

                  "QUALIFIED HIGH-YIELD OFFERING" means a public or private offering of Qualified High-Yield Debt with gross proceeds of not less than $200,000,000.

                  "REFUNDED SWING LINE LOANS" has the meaning assigned to that term in Section 2.02(c).

                  "REPORTABLE EVENT" means an event described in Section 4043(b) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

                  "REQUIRED BANKS" means Banks having or holding 51% or more of the sum of the aggregate Term Loan Exposure of all Banks plus the aggregate Revolving Loan Exposure of all Banks.

                  "RESTRUCTURING NOTE" has the meaning assigned to that term in the Existing Credit Agreement.

                  "REVOLVING LOAN COMMITMENT" or "REVOLVING LOAN COMMITMENTS" means the commitment or commitments of a Bank or Banks to make Revolving Loans as set forth in Section 2.01(a).

                  "REVOLVING LOAN EXPOSURE" means, with respect to any Bank as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, that Bank's Revolving Loan Commitment and (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Bank plus (b) in the event that Bank is an Issuing Bank, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Bank (in each case net of any participations purchased by other Banks in such Letters of Credit or any unreimbursed drawings thereunder) plus (c) the aggregate amount of all participations purchased by that Bank in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit plus (d) in the case of Swing Line Bank, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein purchased by other Banks) plus (e) the aggregate amount of all participations purchased by that Bank in any outstanding Swing Line Loans.

                  "REVOLVING LOANS" means the Revolving Loans made by the Banks on or after the Effective Date pursuant to Section 2.01(a). The term "Revolving Loan" shall not include Swing Line Loans.

                  "REVOLVING NOTES" means the promissory notes of the Borrower issued in favor of the Banks pursuant to Section 2.05 to evidence the Revolving Loans, substantially in the form annexed hereto as EXHIBIT F-1, as they may be amended, supplemented or otherwise modified from time to time.

                  "SEC" has the meaning assigned to that term in Section
7.01(h).

                  "SECOND AMENDED AND RESTATED CREDIT AGREEMENT" means that certain Second Amended and Restated Credit Agreement dated as of May 1, 1996 by and among the Borrower, the "Banks" party thereto and Bankers Trust Company, as the "Agent", as amended, supplemented or otherwise modified prior to the effective date of the Existing Credit Agreement.

                  "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "SUBORDINATION AGREEMENTS" means the Subordination Agreements executed pursuant to the Prior Credit Agreement among the Borrower, the Agent and certain holders of the Unsecured Seller Debt, substantially in the form annexed hereto as EXHIBIT M.

                  "SUBSIDIARY" means, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency which has not occurred by the date of determination) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

                  "SUBSIDIARY GUARANTY" means that certain Guaranty Agreement dated as of October 20, 1994, executed and delivered by each Guarantor Subsidiary for the benefit of the Agent pursuant to Section 5.01 of the Prior Credit Agreement and any Guarantor Subsidiary required to deliver the same pursuant to Section 7.11(b) of the Prior Credit Agreement or this Agreement, a copy of which (executed by each Subsidiary of the Borrower which is a Guarantor Subsidiary on the Effective Date) is annexed hereto as EXHIBIT G, as such Guaranty Agreement has heretofore been, and as it hereafter may be, amended, amended and restated, supplemented or otherwise modified from time to time.

                  "SUBSIDIARY PARTNERSHIP SECURITY AGREEMENT" means a Subsidiary Partnership Security Agreement executed and delivered by the Agent and any Guarantor Subsidiary required to deliver the same pursuant to Section 7.11(b) of the Prior Credit Agreement or this Agreement, substantially in the form annexed hereto as EXHIBIT U, as such Subsidiary Partnership Security Agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

                  "SUBSIDIARY PLEDGE AGREEMENT" means that certain Subsidiary Pledge Agreement dated as of October 20, 1994, executed and delivered by the Agent and each Guarantor Subsidiary pursuant to Section 5.01 of the Prior Credit Agreement and any Guarantor Subsidiary required to deliver the same pursuant to
Section 7.11(b) of the Prior Credit Agreement or this Agreement, a copy of which (executed by each Subsidiary of the Borrower which is a Guarantor Subsidiary on the Effective Date) is annexed hereto as EXHIBIT I, as such Subsidiary Pledge Agreement has heretofore been, and as it hereafter may be, amended, amended and restated, supplemented or otherwise modified from time to time.

                  "SUBSIDIARY SECURITY AGREEMENT" means that certain Subsidiary Security Agreement dated as of October 20, 1994, executed and delivered by the Agent and each Guarantor Subsidiary pursuant to Section 5.01 of the Prior Credit Agreement and any Guarantor Subsidiary required to deliver the same pursuant to
Section 7.11(b) of the Prior Credit Agreement or this Agreement, a copy of which (executed by each Subsidiary of the Borrower which is a Guarantor Subsidiary on the Effective Date) is annexed hereto as EXHIBIT K, as such Subsidiary Security Agreement has heretofore been, and as it hereafter may be, amended, amended and restated, supplemented or otherwise modified from time to time.

                  "SUBSIDIARY TRADEMARK SECURITY AGREEMENT" means the trademark security agreement dated as of May 1, 1996, executed and delivered by the Agent and each Guarantor Subsidiary which is not party to the Trademark Security Agreement pursuant to Section 5.01 of the Prior Credit Agreement, and any Guarantor Subsidiary required to deliver the same pursuant to Section 7.11(b) of the Prior Credit Agreement or this Agreement, a copy of which (executed by each Subsidiary of the Borrower which is a Guarantor Subsidiary on the Effective
Date) is
annexed hereto as EXHIBIT L-2, as such Subsidiary Trademark Security Agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

                  "SWING LINE LOAN COMMITMENT" has the meaning assigned to that term in Section 2.02(a).

                  "SWING LINE BANK" means Bankers Trust Company in its capacity as the holder of the Swing Line Loan Commitment and any entity that assumes Bankers Trust Company's rights and obligations with respect thereto pursuant to
Section 11.05.

                  "SWING LINE LOAN" means one or more of the Loans made by the Swing Line Bank pursuant to Section 2.02(a). The term "Swing Line Loan" shall not include Revolving Loans.

                  "SWING LINE NOTE" means (i) the promissory note of the Borrower issued pursuant to Section 2.05 on the Effective Date and (ii) any promissory note issued by the Borrower to any successor Agent and Swing Line Bank pursuant to the last sentence of Section 10.09(d), in each case substantially in the form of EXHIBIT F-2 annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "TARGET" means the Person to be acquired, or the Person whose assets are to be acquired, in any Acquisition.

                  "TAX" or "TAXES" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "TAX ON THE OVERALL NET INCOME" of a Person shall be construed as a reference to a tax imposed by the jurisdiction (whether local, state, federal or foreign) in which that Person's principal office (and/or, in the case of a Bank, its lending office) is located or in which that Person is deemed to be doing business on all or part of the net income, profits or gains of that Person (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise).

                  "TERM LOAN COMMITMENT" means the commitment of a Bank to make a Term Loan to the Borrower pursuant to Section 2.03, and "TERM LOAN COMMITMENTS" means such commitments of all Banks in the aggregate.

                  "TERM LOAN EXPOSURE" means, with respect to any Bank as of any date of determination (i) prior to the funding of the Term Loans, that Bank's Term Loan Commitment and (ii) after the funding of the Term Loans, the outstanding principal amount of the Term Loan of that Bank.

                  "TERM LOANS" means the Loans made by Banks to the Borrower pursuant to Section 2.03.

                  "TERM NOTES" means any promissory notes of the Borrower issued in favor of the Banks pursuant to Section 2.05 to evidence the Term Loans of any Banks, substantially in the form annexed hereto as EXHIBIT F-3, as they may be amended, supplemented or otherwise modified from time to time.

                  "TERMINATION DATE" means the earlier of (a) December 16, 2002 and (b) the date upon which the Revolving Loan Commitments are terminated pursuant to Section 4.03 or Section 9.

                  "TOTAL DEBT" means all Indebtedness of the Borrower and its Subsidiaries on a consolidated basis outstanding on any date of determination, including, without limitation, any Indebtedness incurred or to be incurred on such date in connection with an Acquisition, but excluding Indebtedness with respect to Letters of Credit and Interest Rate Agreements.

                  "TOTAL REVOLVING LOAN COMMITMENTS" means, as at any date of determination, the aggregate principal amount of all Revolving Loan Commitments then outstanding.

                  "TOTAL UTILIZATION OF REVOLVING LOAN COMMITMENTS" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans plus (ii) the Letter of Credit Usage plus (iii) the aggregate principal amount of all Swing Line Loans outstanding at such time; provided that Total Utilization of Revolving Loan Commitments shall be determined without duplication of Revolving Loans, the proceeds of which are used simultaneously to refund other Revolving Loans or Swing Line Loans.

                  "TRADEMARK SECURITY AGREEMENT" means that certain Trademark Security Agreement dated as of October 20, 1994, executed and delivered by the Borrower, the Agent and each Guarantor Subsidiary which is a Guarantor Subsidiary prior to the Effective Date pursuant to Section 5.01 of the Prior Credit Agreement, a copy of which is annexed hereto as EXHIBIT L-1, as such Trademark Security Agreement has heretofore been, and as it hereafter may be, amended, amended and restated, supplemented or otherwise modified from time to time.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                  "UNFUNDED CURRENT LIABILITY" means, as to any Plan, the amount, if any, by which the present value of the accrued benefits under such Plan as of the close of its most recent plan year determined in accordance with
Section 412 of the Code exceeds the fair market value of the assets allocable thereto.

                  "UNSECURED SELLER DEBT" means the Indebtedness represented by the Acquisition Notes and the Indebtedness permitted by Section 8.04(xii).

                  "WHOLLY-OWNED SUBSIDIARY" means, as to any Person, (i) any corporation 100% of whose capital stock is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

                  1.02 PRINCIPLES OF CONSTRUCTION.

                  (a) All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                  (b) All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in conformity with those used in the preparation of the financial statements referred to in Sections 6.05(a). Except in connection with the preparation of the financial statements and other information required to be delivered by the Borrower to the Banks pursuant to Sections 7.01(a), (b), (d), (e) and (h), calculations made with respect to the definitions, covenants and other provisions of this Agreement shall give effect to adjustments in component amounts required or permitted by Accounting Principles Board Opinions Nos. 16 and 17 as a result of any Acquisition.


                  SECTION 2. AMOUNT AND TERMS OF CREDIT.

                  2.01 THE REVOLVING LOANS.

                  (A) THE REVOLVING LOANS. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower set forth herein, each Bank hereby severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to make Revolving Loans to the Borrower from time to time during the period from the Effective Date through but excluding the Termination Date in an amount not exceeding its Pro Rata Share of the difference between the (i) aggregate Revolving Loan Commitments (as defined below) then in effect and (ii) the sum of (a) the aggregate principal amount of Swing Line Loans then outstanding (excluding Swing Line Loans to be repaid with the proceeds of such Revolving Loans) and (b) the Letter of Credit Usage for the purposes identified in Section 2.08. Each Bank's commitment to maintain and make Revolving Loans to the Borrower pursuant to this Section 2.01(a) is hereby called its "REVOLVING LOAN COMMITMENT" and such commitments of all the Banks in the aggregate are herein called the "REVOLVING LOAN COMMITMENTS." The initial amount of each Bank's Revolving Loan Commitment is set forth in SCHEDULE 1.01(A) and the aggregate initial amount of all Revolving Loan Commitments is $325,000,000. The amount of the Revolving Loan Commitments shall be reduced by the amount of all reductions thereof made pursuant to Section 4.02 or Section 9 through the date of determination. In no event shall the aggregate principal amount of the Revolving Loans from any Bank outstanding at any time exceed the amount of its Revolving Loan Commitment then in effect. Each Bank's Revolving Loan Commitment shall expire on the Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans, the Revolving Loan Commitments, or otherwise (including, without limitation, any cash deposit required under Section 2.10(a) with respect to any Letter of Credit having an expiration date subsequent to the Termination Date) shall be paid in full no later than that date.

                  Notwithstanding the foregoing provisions of this Section 2.01(a) and the provisions of Section 2.01(b), the extensions of credit under the Revolving Loan Commitments shall be subject to the following limitations in the amounts and during the periods indicated:

                  (i) The amount otherwise available for borrowing under the Revolving Loan Commitments as of any time of determination (other than to reimburse the Issuing Bank for the amount of any drawings under any Letter of Credit honored by the Issuing Bank and not theretofore reimbursed by the Borrower or to reimburse the Swing Line Bank for the amount of any Swing Line Loans outstanding) shall be reduced by the Letter of Credit Usage and the aggregate principal amount of the Swing Line Loans then outstanding as of such time of determination; and

                  (ii) In no event shall the Total Utilization of Revolving Loan Commitments exceed the Total Revolving Loan Commitments then in effect.

                  Subject to Section 2.09(d), all Revolving Loans under this Agreement shall be made by the Banks simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Bank shall be responsible for any default by any other Bank in that other Bank's obligation to make Revolving Loans hereunder nor shall the Revolving Loan Commitment of any Bank be increased or decreased as a result of the default by any other Bank in that other Bank's obligation to make Revolving Loans hereunder. Amounts borrowed by the Borrower under this Section 2.01(a) may be repaid and, through but excluding the Termination Date, reborrowed.

                  (B) NOTICE OF REVOLVER BORROWING. Subject to Section 2.01(a), whenever the Borrower desires to borrow Revolving Loans under this Section 2.01, it shall deliver to the Agent at its Notice Office a Notice of Revolver Borrowing no later than 12:00 Noon (New York time) one Business Day in advance of the proposed Funding Date (in the case of a requested Base Rate Loan) and three Business Days in advance of the proposed Funding Date (in the case of a requested Eurodollar Rate Loan). The Notice of Revolver Borrowing shall specify
(i) the proposed Funding Date (which shall be a Business Day), (ii) the amount of the proposed borrowing and that the proposed borrowing shall be a Revolving Loan, (iii) in the case of any Revolving Loans requested to be made on or within three days after the Effective Date, that such Revolving Loans shall initially be Base Rate Loans, (iv) in the case of Revolving Loans requested to be made more than three days after the Effective Date, whether such Revolving Loans are initially to consist of Base Rate Loans or Eurodollar Rate Loans or a combination thereof, (v) if such Revolving Loans, or any portion thereof, are initially to be Eurodollar Rate Loans, the amounts thereof and the initial Interest Periods therefor and (vi) that the Total Utilization of Revolving Loan Commitments (after giving effect to the Revolving Loans then requested) will not exceed the Total Revolving Loan Commitments then in effect. Revolving Loans shall be made in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount. Revolving Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in Section 2.06(d); provided that unless the Agent otherwise consents in writing, the Revolving Loans made during the period from and including the Effective Date until the date three Business Days after the Effective Date may not be converted until three Business Days after the Effective Date. In lieu of delivering the above-described Notice of Revolver Borrowing, the Borrower may give the Agent telephonic notice by the required time of any proposed borrowing of Revolving Loans under this Section 2.01; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Revolver Borrowing to the Agent on or prior to the Funding Date of the requested Revolving Loans.

                  Neither the Agent nor any Bank shall incur any liability to the Borrower in acting upon any telephonic notice referred to above that the Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of the Borrower or for otherwise acting in good faith under this Section 2.01 and upon funding of Revolving Loans by the Banks in accordance with this Agreement pursuant to any such telephonic notice, the Borrower shall have effected Revolving Loans hereunder.

                  Except as provided in Section 2.09(d), a Notice of Revolver Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and the Borrower shall be bound to make a borrowing in accordance therewith.

                  2.02 THE SWING LINE LOANS.

                  (A) The Swing Line Bank hereby agrees, subject to the limitations set forth below with respect to the maximum amount of Swing Line Loans permitted to be outstanding from time to time and subject to the other terms and conditions hereof, to make a portion of the Revolving Loan Commitments available to the Borrower from time to time during the period from the Business Day immediately following the Effective Date to but excluding the second day prior to the Termination Date by making Swing Line Loans to the Borrower in an aggregate amount not exceeding the amount of the Swing Line Loan Commitment (as defined below) to be used for the purposes identified in Section 2.08(a), notwithstanding the fact that such Swing Line Loans, when aggregated with the Swing Line Bank's outstanding Revolving Loans may exceed its Revolving Loan Commitment. The Swing Line Bank's commitment to make Swing Line Loans to the Borrower pursuant to this Section 2.02(a) is herein called its "SWING LINE LOAN COMMITMENT," and the original amount of the Swing Line Loan Commitment is $15,000,000 and may not be increased without the consent of the Swing Line Bank and the Required Banks. Amounts borrowed under this Section 2.02(a) may be repaid and reborrowed to but excluding the second day prior to the Termination Date on which second day all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full by the Borrower.

                  Anything contained in this Agreement to the contrary notwithstanding, the Swing Line Loans and the Swing Line Loan Commitment shall be subject to the following limitations in the amounts and during the periods indicated:

                  (i) in no event shall the Total Utilization of Revolving Loan Commitments exceed the Total Revolving Loan Commitments then in effect; and

                  (ii) any reduction of the Revolving Loan Commitments made pursuant to Section 4.02 that reduces the aggregate Revolving Loan Commitments to an amount less than the then current amount of the Swing Line Loan Commitment shall result in an automatic corresponding reduction of the Swing Line Loan Commitment to the amount of the Revolving Loan Commitments, as so reduced, without any further action on the part of the Swing Line Bank.

                  (B) Whenever the Borrower desires that the Swing Line Bank make a Swing Line Loan under Section 2.02(a), it shall deliver to the Swing Line Bank a Notice of Swing Line Borrowing no later than 12:00 Noon (New York City time) on the proposed Funding Date (which shall be a Business Day). The Notice of Swing Line Borrowing shall specify (i) the proposed Funding Date, (ii) the amount of the Swing Line Loan requested (which shall be in the amount of $100,000 and integral multiples of $10,000 in excess thereof) and (iii) that the Total Utilization of Revolving Loan Commitments (after giving effect to the proposed borrowing) does not exceed the Total Revolving Loan Commitments then in effect. In lieu of delivering the above-described Notice of Swing Line Borrowing, the Borrower may give the Agent telephonic notice by the required time of any proposed borrowing of Swing Line Loans under this Section 2.02; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Swing Line Borrowing to the Agent on or prior to the Funding Date of the requested Loans, which Notice of Swing Line Borrowing may be given by facsimile.

                  (C) With respect to any Swing Line Loans that have not been voluntarily prepaid by the Borrower pursuant to Section 4.02, the Swing Line Bank may at any time (without regard to whether an Event of Default has occurred and is continuing) in its sole and absolute discretion, deliver to each Bank (with a copy to the Borrower), no later than 12:00 Noon (New York City time) at least one Business Day in advance of the proposed Funding Date, a notice (which shall be deemed to be a Notice of Revolver Borrowing given by the Borrower) requesting Banks to make Revolving Loans that are Base Rate Loans on such Funding Date in an aggregate amount equal to the amount of such Swing Line Loans (the "REFUNDED SWING LINE LOANS") outstanding on the date such notice is given that the Swing Line Bank requests the Banks to prepay. Each Bank (other than the Swing Line Bank) shall make the amount of its Revolving Loan available to the Agent by depositing the amount thereof in same day funds at the Agent's Payment Office on the next Business Day. Anything contained in this Agreement to the contrary notwithstanding, (i) the proceeds of such Revolving Loans made by the Banks other than the Swing Line Bank shall be delivered immediately to the Swing Line Bank (and not to the Borrower) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (ii) on the day such Revolving Loans are made, the Swing Line Bank's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by the Swing Line Bank and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of the Swing Line Bank but shall be outstanding as Revolving Loans and shall be due under the Revolving Note of the Swing Line Bank in its capacity as a Bank. If any portion of any such amount paid (or deemed to be paid) to the Swing Line Bank should be recovered by or on behalf of the Borrower from the Swing Line Bank in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be shared ratably among all the Banks in the manner contemplated by Section 11.07.

                  If, as a result of any bankruptcy or similar proceeding with respect to the Borrower, Revolving Loans are not made pursuant to this Section 2.02(c) in an amount sufficient to repay any amounts owed to the Swing Line Bank in respect of any outstanding Swing Line Loans or if the Swing Line Bank shall so request each Bank for any reason, the Swing Line Bank shall be deemed to have sold without recourse or representation or warranty, and each Bank shall be deemed to have purchased and hereby agrees to purchase, a participation in such outstanding Swing Line Loans in an amount equal to its Pro Rata Share of the unpaid amount thereof together with accrued interest thereon. Upon one Business Day's notice from the Swing Line Bank, each Bank (other than the Swing Line
Bank) shall deliver to the Swing Line Bank an amount equal to its respective participation in same day funds at the Agent's Payment Office. In the event any such Bank fails to make available to the Swing Line Bank the amount of such Bank's participation as provided in this paragraph, the Swing Line Bank shall be entitled to recover such amount on demand from such Bank together with interest thereon at the Base Lending Rate in effect from time to time.

                  Anything contained herein to the contrary notwithstanding, the obligation of each Bank (other than the Swing Line Bank) to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each such Bank's obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (a) any set-off, counterclaim, recoupment, defense or other right that such Bank may have against the Swing Line Bank, the Borrower or any other Person for any reason whatsoever; (b) the occurrence or continuance of an Event of Default; (c) any adverse change in the business, operations, properties, assets, condition (financial or otherwise), or prospects of the Borrower or any of its Subsidiaries; (d) any breach of this Agreement by any party hereto; or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, however, that no Bank shall have any obligation to make a Revolving Loan for the purpose of repaying, or to purchase any participation in, any Swing Line Loan to the extent such Swing Line Loan increased the Total Utilization of Revolving Loan Commitments (after giving effect to the repayment of any Loans with the proceeds of such Swing Line Loan) and was made even though the Swing Line Bank had actual knowledge that the conditions to making such Swing Line Loan were not satisfied.

                  2.03 THE TERM LOANS.

                  (A) THE TERM LOANS. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower set forth herein, each Bank severally agrees to lend to the Borrower, in a single borrowing on the Effective Date, an amount not exceeding its Pro Rata Share of the Term Loan Commitments to be used for the purposes identified in Section 2.08. The amount of each Bank's Term Loan Commitment is set forth opposite its name on SCHEDULE 1.01(A) annexed hereto and the aggregate amount of the Term Loan Commitments is $75,000,000.

                  (B) NOTICE OF TERM LOAN BORROWING. Whenever the Borrower desires that Banks make Term Loans it shall deliver to Agent a Notice of Term Borrowing no later than 12:00 Noon (New York City time) three Business Days in advance of the proposed Funding Date (in the case of a Eurodollar Rate Loan) or one Business Day in advance of the proposed Funding Date (in the case of a Base Rate Loan). The Notice of Term Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount requested, (ii) whether such Loans shall be Base Rate Loans or Eurodollar Rate Loans, and (iii) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefor. Term Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in Section 2.06(d). In lieu of delivering the above-described Notice of Borrowing, the Borrower may give Agent telephonic notice by the required time of any proposed borrowing under Section 2.03(a); provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Agent on or before the applicable Funding Date.

                  Neither Agent nor any Bank shall incur any liability to the Borrower in acting upon any telephonic notice referred to above that Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of the Borrower or for otherwise acting in good faith under this Section 2.03(b), and upon funding of Loans by Banks in accordance with this Agreement pursuant to any such telephonic notice the Borrower shall have effected Loans hereunder.

                  The Borrower shall notify Agent prior to the funding of any Loans in the event that any of the matters to which the Borrower is required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by the Borrower of the proceeds of any Loans shall constitute a re-certification by the Borrower, as of the applicable Funding Date, as to the matters to which the Borrower is required to certify in the applicable Notice of Borrowing.

                  2.04 DISBURSEMENT OF FUNDS. Promptly after receipt of a Notice of Revolver Borrowing or a Notice of Term Borrowing (or telephonic notice thereof) pursuant to Section 2.01(b) or 2.03(b), but no later than 4:00 p.m. (New York time) on the date of such receipt, the Agent shall notify each Bank of the proposed borrowing. Each Bank shall make the amount of its applicable Loan available to the Agent, in same day funds, at its Payment Office not later than 12:00 Noon (New York time) on the Funding Date. Upon satisfaction or waiver of the conditions precedent specified in Section 5, as applicable, the Agent shall make the proceeds of such Loans available to the Borrower on such Funding Date by causing an amount of same day funds equal to the proceeds of all such Loans received by the Agent to be credited to the account of the Borrower at such office of the Agent.

                  Unless the Agent shall have been notified by any Bank in writing prior to any Funding Date in respect of any Loans that such Bank does not intend to make available to the Agent such Bank's applicable Loan on such Funding Date (which such notice, if so received by the Agent, promptly shall be communicated to the Borrower), the Agent may assume that such Bank has made such amount available to the Agent on such Funding Date and the Agent in its sole discretion may, but shall not be obligated to, make available to the Borrower a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such corresponding amount on demand from such Bank together with interest thereon, for each day from such Funding Date until the date such amount is paid to the Agent, at the customary rate set by the Agent for the correction of errors among banks for three Business Days and thereafter at the Base Lending Rate. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent promptly shall notify the Borrower, and the Borrower immediately shall pay such corresponding amount to the Agent. Nothing in this Section 2.04 shall be deemed to relieve any Bank from its obligation to fulfill its Commitments hereunder or to prejudice any rights that the Borrower may have against any Bank as a result of any default by such Bank hereunder.

                  2.05 PREPAYMENT OF LOANS OUTSTANDING ON EFFECTIVE DATE; NOTES.

                  (A) On the Effective Date, the Existing Bank Loans shall be prepaid with the proceeds of the Term Loans together with a portion of the proceeds of the initial Revolving Loans. Based on such assumed prepayment of the Existing Bank Loans, the Agent shall advise each Bank and each Existing Bank as to the net amount of payments to be received by, or Loans to be advanced by, such Bank or Existing Bank on the Effective Date.

                  (B) On and after the Effective Date, the Existing Notes shall be of no further force and effect, and the Swing Line Bank and each Existing Bank that is also a Bank hereunder shall deliver any Existing Notes issued to such Bank, marked to show their cancellation, to the Borrower. The Borrower shall execute and deliver (i) to each Bank (or to the Agent for that Bank) on the Effective Date a Revolving Note substantially in the form of EXHIBIT F-1 to evidence that Bank's Revolving Loans, in the principal amount of that Bank's Revolving Loan Commitment and with other appropriate insertions, (ii) to the Swing Line Bank on the Effective Date a Swing Line Note substantially in the form of EXHIBIT F-2 annexed hereto to evidence the Swing Line Bank's Swing Line Loans, in the principal amount of the Swing Line Loan Commitment and with other appropriate insertions, and (iii ) to each Bank (or to the Agent for that Bank) on the Effective Date a Term Note substantially in the form of EXHIBIT F-3 to evidence that Bank's Term Loan, in the principal amount of that Bank's Term Loan Commitment and with other appropriate insertions. Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and, prior to any transfer of any of its Notes, will endorse on the reverse side thereof the outstanding principal amount of the Loans evidenced thereby. Failure to make any such notation shall not affect the Borrower's obligations in respect of such Loans.

                  2.06 INTEREST ON THE LOANS.

                  (A) RATE OF INTEREST. Subject to the provisions of Sections 2.06(e) and 2.09(g), each Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to, (i) if a Term Loan or Revolving Loan, the Base Lending Rate or the Adjusted Eurodollar Rate and (ii) if a Swing Line Loan, the Base Lending Rate. The applicable basis for determining the rate of interest for Revolving Loans and Term Loans shall be selected by the Borrower initially at the time a Notice of Revolver Borrowing or Notice of Term Borrowing is given with respect thereto pursuant to Section 2.01(b) or Section 2.03(b), as the case may be. The basis for determining the interest rate with respect to any Revolving Loan or Term Loan may be changed from time to time pursuant to Section 2.06(d). If on any day a Revolving Loan or Term Loan is outstanding with respect to which notice has not been delivered to the Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Lending Rate.

                  (i) The Term Loans and the Revolving Loans shall bear interest through maturity as follows:

                  (A) if a Base Rate Loan, then at the sum of the Base Lending Rate plus the Applicable Base Margin; and

                  (B) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus the Applicable Eurodollar Margin;

                  (ii) The Swing Line Loans shall bear interest at a per annum rate equal to the Base Lending Rate plus the Applicable Base Margin minus the Commitment Fee Percentage then in effect.

                  Subject to the maximum amounts specified for the Applicable Base Margin and the Applicable Eurodollar Margin in the definitions thereof, (X) the Applicable Base Margin and the Applicable Eurodollar Margin shall be determined on the Effective Date in accordance with the Leverage Ratio set forth in the Margin Rate Determination Certificate delivered by the Borrower to the Agent pursuant to Section 5.01(e), and (Y) upon delivery of any subsequent Margin Rate Determination Certificate by the Borrower to the Agent pursuant to
Section 7.01(j), the Applicable Base Margin and the Applicable Eurodollar Margin shall automatically be adjusted in accordance with the Leverage Ratio set forth therein, such adjustment to become effective on the Business Day next succeeding the Business Day on which the Agent received such Margin Rate Determination Certificate; provided that, in the event a Qualified High-Yield Offering is not consummated on or before the High-Yield Cut-Off Date, the Borrower shall pay to the Agent on the High-Yield Cut-Off Date, for distribution to the applicable Banks, such additional amounts of interest, if any, that the Borrower would have been required to pay in respect of any Base Rate Loans and/or Euro-Dollar Rate Loans outstanding during the period from the Effective Date through the High-Yield Cut-Off Date if the applicable interest rates in respect of such Base Rate Loans and/or Eurodollar Rate Loans had been determined on the basis of the table set forth in the definition of "Applicable Base Margin" or "Applicable Eurodollar Margin", as the case may be, without giving effect to the proviso set forth therein regarding the maximum amount of the Applicable Base Margin or the Applicable Eurodollar Margin, as the case may be, during the period prior to the High-Yield Cut-Off Date.

                  (B) INTEREST PERIODS. In connection with each Eurodollar Rate Loan, the Borrower shall elect an interest period (each an "INTEREST PERIOD") to be applicable to such Loan, which Interest Period shall be either a one, two, three, six or, if available to all Banks making the applicable Loans (as determined by such Banks in good faith based on prevailing market conditions), nine-month period; provided that:

                  (i) the initial Interest Period for any Loan shall commence on the Funding Date of such Loan;

                  (ii) in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                  (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                  (v) no Interest Period with respect to any Loan shall extend beyond the Termination Date;

                  (vi) no Interest Period with respect to any portion of the Term Loans shall extend beyond a date on which the Borrower is required to make a scheduled payment of principal of the Term Loans unless the sum of (a) the aggregate principal amount of Term Loans that are Base Rate Loans plus (b) the aggregate principal amount of Term Loans that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on the Term Loans on such date; and

                  (vii) there shall be no more than ten (10) Eurodollar Rate Loans with different maturities outstanding at any time.

                  (C) INTEREST PAYMENTS. Subject to Section 2.06(e), interest shall be payable on the Loans as follows:

                  (i) interest on each Base Rate Loan shall be payable quarterly in arrears on and to the last Business Day of each January, April, July and October commencing on January 31, 1998, on any prepayment of any such Loan pursuant to Section 4.02(c) (to the extent accrued on the amount being prepaid) and at maturity.

                  (ii) interest on each Eurodollar Rate Loan shall be payable in arrears on and to (but not including) each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity.

                  (iii) interest on each Swing Line Loan shall be payable quarterly in arrears on and to the last Business Day of each January, April, July and October commencing on January 31, 1998, on any prepayment of such Loan pursuant to Section 4.02(c) and upon maturity.

                  (D) CONVERSION OR CONTINUATION. Subject to the provisions of
Section 2.09, the Borrower shall have the option (i) to convert at any time all or any part of the outstanding Loans from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis, or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $1,000,000 and integral multiples of $100,000 in excess of that amount as a Eurodollar Rate Loan and the succeeding Interest Period(s) of such continued Loan shall commence on the last day of the Interest Period of the Loan to be continued; provided, however, Eurodollar Rate Loans may only be converted into Base Rate Loans on the expiration date of an Interest Period applicable thereto; provided further that no outstanding Loan may be continued as, or be converted into, a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing; and provided further that the Base Rate Loans made on the Effective Date may not be converted to Eurodollar Rate Loans prior to three Business Days after the Effective Date.

                  The Borrower shall deliver a Notice of Conversion/Continuation to the Agent no later than 12:00 Noon (New York time) at least two Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to a Base Rate Loan), and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of Conversion/Continuation shall certify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount of the Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and (v) that no Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, the Borrower may give the Agent telephonic notice by the required time of any proposed conversion/continuation under this Section 2.06(d); provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to the Agent on or before the proposed conversion/continuation date.

                  Neither the Agent nor any Bank shall incur any liability to the Borrower in acting upon any telephonic notice referred to above that the Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of the Borrower or for otherwise acting in good faith under this Section 2.06(d) and upon conversion/continuation by the Agent in accordance with this Agreement, pursuant to any telephonic notice the Borrower shall have effected such conversion or continuation, as the case may be, hereunder.

                  Except as provided in Section 2.09(d), a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and the Borrower shall be bound to convert or continue in accordance therewith.

                  (E) POST MATURITY INTEREST. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is 2.00% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate that is 2.00% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans; provided that, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective, such Eurodollar Rate Loans shall thereupon become Base Rate Loans and thereafter bear interest payable upon demand at a rate that is 2.00% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. The payment or acceptance of the increased rate provided by this Section 2.06(e) shall not constitute a waiver of any Event of Default or an amendment to this Agreement or otherwise prejudice or limit any rights or remedies of the Agent or any Bank.

                  (F) COMPUTATION OF INTEREST. Interest on the Loans shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues. In computing interest on any Revolving Loan (or any de facto loan from the Swing Line Bank to a Bank under Section 2.02(c)), the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, shall be included; and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan, or with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

                  2.07 INCREASED COSTS; TAXES.

                  (A) INCREASED COSTS. If any Bank shall determine that the adoption of any applicable law, rule or regulation concerning capital adequacy or any applicable change therein, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, in each case occurring after the Effective Date, has or will have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligation to make a Loan hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by any amount deemed by such Bank to be material, then from time to time, within fifteen (15) days after demand by such Bank, the Borrower shall pay to such Bank such additional amounts as shall compensate such Bank for such reduction. Each Bank shall promptly notify the Borrower of any of the matters set forth in the preceding sentence. A certificate as to additional amounts owed any such Bank, showing in reasonable detail the basis for the calculation thereof, submitted in good faith to the Borrower and the Agent by such Bank shall be presumed to be correct.

                  (B) WITHHOLDING OF TAXES.

                  (i) Payments to Be Free and Clear. All sums payable by the Borrower under this Agreement and the other Credit Documents shall be paid free and clear of and (except to the extent required by law) without any deduction or withholding on account of any Tax (other than franchise taxes and Taxes on the overall net income of any Bank) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of the Borrower or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

                  (ii) Grossing-up of Payments. If the Borrower or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by the Borrower to the Agent or any Bank under any of the Credit Documents:

                           (A) the Borrower shall notify the Agent of any such
                  requirement or any change in any such requirement as soon as the Borrower becomes aware of it;

                           (B) the Borrower shall pay any such Tax before the
                  date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on the Borrower) for its own account or (if that liability is imposed on the Agent or such Bank, as the case may be) on behalf of and in the name of the Agent or such Bank;

                           (C) the sum payable by the Borrower in respect of
                  which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, the Agent or such Bank, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and

                           (D) within 30 days after paying any sum from which it
                  is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax that it is required by clause (B) above to pay, the Borrower shall deliver to the Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

         provided that no such additional amount shall be required to be paid to any Bank under clause (C) above except to the extent that any change, after the date hereof (in the case of each Bank listed on the signature pages hereof) or after the date of the assignment under Section 11.05 by which such Bank became a Bank (in the case of each other Bank), in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this Agreement or at the date of such assignment, as the case may be, in respect of payments to such Bank.

                  (iii) Alternatives. Notwithstanding the provisions of Section 2.07(b)(ii), in lieu of paying a Bank such additional moneys as are required by Section 2.07(b)(ii), the Borrower may exercise any one of the following options:

                           (A) If the requirement to make a deduction or
                  withholding of a Tax referred to in Section 2.07(b)(ii) relates only to Eurodollar Rate Loans then being requested by the Borrower pursuant to a Notice of Revolver Borrowing or a Notice of Conversion/Continuation, the Borrower may by giving notice (by telephone promptly confirmed in writing) to the Agent (who shall promptly give similar notice to each other
                  Bank) no later than the date immediately prior to the date on which such Eurodollar Rate Loans are to be made, withdraw that Notice of Revolver Borrowing or Notice of Conversion/Continuation and the Eurodollar Rate Loans then being requested shall be made by the Banks as Base Rate Loans; or

                           (B) If the requirement to make a deduction or
                  withholding of a Tax referred to in Section 2.07(b)(ii) relates only to Eurodollar Rate Loans outstanding at the time the requirement is discovered, upon written notice to the Agent and each Bank, the Borrower may terminate the obligations of the Banks to make or maintain Loans as, and to convert Loans into, Eurodollar Rate Loans and, in such event, the Borrower shall at the end of the then current Interest Period, convert all of the Eurodollar Rate Loans into Base Rate Loans in the manner contemplated by Section 2.06(d) but without satisfying the advance notice requirements therein in which case the Borrower must take the actions referred to in
                  Section 2.07(b)(ii) until such conversion; or

                           (C) If the requirement to make a deduction or
                  withholding of a Tax referred to in Section 2.07(b)(ii) relates to Loans other than Eurodollar Rate Loans, the Borrower may notify each Bank to which such requirement relates that the Borrower will not make the payments required under Section 2.07(b)(ii)(C) with respect to such Loans at the end of the 30 day period described below and each such Bank will have 30 days in which to notify the Agent (which will notify the Borrower) that it will continue as a Bank under this Agreement without such payments or that it refuses so to continue, and, if any such Bank refuses to continue, (i) the Borrower shall pay to such Bank, on a date 15 days after notice of such refusal is made, all interest and fees and other amounts due and owing to such Bank including amounts due under Section 2.07(b)(ii) through the end of such 30 day period (and, to the extent such Bank is the Issuing Bank, any Letters of Credit shall be returned to the Issuing Bank marked "cancelled" or Cash shall be deposited with the Issuing Bank in an amount equal to the maximum amount that may at any time be drawn on such Letters of Credit) on such date and the principal amount of all such Loans of such Bank or (ii) another financial institution that is an Eligible Assignee, shall purchase for cash such Loans of such Bank and become a Bank for all purposes under this Agreement and assume all obligations of such Bank pursuant to an Assignment and Acceptance that shall have become effective pursuant to
                  Section 11.05.

                  2.08 USE OF PROCEEDS.

                  (A) LOANS. The proceeds of the Term Loans borrowed on the Effective Date, together with a portion of the proceeds of the initial Revolving Loans, shall be applied by the Borrower to prepay all the Existing Bank Loans. The proceeds of any subsequent Revolving Loans and any Swing Line Loans shall be applied by the Borrower for the general corporate purposes of the Borrower and its Subsidiaries, which may include, without limitation, (i) the reimbursement of the Issuing Bank of any amounts drawn under any Letter of Credit as provided in Section 2.10(c), (ii) the reimbursement of the Swing Line Bank of any Swing Line Loans as provided in Section 2.02(c), (iii) the payment of amounts to be expended by the Borrower in connection with any Acquisition, and (iv) payment of any fees and expenses associated with the Loans and the other transactions contemplated hereby. The Borrower hereby represents that the proceeds of the Existing Bank Loans and the Existing Swing Line Loans were used in compliance with Section 2.08(a) of the Existing Credit Agreement.

                  (B) LETTERS OF CREDIT. The Letters of Credit shall be used for the purpose of supporting (x) workers' compensation liabilities of the Borrower or its Subsidiaries, (y) the obligations of the Borrower or its Subsidiaries to third party insurers arising (1) by virtue of the laws of any jurisdiction requiring third party insurers and (2) in lieu of payments in cash of insurance obligations or (z) performance, payment, deposit or surety obligations of the Borrower or its Subsidiaries, in any case if required by law or governmental rule or regulation, by any landlord under any real estate lease, or by custom and practice in the business of the Borrower and its Subsidiaries (including in connection with the participation by the Borrower and its Subsidiaries in Medicare or Medicaid programs).

                  (C) MARGIN REGULATIONS. No portion of the proceeds of any borrowing under this Agreement shall be used by the Borrower to purchase or carry any Margin Stock in any manner that might cause the borrowing or the application of such proceeds to violate Regulation G, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of the Board or to violate the Securities Exchange Act of 1934, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

                  2.09 SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE LOANS.

                  Notwithstanding any other provision of this Agreement, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

                  (A) DETERMINATION OF INTEREST RATE. As soon as practicable after 10:00 A.M. (New York time) on each Interest Rate Determination Date, the Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower and each Bank.

                  (B) SUBSTITUTED RATE OF BORROWING. If on any Interest Rate Determination Date any Bank (including the Agent) shall have determined (which determination shall be final and conclusive and binding upon all parties but, with respect to the following clauses (i) and (ii)(B), shall be made only after consultation with the Borrower and the Agent) that:

                  (i) by reason of any changes arising after the date of this Agreement affecting the Eurodollar market or affecting the position of that Bank in such market, adequate and fair means do not exist for ascertaining the applicable interest rate by reference to the Eurodollar Rate with respect to the Eurodollar Rate Loans as to which an interest rate determination is then being made; or

                  (ii) by reason of (A) any change after the date hereof in any applicable law or governmental rule, regulation or order (or any interpretation thereof and including the introduction of any new law or governmental rule, regulation or order) or (B) other circumstances affecting that Bank or the Eurodollar market or the position of that Bank in such market (such as for example, but not limited to, official reserve requirements required by Regulation D of the Board of Governors of the Federal Reserve System to the extent not given effect in the Eurodollar Rate), the Eurodollar Rate shall not represent the effective pricing to that Bank for Dollar deposits of comparable amounts for the relevant period;

then, and in any such event, that Bank shall be an Affected Bank and it shall promptly (and in any event as soon as possible after being notified of a borrowing, conversion or continuation) give notice (by telephone promptly confirmed in writing) to the Borrower and the Agent (which notice the Agent shall promptly transmit to each other Bank) of such determination. Thereafter, the Borrower shall pay to the Affected Bank, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as the Affected Bank in its sole discretion shall reasonably determine) as shall be required to cause the Affected Bank to receive interest with respect to its Eurodollar Rate Loans for the Interest Period following that Interest Rate Determination Date at a rate per annum equal to 1.00% per annum in excess of the effective pricing to the Affected Bank for Dollar deposits to make or maintain its Eurodollar Rate Loans. A certificate as to additional amounts owed the Affected Bank, showing in reasonable detail the basis for the calculation thereof, submitted in good faith to the Borrower and the Agent by the Affected Bank shall be presumed to be correct.

                  (C) REQUIRED TERMINATION AND PREPAYMENT. If on any date any Bank shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties) that the making or continuation of its Eurodollar Rate Loans has become unlawful or impossible by reason of compliance by that Bank in good faith with any law, governmental rule, regulation or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, and in any such event, that Bank shall be an Affected Bank and it shall promptly give notice (by telephone promptly confirmed in writing) to the Borrower and the Agent (which notice the Agent shall promptly transmit to each other Bank) of that determination. Subject to the prior withdrawal of a Notice of Revolver Borrowing or a Notice of Conversion/Continuation or prepayment of the Eurodollar Rate Loans of the Affected Bank as contemplated by the following Section 2.09(d), the obligation of the Affected Bank to make or maintain its Eurodollar Rate Loans during any such period shall be terminated at the earlier of the termination of the Interest Period then in effect or when required by law and the Borrower shall no later than the termination of the Interest Period in effect at the time any such determination pursuant to this Section 2.09(c) is made or, earlier, when required by law, repay or prepay the Eurodollar Rate Loans of the Affected Bank, together with all interest accrued thereon.

                  (D) OPTIONS OF THE BORROWER. In lieu of paying an Affected Bank such additional moneys as are required by Section 2.09(b) or the prepayment of an Affected Bank required by Section 2.09(c), the Borrower may exercise any one of the following options:

                  (i) If the determination by an Affected Bank relates only to Eurodollar Rate Loans then being requested by the Borrower pursuant to a Notice of Revolver Borrowing or a Notice of Conversion/Continuation, the Borrower may by giving notice (by telephone promptly confirmed in writing) to the Agent (who shall promptly give similar notice to each other Bank) no later than the date immediately prior to the date on which such Eurodollar Rate Loans are to be made, withdraw that Notice of Revolver Borrowing or Notice of Conversion/Continuation and the Eurodollar Rate Loans then being requested shall be made by the Banks as Base Rate Loans; or

                  (ii) Upon written notice to the Agent and each Bank, the Borrower may terminate the obligations of the Banks to make or maintain Loans as, and to convert Loans into, Eurodollar Rate Loans and in such event, the Borrower shall, prior to the time any payment pursuant to
         Section 2.09(c) is required to be made or, if the provisions of

         Section 2.09(b) are applicable, at the end of the then current Interest Period, convert all of the Eurodollar Rate Loans into Base Rate Loans in the manner contemplated by Section 2.06(d) but without satisfying the advance notice requirements therein.

                  (E) COMPENSATION. The Borrower shall compensate each Bank, upon written request by that Bank (which request shall set forth in reasonable detail the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any loss (including interest paid) sustained by that Bank in connection with the re-employment of such funds), that such Bank may sustain: (i) if for any reason (other than a default by that Bank) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Revolver Borrowing, a Notice of Conversion/Continuation or a telephonic request for borrowing or conversion/continuation or a successive Interest Period does not commence after notice therefor is given pursuant to Section 2.06(d), (ii) if any prepayment of any of its Eurodollar Rate Loans occurs on a date that is not the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by the Borrower, or (iv) as a consequence of any other default by the Borrower to repay its Eurodollar Rate Loans when required by the terms of this Agreement.

                  (F) QUOTATION OF EURODOLLAR RATE. Anything herein to the contrary notwithstanding, if on any Interest Rate Determination Date the Agent is as a matter of general practice not quoting rates to first class banks in the Eurodollar market for the offering of Dollars for deposit with maturities comparable to the Interest Period and in amounts comparable to the Eurodollar Rate Loans requested, the Agent shall contact the other Banks, if any, for their quotes for rates to first class banks in the Eurodollar market with respect to the requested Eurodollar Rate Loan, such other Banks to be contacted in decreasing order of their respective Pro Rata Shares (and in alphabetical order in the case of two or more Banks having the same Pro Rata Shares). In the event that none of the Banks are making Eurodollar quotes in the applicable amount and with the applicable maturity, the Agent shall give the Borrower and each Bank prompt notice thereof and the Loans requested shall be made as Base Rate Loans.

                  (G) EURODOLLAR RATE TAXES. The Borrower agrees that:

                  (i) Promptly upon notice from any Bank to the Borrower, the Borrower will pay, prior to the date on which penalties attach thereto, all present and future income, stamp and other taxes, levies, or costs and charges whatsoever imposed, assessed, levied or collected on or in respect of a Loan solely as a result of the interest rate being determined by reference to the Eurodollar Rate and/or the provisions of this Agreement relating to the Eurodollar Rate and/or the recording, registration, notarization or other formalization of any thereof and/or any payments of principal, interest or other amounts made on or in respect of a Loan when the interest rate is determined by reference to the Eurodollar Rate (all such taxes, levies, costs and charges being herein collectively called "EURODOLLAR RATE TAXES"); provided, however, that Eurodollar Rate Taxes shall not include any other Taxes. The Borrower shall also pay such additional amounts equal to increases in Taxes payable by that Bank which increases are attributable to payments made by the Borrower described in the immediately preceding sentence or this sentence.

         A certificate as to additional amounts owed by the Borrower pursuant to this clause (i), showing in reasonable detail the basis for the calculation thereof, submitted in good faith to the Borrower and the Agent by any Bank shall be presumed to be correct. Promptly after the date on which payment of any such Eurodollar Rate Tax is due pursuant to applicable law, the Borrower will, at the request of that Bank, furnish to that Bank evidence, in form and substance satisfactory to that Bank, that the Borrower has met its obligations under this Section 2.09(g).

                  (ii) The Borrower will indemnify each Bank against, and reimburse each Bank on demand for, any Eurodollar Rate Taxes, as determined by that Bank in its good faith discretion; provided that such Bank shall provide the Borrower with appropriate receipts for any payments or reimbursements made by the Borrower pursuant to this clause
         (ii) of Section 2.09(g).

                  (iii) Each Bank organized under the laws of a jurisdiction outside of the United States (referred to in this Section 2.09(g) as a "FOREIGN BANK") as to which payments to be made hereunder or under the Notes are exempt from United States withholding tax or are subject to such tax at a reduced rate under an applicable statute or tax treaty shall provide to the Borrower and the Agent (x) a properly completed and executed Internal Revenue Service Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States certifying as to such Foreign Bank's entitlement to such exemption or reduced rate with respect to payments to be made to such Foreign Bank hereunder and under the Notes (referred to in this Section 2.09(g) as a "CERTIFICATE OF EXEMPTION") or (y) a letter from such Foreign Bank stating that it is not entitled to any such exemption or reduced rate (referred to in this Section 2.09(g) as a "LETTER OF NON-EXEMPTION"). Each Foreign Bank shall provide such a Certificate of Exemption or a Letter of Non-Exemption before the Effective Date. Each Foreign Bank that becomes a Bank pursuant to an Assignment and Acceptance that has become effective pursuant to Section 11.05 shall provide a Certificate of Exemption or a Letter of Non-Exemption on the date such Foreign Bank becomes a Bank. Until the Borrower and the Agent have received from such Foreign Bank a Certificate of Exemption, the accuracy of which shall be reasonably satisfactory to the Borrower, the Borrower shall, subject to its obligations under Sections 2.09(g)(i), 2.09(g)(ii) and 2.09(i), be entitled to withhold taxes from such payments to such Foreign Bank at the statutory rate applicable to amounts to be paid hereunder to such Foreign Bank.

                  (iv) Notwithstanding anything to the contrary contained in this Section 2.09(g), the Borrower shall not be required to pay any amounts pursuant to this Section 2.09(g) to any Foreign Bank unless such Foreign Bank has provided to the Borrower, within 60 days after the receipt by such Foreign Bank of a written request therefor, either a Certificate of Exemption or a Letter of Non-Exemption.

                  (H) BOOKING OF EURODOLLAR RATE LOANS. Any Bank may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of, any of its branch offices or the office of an Affiliate of that Bank.

                  (I) INCREASED COSTS. Except as provided in Section 2.09(b) with respect to certain determinations on Interest Rate Determination Dates, if, after the date hereof by reason of, (x) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in, or in the interpretation of, any law or regulation, or
(y) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

                  (i) any Bank (or its applicable lending office) shall be subject to any tax, duty or other charge with respect to its Eurodollar Rate Loans or its obligation to make Eurodollar Rate Loans, or shall change the basis of taxation of payments to any Bank of the principal of or interest on its Eurodollar Rate Loans or its obligation to make Eurodollar Rate Loans (except for changes in the rate of tax on the overall net income of such Bank or its applicable lending office imposed by the jurisdiction (whether local, state, federal or foreign) in which such Bank's principal executive office or applicable lending office is located); or

                  (ii) any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank's applicable lending office shall be imposed or deemed applicable or any other condition affecting its Eurodollar Rate Loans or its obligation to make Eurodollar Rate Loans shall be imposed on any Bank or its applicable lending office or the interbank Eurodollar market, and as a result thereof there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining Eurodollar Rate Loans, or there shall be a reduction in the amount received or receivable by that Bank or its applicable lending office, then the Borrower shall from time to time, upon written notice from and demand by that Bank (with a copy of such notice and demand to the Agent), pay to the Agent for the account of that Bank, within five Business Days after receipt of such notice and demand, additional amounts sufficient to indemnify that Bank against such increased cost or reduced amount. A certificate as to the amount of such increased cost or reduced amount, submitted to the Borrower and the Agent by that Bank, shall be presumed to be correct. Any payments to be made by the Borrower under Sections 2.09(b), 2.09(g) or 2.09(i) are to be without duplication.

                  (J) ASSUMPTIONS CONCERNING FUNDING OF EURODOLLAR RATE LOANS. Calculation of all amounts payable to a Bank under this Section 2.09 shall be made as though that Bank had actually funded its relevant Eurodollar Rate Loan through the purchase of a Eurodollar deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Bank to a domestic office of that Bank in the United States of America; provided, however, that each Bank may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 2.09.

                  (K) EURODOLLAR RATE LOANS AFTER DEFAULT. Unless the Agent and the

Required Banks shall otherwise agree, after the occurrence of and during the continuance of a Default or an Event of Default, the Borrower may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan.

                  (L) AFFECTED BANKS' OBLIGATION TO MITIGATE. Each Bank agrees that, as promptly as practicable after it becomes aware of the occurrence of an event or the existence of a condition that would cause it to be an Affected Bank under Section 2.09(b) or 2.09(c) or that would entitle such Bank to receive payments under Section 2.09(g) or 2.09(i), it will, to the extent not inconsistent with such Bank's internal policies, use reasonable efforts to make, fund or maintain the affected Eurodollar Rate Loans of such Bank through another lending office of such Bank if as a result thereof the additional moneys which would otherwise be required to be paid to such Bank pursuant to Section 2.09(b), 2.09(g) or 2.09(i) would be materially reduced or the illegality or other adverse circumstances which would otherwise require prepayment of such Loans pursuant to Section 2.09(c) would cease to exist, and if, as determined by such Bank in its sole discretion, the making, funding or maintaining of such Loans through such other lending office would not otherwise materially adversely affect such Loans or such Bank. The Borrower hereby agrees to pay all reasonable expenses incurred by any Bank in utilizing another lending office of such Bank pursuant to this Section 2.09(l).

                  2.10 LETTERS OF CREDIT.

                  (A) LETTERS OF CREDIT. In addition to the Borrower requesting that the Banks make Revolving Loans pursuant to Section 2.01(a), the Borrower may request, in accordance with the provisions of this Section 2.10, on and after the Effective Date to and excluding the Termination Date, that the Issuing Bank issue Letters of Credit for the account of the Borrower; provided that the Borrower shall not request that the Issuing Bank issue (and the Issuing Bank shall not issue):

                  (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed the Total Revolving Loan Commitments then in effect; or

                  (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $15,000,000.

In no event shall the Issuing Bank issue any Letter of Credit having an expiration date later than the Termination Date or the date that is one year after the issuance thereof except as expressly provided herein; provided, however, that the Issuing Bank may agree to renew any Letter of Credit automatically annually for a period not to exceed one year if the Issuing Bank does not cancel such renewal. If the Issuing Bank, in its sole discretion, determines to issue a Letter of Credit expiring after the scheduled Termination Date, the Borrower shall be required on the third Business Day immediately preceding the Termination Date to deposit with the Issuing Bank cash collateral for the repayment of any drawings under the Letter of Credit, such deposit to be in an amount equal to the maximum amount that may be drawn under such Letter of Credit and to be upon such terms and conditions as the Issuing Bank may require. The issuance of any Letter of Credit in accordance with the provisions of this Section 2.10 shall require the satisfaction of each condition set forth in Section 5.02; provided, however, that the obligation of the Issuing Bank to issue any Letter of Credit is subject to the condition that (i) the Issuing Bank believed in good faith that all conditions under this Section 2.10(a) and Section 5.02 to the issuing of such Letter of Credit were satisfied at the time such Letter of Credit was issued or
(ii) the satisfaction of any such condition not satisfied had been waived by the Required Banks prior to or at the time such Letter of Credit was issued; provided further that the Issuing Bank shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, including, without limitation, an Officer's Certificate from the Borrower as to the satisfaction of the conditions under
Section 5.02 in determining the satisfaction of any conditions to the issuance of any Letter of Credit or the Total Utilization of Revolving Loan Commitments or Letter of Credit Usage then in effect.

                  Immediately upon the issuance of each Letter of Credit, each Bank shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Bank a participation in such Letter of Credit and drawings thereunder in an amount equal to such Bank's Pro Rata Share of the maximum amount that is or at any time may become available to be drawn thereunder. If the Issuing Bank issues a Letter of Credit having an expiration date after the scheduled Termination Date, such participations shall expire without further action by any Bank on the scheduled Termination Date.

                  Each Letter of Credit supporting the payment of Indebtedness may provide that the Issuing Bank may (but shall not be required to) pay the beneficiary thereof upon the occurrence of a Default or an Event of Default and the acceleration of the maturity of the Loans or, if payment is not then due to the beneficiary, provide for the deposit of funds in an account to secure payment to the beneficiary and that any funds so deposited shall be paid to the beneficiary of the Letter of Credit if conditions to such payment are satisfied or returned to the Issuing Bank for distribution to the Banks (or, if all Obligations shall have been indefeasibly paid in full, to the Borrower) if no payment to the beneficiary has been made and the final date available for drawings under the Letter of Credit has passed. Each payment or deposit of funds by the Issuing Bank as provided in this paragraph shall be treated for all purposes of this Agreement as a drawing duly honored by the Issuing Bank under the related Letter of Credit.

                  (B) NOTICE OF ISSUANCE. Whenever the Borrower desires to cause the Issuing Bank to issue a Letter of Credit, it shall deliver to the Issuing Bank and the Agent a Notice of Issuance of Letter of Credit in the form of EXHIBIT E no later than 1:00 P.M. (New York time) at least four Business Days in advance of the proposed date of issuance or such shorter time as may be acceptable to the Issuing Bank (and the Agent shall promptly notify each Bank of the proposed issuance of a Letter of Credit). The Notice of Issuance of Letter of Credit shall specify (i) the proposed date of issuance (which shall be a Business Day), (ii) the face amount of the Letter of Credit, (iii) the expiration date of the Letter of Credit, (iv) the name and address of the beneficiary, (v) such other documents or materials as the Issuing Bank may reasonably request, and (vi) a precise description of the documents and the verbatim text of any certificate to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Bank to make payment under the Letter of Credit;

provided that the Issuing Bank, in its sole judgment, may require changes in any such documents and certificates. In determining whether to pay any Letter of Credit, the Issuing Bank shall be responsible only to use reasonable care to determine that the documents and certificates required to be delivered under that Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit. Promptly upon the issuance of a Letter of Credit, the Issuing Bank shall notify each other Bank of the issuance and the amount of each such other Bank's respective participation therein determined in accordance with Section 2.10(a) and such notice shall be accompanied by a copy of such issued Letter of Credit.

                  (C) PAYMENT OF AMOUNTS DRAWN UNDER OR NECESSARY TO COLLATERALIZE LETTERS OF CREDIT. In the event (i) the beneficiary of any Letter of Credit makes a drawing thereunder or (ii) the Borrower is required under
Section 2.10(a) to cash collateralize any Letter of Credit, the Issuing Bank immediately shall notify the Borrower and the Agent, and the Borrower shall reimburse the Issuing Bank or make a deposit with the Issuing Bank, as appropriate, on the day on which such drawing is honored or such cash collateral deposit is required in an amount in same day funds equal to the amount of such drawing or, in the case of such a deposit, the maximum amount that may be drawn under the applicable Letter of Credit; provided that, anything contained in this Agreement to the contrary notwithstanding, (i) unless prior to 1:00 P.M. (New York time) on the date of such drawing or the date the Borrower is required to make such required deposit of cash collateral, as applicable, (A) the Borrower shall have notified the Issuing Bank and the Agent that the Borrower intends to reimburse the Issuing Bank for the amount of such drawing or to make such deposit with funds other than the proceeds of Revolving Loans or (B) the Borrower shall have delivered a Notice of Revolver Borrowing requesting Revolving Loans that are Base Rate Loans in an amount equal to the amount of such drawing or deposit, the Borrower shall be deemed to have given a Notice of Revolver Borrowing to the Agent requesting the Banks to make Revolving Loans that are Base Rate Loans on the date on which such drawing is honored or on which such deposit is required in an amount equal to the amount of such drawing or deposit, and (ii) if so requested by the Agent, the Banks shall, on the date of such drawing or required deposit, make Revolving Loans that are Base Rate Loans in the amount of such drawing or required deposit, the proceeds of which shall be applied directly by the Agent to reimburse the Issuing Bank for the amount of such drawing or to make a deposit with the Issuing Bank in the amount of such required deposit; and provided further that, if for any reason proceeds of Revolving Loans are not received by the Issuing Bank on such date in an amount equal to the amount of such drawing or deposit, the Borrower shall reimburse or make a deposit with the Issuing Bank, on the Business Day immediately following the date of such drawing or such deposit, in an amount in same day funds equal to the excess of the amount of such drawing or deposit over the amount of such Revolving Loans, if any, that are so received, plus accrued interest on such amount at the rate set forth in Section 2.10(e)(ii).

                  (D) PAYMENT BY THE BANKS. If the Borrower shall fail to reimburse the Issuing Bank, for any reason, as provided in Section 2.10(c) (including, without limitation, reimbursement by the making of Revolving Loans by the Banks pursuant to the terms of Section 2.10(c)) in an amount equal to the amount of any drawing honored by the Issuing Bank under a Letter of Credit issued by it, the Issuing Bank promptly shall notify each Bank of the unreimbursed amount of such drawing and of such Bank's respective participation therein based on such Bank's Pro Rata Share. Each Bank shall make available to the Issuing Bank an amount equal to its respective participation, in same day funds, at the office of the Issuing Bank specified in such notice, not later than 1:00 P.M. (New York time) on the Business Day after the date notified by the Issuing Bank. If any Bank fails to make available to the Issuing Bank the amount of such Bank's participation in such Letter of Credit as provided in this Section 2.10(d), the Issuing Bank shall be entitled to recover such amount on demand from such Bank together with interest at the customary rate set by the Issuing Bank for the correction of errors among banks for one Business Day and thereafter at the Base Lending Rate. Nothing in this Section 2.10 shall be deemed to prejudice the right of any Bank to recover from the Issuing Bank any amounts made available by such Bank to the Issuing Bank pursuant to this Section 2.10(d) if it is determined in a final judgment by a court of competent jurisdiction that the payment with respect to a Letter of Credit by the Issuing Bank in respect of which payment was made by such Bank constituted gross negligence or willful misconduct on the part of the Issuing Bank. The Issuing Bank shall distribute to each other Bank that has paid all amounts payable by it under this Section 2.10(d) with respect to any Letter of Credit issued by the Issuing Bank such other Bank's Pro Rata Share of all payments received by the Issuing Bank from the Borrower or pursuant to the last paragraph of Section 2.10(a), in each case, in reimbursement of drawings honored by the Issuing Bank under such Letter of Credit when such payments are received.

                  (E) COMPENSATION. The Borrower agrees to pay the following amounts to the Issuing Bank with respect to each Letter of Credit issued by it:

                  (i) with respect to each Letter of Credit, (A) a letter of credit fee (to be distributed to all the Banks according to their respective Pro Rata Shares) equal to the Applicable Eurodollar Margin multiplied by the maximum amount available from time to time for drawing under such Letter of Credit (calculated on the basis of a 360-day year and the actual number of days elapsed) and (B) a facing fee (to be retained by the Issuing Bank) equal to 0.25% per annum multiplied by the maximum amount available from time to time for drawing under such Letter of Credit (calculated on the basis of a 360-day year and the actual number of days elapsed), which amounts payable under clauses (A) and (B) shall be payable to the Issuing Bank quarterly in arrears on and to the last Business Day of each January, April, July and October, commencing January 31, 1998; provided that if the aggregate amount of the facing fee payable under clause (B) in respect of any Letter of Credit will be less than $500, the Borrower shall pay to the Issuing Bank, on the date of issuance of such Letter of Credit, a facing fee of $500 which shall be in lieu of the facing fee otherwise payable pursuant to such clause (B);

                  (ii) with respect to drawings made under any Letter of Credit, interest, payable on demand, on the amount paid by the Issuing Bank in respect of each such drawing from the date of the drawing through the date such amount is reimbursed by the Borrower (including any such reimbursement out of the proceeds of Revolving Loans pursuant to
         Section 2.09(c)) at a rate that is equal to the sum of the Base Lending Rate and the Applicable Base Margin; provided that if such amount is not paid on demand, such amount shall bear interest thereafter at a rate that is equal to 2.00% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans which such rate shall not thereafter be increased pursuant to Section 2.06(e); and

                  (iii) with respect to the issuance, amendment or transfer of each Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with the Issuing Bank's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or drawing, as the case may be, or as otherwise agreed to by the Issuing Bank.

                  Promptly upon receipt by the Issuing Bank of any amount described in clauses (i) or (ii) of this Section 2.10(e) (other than amounts specifically designated for distribution to the Issuing Bank) with respect to a Letter of Credit, the Issuing Bank shall distribute to each Bank its Pro Rata Share of such amount.

                  (F) OBLIGATIONS ABSOLUTE. The obligation of the Borrower to reimburse the Issuing Bank for drawings made under the Letters of Credit issued by it and to repay any Revolving Loans made by the Banks pursuant to Section 2.10(c) and the obligations by the Banks under Section 2.10(d) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including, without limitation, the following circumstances:

                  (i) any lack of validity or enforceability of any Letter of Credit;

                  (ii) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against a beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such transferee may be acting), the Agent, any Bank or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrower and the beneficiary for which the Letter of Credit was procured);

                  (iii) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; provided that the Issuing Bank shall use reasonable care to determine that the documents and certificates required to be delivered under any Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit;

                  (iv) payment by the Issuing Bank under any Letter of Credit against presentation of a demand, draft or certificate or other document that does not comply with the terms of such Letter of Credit; provided that the Issuing Bank shall use reasonable care to determine that the documents and certificates required to be delivered under any Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit;

                  (v) any adverse change in the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower or any of its Subsidiaries;

                  (vi) any breach of this Agreement or any other Credit Document by the Borrower or any of its Subsidiaries, the Agent or any Bank (other than the Issuing Bank);

                  (vii) any other circumstance or happening whatsoever, that is similar to any of the foregoing; or

                  (viii) the fact that a Default or an Event of Default shall have occurred and be continuing;

provided that the Borrower shall not be required to pay any such amounts to the extent they arise from the gross negligence or willful misconduct of the Issuing Bank (as determined by a court of competent jurisdiction).

                  (G) ADDITIONAL PAYMENTS. IF by reason of:

                  (i) any change in any applicable law, regulation, rule, decree or regulatory requirement or any change in the interpretation or application by any judicial or regulatory authority of any law, regulation, rule, decree or regulatory requirement, in each case occurring after the Effective Date; or

                  (ii) compliance by the Issuing Bank or any Bank with any direction, request or requirement (whether or not having the force of law) announced or issued after the Effective Date by any governmental or monetary authority, including, without limitation, any announcements or issuances under Regulation D of the Board of Governors of the Federal Reserve System;

THEN:

                  (i) the Issuing Bank or any Bank shall be subject to any tax, levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this Section 2.10, whether directly or by such being imposed on or suffered by the Issuing Bank or any Bank;

                  (ii) any reserve, special deposit, premium, FDIC assessment, capital adequacy or similar requirement is or shall be applicable, imposed or modified in respect of any Letters of Credit issued by the Issuing Bank or participations therein purchased by any Bank; or

                  (iii) there shall be imposed on the Issuing Bank or any Bank any other condition regarding this Section 2.10, any Letter of Credit or any participation therein;

AND the result of the foregoing is to directly or indirectly increase the cost to the Issuing Bank or any Bank of issuing, making or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce the amount receivable in respect thereof by the Issuing Bank or any Bank, THEN and in any such case the Issuing Bank or such Bank may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify the Borrower and the Agent, and the Borrower shall pay within five Business Days of the date of such notice such amounts as the Issuing Bank or such Bank may specify to be necessary to compensate the Issuing Bank or such Bank for such additional cost or reduced receipt, together with interest on such amount from the date demanded until payment in full thereof at a rate equal at all times to the Base Lending Rate plus 2.00% per annum. The determination by the Issuing Bank or any Bank, as the case may be, of any amount due pursuant to this Section 2.10(g) as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall be presumed to be correct.

                  (H) INDEMNIFICATION; NATURE OF THE ISSUING BANK'S DUTIES. In addition to amounts payable as elsewhere provided in this Section 2.10, the Borrower hereby agrees to protect, indemnify, pay and save harmless the Issuing Bank from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and reasonable allocated costs of internal counsel) that the Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit, other than as a result of gross negligence or willful misconduct of the Issuing Bank or the Issuing Bank's failure to use reasonable care to determine that the documents and certificates required to be delivered under such Letter of Credit had been delivered and that they complied on their face with the requirements of that Letter of Credit as determined by a court of competent jurisdiction or (ii) the failure of the Issuing Bank to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "GOVERNMENT ACTS"). Each Bank, proportionately to its Pro Rata Share, severally agrees to indemnify the Issuing Bank to the extent the Issuing Bank shall not have been reimbursed by the Borrower or its Subsidiaries, for and against any of the foregoing claims, demands, liabilities, damages, losses, costs, charges and expenses to which the Issuing Bank is entitled to reimbursement from the Borrower.

                  As between the Borrower and the Issuing Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by the Issuing Bank by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank shall not be responsible (absent gross negligence or willful misconduct (as determined by a court of competent jurisdiction)): (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of such Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Issuing Bank, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of any of the Issuing Bank's rights or powers hereunder; provided that, notwithstanding the foregoing, the Issuing Bank shall use reasonable care to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit.

                  In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Bank under or in connection with the Letters of Credit issued by it or the related certificates, if taken or omitted in good faith and absent gross negligence or willful misconduct of the Issuing Bank (as determined by a court of competent jurisdiction), shall not put the Issuing Bank under any resulting liability to the Borrower.

                  Notwithstanding anything to the contrary contained in this
Section 2.10(h), the Borrower shall have no obligation to indemnify the Issuing Bank in respect of any liability incurred by the Issuing Bank arising solely out of the gross negligence or willful misconduct of the Issuing Bank as determined by a court of competent jurisdiction, or out of the wrongful dishonor by the Issuing Bank of a proper demand for payment made under the Letters of Credit; provided that the Issuing Bank shall use reasonable care to determine that the documents and certificates required to be delivered under any Letter of Credit have been delivered and that they comply on their face with the requirements of that Letter of Credit.

                  (I) COMPUTATION OF INTEREST. Interest payable pursuant to this
Section 2.10 shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues.


                  SECTION 3. FEES.

                  3.01 FEES.

                  (A) AGENCY FEE. The Borrower agrees to pay to the Agent on the Effective Date an amount separately agreed to by the Agent and the Borrower.

                  (B) COMMITMENT FEE. The Borrower agrees to pay to the Agent, for distribution to each Bank in proportion to its Pro Rata Share, commitment fees for the period from and including the Effective Date to but excluding the Termination Date equal to the average of the daily unused portion of the Revolving Loan Commitments multiplied by the Commitment Fee Percentage per annum, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on and to the last Business Day of January, April, July and October commencing on January 31, 1998 and upon the termination of the Revolving Loan Commitments. Anything contained in this Agreement to the contrary notwithstanding, for the purposes of calculating the commitment fees payable by the Borrower pursuant to this Section 3.01(b), the "UNUSED PORTION OF THE REVOLVING LOAN COMMITMENTS," as of any date of determination, shall be an amount equal to the aggregate amount of the Revolving Loan Commitments as of such date minus the aggregate principal amount of all outstanding Revolving Loans and the Letter of Credit Usage on such date, and the unused portion of the Revolving Loan Commitments shall not be reduced by (i) reason of the Borrower's inability to satisfy the conditions precedent set forth in Section 5 and consequent inability to borrow Loans hereunder or (ii) the aggregate principal amount of all outstanding Swing Line Loans.


                  (C) ADMINISTRATIVE FEE. The Borrower agrees to pay to the Agent an annual administrative fee in the amount and at the times separately agreed to by the Agent and the Borrower.

                  (D) CONSENT FEE. On the Effective Date, the Borrower shall pay to the Agent, for distribution (as appropriate) to Existing Banks, a consent fee as set forth in the term sheet (for purposes of this Section 3.01, the "TERM SHEET") contained in the Confidential Information Memorandum.

                  (E) ADDITIONAL BANK FINANCING FEE. On the Effective Date, the Borrower shall pay to the Agent, for distribution (as appropriate) to the Banks, the "Additional Bank Financing Fees" described in the Term Sheet.

                  SECTION 4. PREPAYMENTS AND REDUCTIONS IN COMMITMENTS;
PAYMENTS.

                  4.01 SCHEDULED PAYMENTS OF TERM LOANS. The Borrower shall make principal payments on the Term Loans in installments on the dates and in the amounts set forth below:


===============================================================================
               DATE                                           SCHEDULED PAYMENT
===============================================================================
        September 15, 1999                                      $ 1,500,000
-------------------------------------------------------------------------------
        December 15, 1999                                       $ 1,500,000
-------------------------------------------------------------------------------
        March 15, 2000                                          $ 1,500,000
-------------------------------------------------------------------------------
        June 15, 2000                                           $ 1,500,000
-------------------------------------------------------------------------------
        September 15, 2000                                      $ 3,000,000
-------------------------------------------------------------------------------
        December 15, 2000                                       $ 3,000,000
-------------------------------------------------------------------------------
        March 15, 2001                                          $ 3,000,000
-------------------------------------------------------------------------------
        June 15, 2001                                           $ 6,000,000
-------------------------------------------------------------------------------
        September 15, 2001                                      $ 6,000,000
-------------------------------------------------------------------------------
        December 15, 2001                                       $ 6,000,000
-------------------------------------------------------------------------------
        March 15, 2002                                          $ 6,000,000
-------------------------------------------------------------------------------
        June 15, 2002                                           $ 6,000,000
-------------------------------------------------------------------------------
        September 15, 2002                                      $15,000,000
-------------------------------------------------------------------------------
        December 16, 2002                                       $15,000,000
===============================================================================

provided that the scheduled installments of principal of the Term Loans set forth above shall be reduced in connection with (i) any voluntary prepayments of the Term Loans in accordance with Section 4.02(a) and (ii) any mandatory prepayments in accordance with Section 4.02(c); and provided, further that the Term Loans and all other amounts owed hereunder with respect to the Term Loans shall be paid in full no later than the Termination Date, and the final installment payable by the Borrower in respect of the Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Term Loans.

                  4.02 PREPAYMENTS AND REDUCTIONS IN COMMITMENTS.

                  (A) VOLUNTARY PREPAYMENTS. The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part from time to time on the following terms and conditions: (i) the Borrower shall deliver to the Agent at its Notice Office prior notice of its intent to prepay the Term Loans or the Revolving Loans and the amount of such prepayment no later than 12:00 Noon (New York time) one Business Day in advance of the proposed prepayment date (in the case of a Base Rate Loan) and three Business Days in advance of the proposed prepayment date (in the case of a Eurodollar Rate Loan), which notice the Agent shall promptly transmit to each of the Banks, (ii) Eurodollar Rate Loans prepaid other than on the expiration of the Interest Period applicable thereto shall be subject to payment of breakage costs by the Borrower and (iii) the Borrower may prepay Swing Line Loans at any time in full or in part without notice or penalty. Any such voluntary prepayment shall be applied as specified in Section 4.03(a).

                  (B) VOLUNTARY REDUCTIONS OF REVOLVING LOAN COMMITMENTS. The Borrower shall have the right, at any time and from time to time, to terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Total Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments. The Borrower shall give not less than three Business Days' prior written notice to the Agent designating the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction. Promptly after receipt of a notice of such termination or partial reduction, the Agent shall notify each Bank of the proposed termination or reduction. Such termination or partial reduction of the Revolving Loan Commitments shall be effective on the date specified in the Borrower's notice and shall reduce the Revolving Loan Commitment of each Bank proportionately to its Pro Rata Share. Any such partial reduction of the Revolving Loan Commitments shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount unless the remaining amount of the Revolving Loan Commitments is less than $1,000,000 in which case such reduction shall be in the amount of the then remaining Revolving Loan Commitments.

                  (C) MANDATORY PREPAYMENTS AND MANDATORY REDUCTIONS OF REVOLVING LOAN COMMITMENTS. The Loans shall be prepaid and/or the Revolving Loan Commitments shall be permanently reduced in the amounts and under the circumstances set forth below, all such prepayments and/or reductions to be applied as set forth below or as more specifically provided in Section 4.03:

                           (I) Prepayments and Reductions Due to Qualified
                  High-Yield Offering. No later than the second Business Day following the date of receipt by the Borrower of the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) from a Qualified High-Yield Offering, the Borrower shall (i) prepay the Term Loans in full utilizing the first $75,000,000 of such proceeds, (ii) prepay first outstanding Swing Line Loans and second outstanding Revolving Loans utilizing the next $125,000,000 of such proceeds with no corresponding reduction in the Revolving Loan Commitments, and (iii) to the extent of any such proceeds in excess of $200,000,000, prepay outstanding Revolving Loans and permanently reduce the Revolving Loan Commitments in an amount equal to such excess. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Loan Commitments pursuant to this Section 4.02(c)(i), the Borrower shall deliver to Agent an Officers' Certificate demonstrating the calculation of the net cash proceeds that gave rise to such prepayment and/or reduction. In the event that the Borrower shall subsequently determine that the actual net cash proceeds were greater than the amount set forth in such Officers' Certificate, the Borrower shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Revolving Loan Commitments shall be permanently reduced) in an amount equal to the amount of such excess, and the Borrower shall concurrently therewith deliver to Agent an Officers' Certificate demonstrating the derivation of the additional net cash proceeds resulting in such excess.


                                    (ii) Prepayments and Reductions Due to
                  Issuance of Debt Securities Other Than in Connection With a Qualified High-Yield Offering. No later than the second Business Day following the date of receipt by the Borrower of the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) from the issuance of any debt Securities of the Borrower (other than pursuant to a Qualified High-Yield Offering), the Borrower shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to 100% of such net cash proceeds. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Loan Commitments pursuant to this Section 4.02(c)(ii), the Borrower shall deliver to Agent an Officers' Certificate demonstrating the calculation of the net cash proceeds that gave rise to such prepayment and/or reduction. In the event that the Borrower shall subsequently determine that the actual net cash proceeds were greater than the amount set forth in such Officers' Certificate, the Borrower shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Revolving Loan Commitments shall be permanently reduced) in an amount equal to the amount of such excess, and the Borrower shall concurrently therewith deliver to Agent an Officers' Certificate demonstrating the derivation of the additional net cash proceeds resulting in such excess.

                           (iii) Prepayments Due to Reductions or Restrictions
                  of Revolving Loan Commitments. The Borrower shall from time to time prepay first the Swing Line Loans and second the Revolving Loans to the extent necessary to give effect to the limitations set forth in Sections 2.01(a) and 2.02(a).

                  4.03 APPLICATION OF PREPAYMENTS.

                  (A) APPLICATION OF VOLUNTARY PREPAYMENTS BY TYPE OF LOANS AND ORDER OF MATURITY. Any voluntary prepayments pursuant to Section 4.02(a) shall be applied as specified by the Borrower in the applicable notice of prepayment; provided that in the event the Borrower fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Swing Line Loans to the full extent thereof, second to repay outstanding Revolving Loans to the full extent thereof, and third to repay outstanding Term Loans to the full extent thereof. Any voluntary prepayments of the Term Loans pursuant to Section 4.02(a) shall be applied to reduce the scheduled installments of principal of the Term Loans set forth in Section 4.01 on a pro rata basis in accordance with the respective outstanding principal amounts thereof.

                  (B) APPLICATION OF CERTAIN MANDATORY PREPAYMENTS BY TYPE OF LOANS. Any amount (the "APPLIED AMOUNT") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments pursuant to Section 4.02(c)(ii) shall be applied first to prepay the Term Loans to the full extent thereof, second, to the extent of any remaining portion of the Applied Amount, to prepay the Swing Line Loans to the full extent thereof and to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, third, to the extent of any remaining portion of the Applied Amount, to prepay the Revolving Loans to the full extent thereof and to further permanently reduce the Revolving Loan Commitments by the amount of such prepayment, and fourth, to the extent of any remaining portion of the Applied Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof.

                  (C) APPLICATION OF CERTAIN MANDATORY PREPAYMENTS OF TERM LOANS. Any mandatory prepayments of the Term Loans pursuant to Section 4.02(c)(ii) shall be applied to reduce the scheduled installments of principal of the Term Loans set forth in Section 4.01 on a pro rata basis in accordance with the respective outstanding principal amounts thereof.

                  (D) APPLICATION OF PREPAYMENTS TO BASE RATE LOANS AND EURODOLLAR RATE LOANS. Considering Term Loans and Revolving Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by the Borrower pursuant to subsection 2.09(e).

                  (E) APPLICATION OF PREPAYMENTS TO PRINCIPAL AND INTEREST. Except with respect to prepayments of Revolving Loans pursuant to Section 4.02(a), all payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest before application to principal.

                  4.04 GENERAL PROVISIONS REGARDING PAYMENTS.

                  (A) METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made (i) subject to the second paragraph of Section 4.04(c), in the case of any Swing Line Loan to the Swing Line Bank, and (ii) to the Agent for the account of the Bank or the Banks entitled thereto not later than 1:00 P.M. (New York time), on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Agent. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or under any Note or of the commitment or other fees hereunder, as the case may be; provided, however, that if the day on which payment relating to a Eurodollar Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in that month, then the due date thereof shall be the next preceding Business Day. The Borrower and the Swing Line Bank shall give the Agent prompt notice of each Swing Line Loan and any payment thereof. All voluntary prepayments shall be made in an aggregate minimum amount of $100,000 and integral multiples of $10,000 in excess of that amount.

                  (B) NET PAYMENTS. All payments made by the Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense.

                  (C) APPORTIONMENT OF PAYMENTS. Aggregate principal and interest payments shall be apportioned among all outstanding Loans to which such payments relate, and such payments shall be apportioned ratably to the Banks, proportionately to the Banks' respective Pro Rata Shares. The Agent promptly shall distribute to each Bank at its primary address set forth below its name on the appropriate signature page hereof or such other address as any Bank may request its share of all such payments received by the Agent and the commitment and loan fees of such Bank when received by the Agent pursuant to Section 3.01.

                  Anything contained in this agreement to the contrary notwithstanding, upon the occurrence and during the continuance of any Event of Default specified in Section 9 or after the acceleration of the maturity of the Loans and the other amounts referred to in Section 9 or termination of the Revolving Loan Commitments, all payments relating to the Loans and the other Obligations shall be made to the Agent for the account of the Banks and all amounts received by the Agent that are to be applied to the payment of the Obligations shall be distributed first to the Swing Line Bank to the extent of the unpaid principal of, and accrued interest on, Swing Line Loans and second to the Banks in such a manner that each Bank receives its proportionate share of such amounts based on the outstanding principal amounts of all Revolving Loans then outstanding and the amount of all other Obligations then payable.

                  SECTION 5. CONDITIONS PRECEDENT.

                  5.01 CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective only upon satisfaction of all of the following conditions:

                  (A) EXECUTION OF AGREEMENT; CREDIT DOCUMENTS; NOTES. The Agent shall have received: (i) an original of this Agreement (whether the same or different copies) duly executed by the Borrower, each Bank and the Agent, (ii) an original Revolving Note and Term Note made to the order of each Bank, duly executed by the Borrower in the amount, maturity and as otherwise provided herein, (iii) an original Swing Line Note made to the order of the Swing Line Bank, duly executed by the Borrower, (iv) an original Consent to Amendment and Restatement duly executed by each Guarantor Subsidiary, and (v) to the extent not already received, signed copies of the other Credit Documents (whether the same or different copies) duly executed by the parties thereto.

                  (B) NO DEFAULT; REPRESENTATION AND WARRANTIES; MATERIAL ADVERSE CHANGES. All representations and warranties of the Borrower and its Subsidiaries set forth in this Agreement and in each of the other Credit Documents shall be true, correct and complete in all material respects on and as of the Effective Date and after giving effect to the transactions contemplated to occur on such date, and the Borrower shall have delivered to the Agent an Officer's Certificate, dated as of the Effective Date, signed by the President or Vice President of the Borrower, and attested to by the Secretary or any Assistant Secretary of the Borrower, in form and substance satisfactory to the Agent, to the effect that on and as of the Effective Date and after giving effect to the transactions contemplated to occur on such date, (i) no Default or Event of Default shall have occurred and be continuing, (ii) all representations and warranties contained herein and in the other Credit Documents are true, correct and complete in all material respects and
         (iii) no material adverse change has occurred in the business, operations, properties, assets or condition (financial or otherwise) or prospects of any of the Borrower and its Subsidiaries taken as whole since December 31, 1996; provided, however, that the enactment of legislation on August 6, 1997 providing for reductions in Medicare's reimbursement rates for oxygen therapy shall not in and of itself be considered a material adverse change for purposes of this clause (iii).

                  (C) CORPORATE DOCUMENTS; PROCEEDINGS.

                           (i) On the Effective Date, the Agent shall have received a certificate, dated the Effective Date, signed by the President or Vice President of the Borrower, and attested to by the Secretary or any Assistant Secretary of the Borrower, in form and substance satisfactory to the Agent, certifying (A) resolutions of the Board of Directors of the Borrower authorizing and approving this Agreement, the Notes, the other Credit Documents and the transactions contemplated hereby, (B) the signatures and incumbency of the Borrower's officers executing this Agreement, the Notes, any other Credit Documents to which the Borrower is a party and the documents, instruments or other certificates to be delivered in connection with this Agreement and the other Credit

         Documents, and (C) the Certificate of Incorporation and By-Laws of the Borrower together with copies of the Certificate of Incorporation and By-Laws of the Borrower and the resolutions of the Borrower referred to in such certificate. In lieu of delivering a copy of its Certificate of Incorporation or By-Laws to the Agent pursuant to the preceding sentence, the Borrower may certify in its certificate delivered pursuant to this clause (i) that such Certificate of Incorporation or By-Laws, as the case may be, were delivered to the Agent pursuant to the Existing Credit Agreement and that there has been no change in such Certificate of Incorporation or By-Laws, as the case may be, since the date of such delivery.

                           (ii) On the Effective Date, the Agent shall have received a certificate, dated the Effective Date, signed by the President or Vice President of each of the Borrower's Subsidiaries party to any Credit Document, and attested to by the Secretary or any Assistant Secretary of such Subsidiary, in form and substance satisfactory to the Agent, certifying (A) the resolutions adopted by the Board of Directors of such Subsidiary approving and authorizing the Consent to Amendment and Restatement, the Subsidiary Guaranty, the Subsidiary Security Agreement, the Subsidiary Pledge Agreement, the Trademark Security Agreement, the Subsidiary Trademark Security Agreement (if such Subsidiary is a party thereto), the Subsidiary Partnership Security Agreement (if such Subsidiary is a party thereto) and the transactions contemplated thereby and by this Agreement, (B) the signatures and incumbency of the officers such Subsidiary executing the Credit Documents to which such Subsidiary is a party and the documents, instruments or other certificates to be delivered in connection with this Agreement and the other Credit Documents, and (C) the Articles or Certificate of Incorporation or other charter documents and By-Laws of such Subsidiary, together with copies of the Articles or Certificate of Incorporation or other charter documents and By-Laws of such Subsidiary and the resolutions of such Subsidiary referred to in such certificate. In lieu of delivering a copy of its Articles or Certificate of Incorporation or other charter documents or By-Laws to the Agent pursuant to the preceding sentence, any of the Borrower's Subsidiaries may certify in its certificate delivered pursuant to this clause (ii) that such Articles or Certificate of Incorporation, other charter documents or By-Laws, as the case may be, were delivered to the Agent pursuant to the Existing Credit Agreement and that there has been no change in such Articles or Certificate of Incorporation, other charter documents or By-Laws, as the case may be, since the date of such delivery.

                           (iii) On the Effective Date, the Agent shall have received copies of the Articles or Certificate of Incorporation or other charter documents of each of the Borrower and each of the Borrower's Subsidiaries party to any Credit Document, certified as of a recent date prior to delivery by the Secretary of State of its jurisdiction of incorporation, together with a good standing certificate from its jurisdiction of incorporation dated a recent date prior to delivery; provided, however, that the Articles or Certificate of Incorporation or other charter documents of a Subsidiary need not be delivered pursuant to this clause (iii) if such Subsidiary certifies pursuant to clause (ii) above that such Articles or Certificate of Incorporation or other charter documents were delivered to the Agent pursuant to the Existing Credit Agreement and that there has been no change in such Articles or Certificate of Incorporation or other charter documents since the date of such delivery.

                           (iv) All corporate, partnership and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be satisfactory in form and substance to the Banks, and the Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings and governmental approvals, if any, that any Bank reasonably may have requested in connection therewith, such documents and papers as appropriate to be certified by proper corporate, partnership or governmental authorities.

                  (D) PERFECTION OF SECURITY INTERESTS. The Borrower and its Subsidiaries shall have taken or caused to be taken such actions in such a manner so that the Agent has or maintains a valid and perfected first priority security interest in all Collateral (subject to Liens consented to by the Required Banks with respect to such Collateral and other Liens permitted by Section 8.01) encumbered or to be encumbered under the Credit Documents. Such actions shall include, without limitation: (i) the delivery, to the extent not theretofore delivered, pursuant to the applicable Credit Documents by the Borrower and its Subsidiaries of such certificates (which certificates shall be registered in the name of the Agent or properly endorsed in blank for transfer or accompanied by irrevocable undated stock powers duly endorsed in blank, all in form and substance satisfactory to the Agent) representing all of the capital stock required to be pledged pursuant to the Credit Documents; (ii) the delivery, to the extent not theretofore delivered, pursuant to the applicable Credit Documents by the Borrower and its Subsidiaries of such promissory notes (which promissory notes shall be endorsed to the order of the Agent, all in form and substance satisfactory to the Agent) representing all of the pledged debt required to be pledged pursuant to the Credit Documents;
         (iii) the delivery, to the extent not theretofore delivered, to the Agent of Uniform Commercial Code financing statements, or amendments thereto, executed by the Borrower and its Subsidiaries as to the Collateral granted by the Borrower and its Subsidiaries for all jurisdictions as may be necessary or desirable to perfect the Agent's security interest in such Collateral; and (iv) evidence reasonably satisfactory to the Agent that all other filings (including, without limitation, filings with the United States Patent and Trademark Office), recordings and other actions the Agent deems necessary or advisable to establish, preserve and perfect the first priority Liens (subject to Liens permitted under this Agreement or consented to by the Required Banks with respect to such Collateral) granted to the Agent in personal and mixed property shall have been made.

                  (E) MARGIN RATE DETERMINATION CERTIFICATE. The Borrower shall have delivered a Margin Rate Determination Certificate calculated using consolidated financial statements of the Borrower dated September 30, 1997.

                  (F) PAYMENT OF FEES. The Borrower shall have paid (i) the Fees required by Section 3.01 to be paid on or prior to the Effective Date, and (ii) to the Agent and the Banks (as such terms are defined in the Existing Credit Agreement) all unpaid fees accrued under the Existing Credit Agreement prior to the Effective Date.

                  (G) CONVERSION OF EXISTING REVOLVING LOANS; PAYMENT OF INTEREST, FEES AND EXISTING SWING LINE LOANS. On or before the Effective Date, notwithstanding anything contained in the Existing Credit Agreement or Section 2.04 of this Agreement to the contrary, (i) the Borrower shall repay in full all Existing Swing Line loans, together with all accrued and unpaid interest thereon (ii) the Borrower shall convert all Existing Bank Loans outstanding on the Effective Date as Eurodollar Rate Loans into Base Rate Loans and, in connection therewith, shall pay to Existing Banks such amounts as would have been payable pursuant to Section 2.09(e) of the Existing Credit Agreement if such Eurodollar Rate Loans had been prepaid on the Effective Date,
         (iii) the Borrower shall pay to Agent, for distribution (as appropriate) to Banks, all accrued and unpaid interest with respect to all Existing Bank Loans outstanding on the Effective date, (iv) the Borrower shall pay to Agent, for distribution (as appropriate) to Banks, all commitment fees and letter of credit fees which are accrued and unpaid as of the Effective Date under Sections 3.01(b) and 2.10(e) of the Existing Credit Agreement, and (v) the Borrower shall pay to Agent, for distribution (as appropriate) to Banks and Agent the fees payable on the Effective Date referred to at Section 3.01.

                  (H) FINANCIAL STATEMENTS. The Banks shall have received (i) audited financial statements of the Borrower and its Subsidiaries for the fiscal years ended December 31, 1994, 1995 and 1996, (ii) unaudited financial statements of the Borrower and its Subsidiaries for the nine-month period ended September 30, 1997, and (iii) final projected financial statements (including balance sheets and statements of operations, stockholders' equity and cash flows) of the Borrower and its Subsidiaries for the five-year period after the Effective Date, all of the foregoing to be (x) substantially consistent with any financial statements for the same periods delivered to the Agent prior to preparation of the Confidential Information Memorandum and, in the case of any such financial statements for subsequent periods, substantially consistent (subject to variances resulting from changes of a general economic nature) with any projected financial results for such periods delivered to the Agent prior to such preparation and (y) otherwise in form and substance satisfactory to the Banks.

                  (I) EXISTING AND CONTINUING INDEBTEDNESS. The Existing Indebtedness that shall remain outstanding after the Effective Date shall be as set forth on SCHEDULE 8.04(II) annexed hereto, and the Borrower shall have delivered to the Agent an Officers' Certificate to such effect.

                  (J) SATISFACTION OF CONDITIONS TO FUNDING. All conditions precedent to the making of Loans and the issuance of Letters of Credit described in Section 5.02 shall be satisfied on and as of the Effective Date with respect to the Term Loans, the Revolving Loans and Swing Line Loans, if any, to be made, and the Letters of Credit to be issued, on such date.

                  (K) NO EVENT OF DEFAULT. Immediately prior to the Effective Date, no "Default" or "Event of Default" (as such terms are defined in the Existing Credit Agreement) shall have occurred and be continuing.

                  (L) OPINIONS OF COUNSEL. On the Effective Date, the Agent shall have received from Harwell Howard Hyne Gabbert & Manner, P.C., counsel to the Borrower, an opinion substantially in the form annexed hereto as EXHIBIT R, addressed to each of the Banks and dated the date of delivery, covering such matters incident to the transactions contemplated herein as the Agent may reasonably request.

                  (M) CERTAIN APPROVALS AND AGREEMENTS. Borrower and its Subsidiaries shall have obtained all third party consents, waivers, amendments, and approvals that may be necessary under Borrower's and its Subsidiaries' existing contracts and agreements in connection with the borrowings under this Agreement and all related transactions, and Borrower and its Subsidiaries shall otherwise be in material compliance with such agreements.

                  All the Notes, certificates, legal opinions and other documents and papers referred to in this Section 5, unless otherwise specified, shall be delivered to the Agent for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks and shall be satisfactory in form and substance to the Banks.

                  5.02 CONDITIONS TO ALL LOANS AND LETTERS OF CREDIT. The obligations of the Banks to make Term Loans and Revolving Loans, the Swing Line Bank to make Swing Line Loans and the Issuing Bank to issue Letters of Credit on each Funding Date are subject to the following further conditions precedent:

                  (A) The Agent or Issuing Bank shall have received, in accordance with the provisions of Sections 2.01(b), 2.03(b) or 2.10(b), as the case may be, before that Funding Date, an originally executed Notice of Term Borrowing, Notice of Revolver Borrowing or Notice of Issuance of Letter of Credit, as the case may be (or, in the case of a Swing Line Loan, the Swing Line Bank shall have received an executed Notice of Swing Line Borrowing), in each case signed by the Chief Executive Officer, the Chief Financial Officer or the Treasurer of the Borrower or by any officer of the Borrower designated by the Board of Directors of the Borrower or any of the above-described officers on behalf of the Borrower in writing delivered to the Agent. The obligation of the Issuing Bank to issue any Letter of Credit is subject to the further condition precedent that on or before the date of issuance of such Letter of Credit, the Issuing Bank shall have received, in accordance with the provisions of Section 2.10(b), all other information specified in Section 2.10(b) and such other documents as the Issuing Bank reasonably may require in connection with the issuance of such Letter of Credit.

                  (B) As of the Funding Date:

                           (i) The representations and warranties contained
                  herein shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date taking into account any amendments to the Schedules or Exhibits hereto as a result of any disclosures made by the Borrower to the Agent and the Banks after the Effective Date approved by the Agent and the Required Banks in their reasonable discretion;

                           (ii) No event shall have occurred and be continuing
                  or would result from the consummation of the borrowing contemplated by such Notice of Revolver Borrowing or the issuance of such Letter of Credit that would constitute a Default or an Event of Default;

                           (iii) The Borrower shall have performed in all
                  material respects all agreements and satisfied all conditions that this Agreement provides shall be performed by it on or before that Funding Date;

                           (iv) No order, judgment or decree of any court,
                  arbitrator or governmental authority shall purport to enjoin or restrain any Bank (or, in the case of a Swing Line Loan, the Swing Line Bank) from making the Revolving Loans, the Term Loans or the Issuing Bank from issuing the Letter of Credit (or, in the case of a Swing Line Loan, making a Swing Line
                  Loan); and

                           (v) The making of the Loans or the issuing of the
                  Letter of Credit requested on such Funding Date shall not violate any law, including, without limitation, Regulation G, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

                  SECTION 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. In order to induce the Banks to enter into this Agreement and to maintain and make the Loans, the Borrower makes the following representations, warranties and agreements, which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans:

                  6.01 CORPORATE STATUS. Each of the Borrower and its Subsidiaries (i) is a duly organized and validly existing corporation, partnership or association, as the case may be, in good standing under the laws of the jurisdiction of its incorporation (except in the case of each of American HomePatient of Illinois, Inc., Medical Equipment Service, Inc., and American HomePatient Ventures, Inc., each of which the Borrower shall cause to be in good standing within 30 days after the Effective Date), (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged, (iii) is duly qualified as a foreign corporation, partnership or association, as the case may be, and in good standing in ea ch jurisdiction where its ownership, leasing or operation of property or the conduct of its business requires such qualification, except if the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole and (iv) is in compliance with all requirements of law, including, but not limited to, all federal, state and local statutes, regulations and ordinances relating to the delivery of healthcare services of the type provided by the Borrower and its Subsidiaries and payment therefor, except to the extent that the failure to do so could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  6.02 CORPORATE POWER AND AUTHORITY. The Borrower and each of its Subsidiaries has the corporate, partnership or other power to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is a party and has taken all necessary corporate, partnership or other action to authorize the execution, delivery and performance by it of each of such Credit Documents. The Borrower and each of its Subsidiaries has duly executed and delivered each of the Credit Documents to which it is party, and each of such Credit Documents constitutes the legal, valid and binding obligation of the Borrower or such Subsidiary, as the case may be, enforceable against the Borrower or such Subsidiary, as the case may be, in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law). The Borrower and each Subsidiary making any Acquisition shall have the corporate, partnership or other power to consummate such Acquisition upon the consummation thereof, on the terms set forth in any applicable purchase agreement, agreement of merger or other operative agreement. Upon the consummation of any Acquisition, such Acquisition shall have been duly authorized by all necessary action of the Borrower and any of its Subsidiaries participating therein.

                  6.03 NO VIOLATION. Neither the execution, delivery or performance by the Borrower or a Subsidiary of the Borrower of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions of any such Credit Documents, nor the consummation of any Acquisition, upon the consummation thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality (except, in the case of the consummation of any Acquisition, as could not reasonably be expected to have a material adverse effect on the business, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole), (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under (except, in the case of the consummation of any Acquisition, as could not reasonably be expected to have a material adverse effect on the business, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole), or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than Liens permitted under Section 8.01) upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws (or other documents of formation and governance, as the case may be) of the Borrower or any of its Subsidiaries.

                  6.04 GOVERNMENTAL APPROVALS. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by the Borrower or any of its Subsidiaries of any Credit Document to which the Borrower or any of such Subsidiaries is a party, (ii) the legality, validity, binding effect or enforceability of any such Credit Document or (iii) any Acquisition, except filings, approvals and authorizations that shall have been made or obtained prior to the consummation of such Acquisition or for which arrangements shall have been made for the subsequent issuance thereof within four weeks of the closing of such Acquisition (or, if an additional period is necessary such additional period as is satisfactory to the Agent) except, in any case, filings, approvals and authorizations that could not reasonably be expected to have a material adverse effect on the business, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.


                  6.05 FINANCIAL STATEMENTS; FINANCIAL CONDITION; UNDISCLOSED LIABILITIES; ETC.

                  (A) The financial statements delivered to the Existing Banks pursuant to Sections 7.01(a) and (b) of the Existing Credit Agreement and to the Banks pursuant to Section 5.01(h) present fairly the consolidated financial condition of the Borrower and its Subsidiaries as at the respective dates thereof and the consolidated results of operations and changes in financial condition of the Borrower and its Subsidiaries for each of the periods covered thereby, subject (in the case of any unaudited interim financial statements) to changes resulting from normal year-end adjustments. All such consolidated financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied.

                  (B) Except as fully reflected in the financial statements described in Section 6.05(a) or in SCHEDULE 6.05, and except for Interest Rate Agreements permitted hereunder, there were as of the Effective Date no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) that, either individually or in aggregate, would be material to the Borrower and its Subsidiaries taken as a whole. Except as set forth in SCHEDULE 6.05, as of the Effective Date the Borrower does not know of any basis for the assertion against the Borrower or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully reflected in the financial statements described in Section 6.05(a) that, either individually or in the aggregate, would be material to the Borrower and its Subsidiaries taken as a whole.

                  6.06 LITIGATION. Except as set forth on SCHEDULE 6.06, there is no action, suit or arbitration or other proceeding pending or, to the best knowledge of the Borrower), threatened with respect to (i) any Credit Document,
(ii) any tax return, (iii) any Acquisition that has been consummated, if any, or
(iv) any other matter that, if adversely determined, is reasonably likely to materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  6.07 TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) heretofore or contemporaneously furnished by the Borrower or on behalf of the Borrower with its knowledge in writing to any Bank (including, without limitation, all information contained in the Credit Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein (including, without limitation, any Acquisition) is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Borrower in writing to any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not materially misleading at such time in light of the circumstances under which such information was provided.

                  6.08 USE OF PROCEEDS; MARGIN REGULATIONS. All proceeds of the Loans and any Letters of Credit have been and will be used by the Borrower for the purposes set forth in Section 2.07; provided that no part of the proceeds of any Loan or any Letter of Credit was or will be used by the Borrower to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan or the issuance of any Letter of Credit nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

                  6.09 TAX RETURNS AND PAYMENTS. Each of the Borrower and its Subsidiaries has filed all tax returns required to be filed by it and has paid all income taxes payable by it that have become due pursuant to such tax returns and all other taxes and assessments payable by it that have become due, other than those not yet delinquent, those being contested in good faith and those listed on SCHEDULE 6.06.

                  6.10 COMPLIANCE WITH ERISA. Each Plan is in substantial compliance with ERISA; no Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability, no Plan has an accumulated or waived funding deficiency or permitted decreases in its funding standard account within the meaning of Section 412 of the Code; neither the Borrower nor any Subsidiary of the Borrower nor ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Sections 502(c), (i) or (l), 515, 4062, 4063, 4064, 4071, 4201 or 4204 of ERISA or Chapter 43 of the Code or expects to incur any liability under any of the foregoing sections; no proceedings have been instituted to terminate any Plan; no condition exists that presents a material risk to the Borrower or any of its Subsidiaries of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; no Lien imposed under the Code or ERISA on the assets of the Borrower or any of its Subsidiaries exists or is likely to arise on account of any Plan; the Borrower and its Subsidiaries may terminate contributions to any other employee benefit plans maintained by them without incurring any material liability to any Person interested therein; and no Plan has received notice from the Internal Revenue Service of the failure of such Plan to qualify under Section 401(a) of the Code.

                  6.11 CAPITALIZATION. The authorized capital stock of the Borrower consists of 35,000,000 shares of common stock, $0.01 par value per share, of which 14,893,576 shares were issued and outstanding as of December 12, 1997 and 5,000,000 shares of preferred stock, $0.01 par value per share, of which none are issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and non-assessable. The Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock except as described on SCHEDULE 6.11 or as issued under any employee stock option plan of the Borrower and reported to the Agent each fiscal quarter.

                  6.12 SUBSIDIARIES. On the Effective Date, the corporations listed on SCHEDULE 6.12 and the associations or joint ventures listed on
SCHEDULE 6.21 are the only Subsidiaries of the Borrower. SCHEDULE 6.12 and
SCHEDULE 6.21 correctly set forth, as of the Effective Date, the percentage ownership (direct and indirect) of the Borrower in each class of capital stock or partnership interests of each of its Subsidiaries and also identify the direct owner thereof.

                  6.13 COMPLIANCE WITH STATUTES, ETC. Except as disclosed on
SCHEDULE 6.13, each of the Borrower and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as would not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  6.14 INVESTMENT COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  6.15 PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  6.16 LABOR RELATIONS. Neither the Borrower nor any of its Subsidiaries nor, to the best of the Borrower's knowledge at the time of any Acquisition, the Target of such Acquisition, is engaged in any unfair labor practice that would (upon giving effect to such Acquisition) have a material adverse effect on the Borrower and its Subsidiaries taken as a whole. There is
(i) no significant unfair labor practice complaint pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower at the time of any Acquisition, the Target of such Acquisition, before the National Labor Relations Board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries or, to the best of knowledge of the Borrower at the time of any Acquisition, the Target of such Acquisition, (ii) no significant strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower at the time of any Acquisition, the Target of such Acquisition, and (iii) to the best knowledge of the Borrower, no union representation question existing with respect to the employees of the Borrower or any of its Subsidiaries and, to the best knowledge of the Borrower, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as would not (upon giving effect to such Acquisition) have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  6.17 PATENTS, LICENSES, FRANCHISES AND FORMULAS. Except as set forth on SCHEDULE 6.17, each of the Borrower and its Subsidiaries owns all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business. Except as set forth on
SCHEDULE 6.17, no proceedings, claims, actions or oppositions have been instituted or are pending or, to the best of the Borrower's and its Subsidiaries' knowledge, after due inquiry, are threatened that challenge the validity of the Borrower's or its Subsidiaries' use of such patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, that would result in a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  6.18 NO MATERIAL ADVERSE CHANGE. Except as set forth on
SCHEDULE 6.18, since December 31, 1996, there has been no material adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole other than change due to action expressly permitted by the terms of this Agreement; provided, however, that the enactment of legislation on August 6, 1997 providing for reductions in Medicare's reimbursement rates for oxygen therapy shall not in and of itself be considered a material adverse change for purposes of this Section.

                  6.19 FRAUD AND ABUSE. Except as disclosed on SCHEDULE 6.13, the Borrower and its Subsidiaries, and, to the knowledge of the Borrower and its Subsidiaries after reasonable inquiry, their respective officers and directors, and persons who provide professional services under agreements with the Borrower or any of its Subsidiaries have been and are in material compliance with federal Medicare and Medicaid statutes, 42 U.S.C. ss.ss. 1320a-7, 1320a-7(a), 1320a-7b and 1395nn, as amended, and the regulations promulgated thereunder or related state and local statutes and regulations and rules of professional conduct, and have not at anytime:

                  (i) knowingly and willfully made or caused to be made a false statement or representation of a material fact in any application for any benefit or payment;

                  (ii) knowingly and willfully made or caused to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment;

                  (iii) presented or caused to be presented a claim for reimbursement for services under Medicare or Medicaid, or other state health care programs that is for an item or service that is known or should be known to be (a) not provided as claimed, or (b) false or fraudulent;

                  (iv) failed to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent fraudulently to secure such benefit or payment;

                  (v) knowingly and willfully illegally offered, paid, solicited or received any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind (a) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid, or other state health care programs, or (b) in return for purchasing, leasing or ordering or arranging for or recommending purchasing, leasing or ordering any good, facility, service, or item for which payment may be made in whole or in part by Medicare or Medicaid or other state health care programs;

                  (vi) knowingly made a payment, directly or indirectly, to a physician as an inducement to reduce or limit services to individuals who are under the direct care of the physician and who are entitled to benefits under Medicare or Medicaid, or other state health care programs;

                  (vii) provided to any person information that is known or should be known to be false or misleading that could reasonably be expected to influence the decision when to discharge a hospital in-patient from the hospital;

                  (viii) knowingly and willfully made or caused to be made or induced or sought to induce the making of any false statement or representation (or omitted to state a fact required to be stated therein or necessary to make the statements contained therein not misleading) of a material fact with respect to (a) the conditions or operations of a facility in order that the facility may qualify for Medicare or Medicaid or other state health care program certification, or (b) information required to be provided under ss. 1124A of the Social Security Act (42 U.S.C. ss.1320a-3);

                  (ix) knowingly and willfully (a) charged for any Medicaid service, money or other consideration at a rate in excess of the rates established by the state, or (b) for services covered (in whole or in part) by Medicaid, charged, solicited, accepted or received, in addition to amounts paid by Medicaid, any gift, money, donation or other consideration (other than a charitable, religious or philanthropic contribution from an organization or from a person unrelated to the patient) (y) as a precondition of treating the patient, or (z) as a requirement for the patient's continued treatment;

                  (x) completed Certificates of Medical Necessity on behalf of physicians in violation of the Health Care Financing Administration's carrier directives prohibiting home health care providers from so doing;

                  (xi) violated the federal Food, Drug and Cosmetic Act and the so-called "pharmacy exemption" contained therein and the FDA's Compliance Policy Guide Number 7132.16 entitled "Manufacture, Distribution, and Promotion of Adulterated, Misbranded, or Unapproved New Drugs for Human Use by State-Licensed Pharmacies;" or

                  (xii) violated the FDA's guidelines or OSHA regulations including those in connection with any oxygen filling stations maintained or operated by the Borrower or any of its Subsidiaries and 29 C.F.R. 1910, 1030 Occupational Exposure to Bloodborne Pathogens;

such that the actions or inactions in the foregoing clauses (i) through (xii), individually or in the aggregate, would have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole.

                  6.20 TITLE TO PROPERTIES; LIENS. The Borrower and its Subsidiaries have good, sufficient and legal title to all of their respective properties and assets reflected in the most recent financial statements delivered pursuant to Sections 7.01(a) and (b) of this Agreement (or, if no such financial statements have yet been delivered, the most recent financial statements delivered pursuant to Sections 7.01(a) and (b) of the Existing Credit Agreement), except for assets disposed of since the date of such financial statements in the Ordinary Course of Business or as otherwise permitted under
Section 8.02. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

                  6.21 JOINT VENTURES. Except as set forth on SCHEDULE 6.21, the Borrower and its Subsidiaries are not party to any Joint Venture other than Joint Ventures permitted under Section 8.05(vi).

                  6.22 ACCOUNTS RECEIVABLE COLLATERAL. The Accounts Receivable and any related reimbursement contracts with the payor of such Accounts Receivable have not been satisfied, subordinated or rescinded in any manner (other than settlements in the Ordinary Course of Business with payors of such Accounts Receivable reached to facilitate collection); such Accounts Receivable were created through the provision of services or merchandise supplied by either
(a) the Borrower and its Subsidiaries and the related charges were usual, customary and reasonable, or (b) a Target of an Acquisition prior to such Acquisition and the Borrower believes, after due investigation, that the related charges were usual, customary and reasonable; such Accounts Receivable are owned by the Borrower and its Subsidiaries free and clear of any adverse claim and the Borrower and its Subsidiaries have the right to assign and transfer such Accounts Receivable except as such assignment or transfer would be prohibited by
Section 1815(c) of the Social Security Act, 42 U.S.C. ss. 1395g(c) and the regulations promulgated thereunder; and there are no procedures or investigations pending or threatened before any Governmental Authority seeking a determination or ruling that might affect the validity or enforceability of a material portion of such Accounts Receivable subject to the review or jurisdiction of such Governmental Authority.

                  6.23 SELLER DEBT. Except as disclosed on SCHEDULE 8.04(XIII), the Acquisition Notes represent unsecured Indebtedness of the Borrower.

                  6.24 SURVIVAL OF RIGHTS CREATED UNDER EXISTING CREDIT AGREEMENT. Notwithstanding the modification effected by this Agreement of the representations, warranties and covenants of the Borrower contained in the Existing Credit Agreement, the Borrower hereby acknowledges and agrees that any choses in action or other rights created in favor of the Existing



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
Banks and the Agent (as defined in the Existing Credit Agreement) and their respective successors and assigns, if any, arising out of the representations and warranties of the Borrower contained in or delivered (including representations and warranties delivered in connection with the making of any loans thereunder) in connection with the Existing Credit Agreement, including all amendments and waivers relating thereto, shall survive the execution and delivery of this Agreement.

                  SECTION 7. AFFIRMATIVE COVENANTS. The Borrower covenants and agrees that on and after the Effective Date and until the Loans and the Notes, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full and all Letters of Credit are cancelled, expired or otherwise provided for to the satisfaction of the Issuing Bank:

                  7.01 INFORMATION COVENANTS. The Borrower will furnish to each
Bank:

                  (A) QUARTERLY FINANCIAL STATEMENTS. Within 60 days (or 90 days in the case of the fourth fiscal quarter) after the close of each quarterly accounting period in each Fiscal Year, the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such quarterly period and the related consolidated statements of operations and statements of cash flows for the elapsed portion of the Fiscal Year ended with the last day of such quarterly period and for such quarterly period and setting forth comparative figures for the related periods in the prior Fiscal Year for the statements of operations and cash flows, all of which shall be certified by the Chief Executive Officer or the Chief Financial Officer of the Borrower, subject to normal year-end audit adjustments and, promptly, commencing with the quarter ended September 30, 1997, the financial review provided quarterly to the Board of Directors of the Borrower.

                  (B) ANNUAL FINANCIAL STATEMENTS. Within 90 days after the close of each Fiscal Year, the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of operations and statements of cash flows for such Fiscal Year, in each case setting forth comparative figures for the preceding fiscal year and certified, in the case of the consolidated financial statements, without qualification by independent certified public accountants of recognized national standing reasonably acceptable to the Required Banks, together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of the Borrower, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default related to accounting or financial reporting matters that has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof.

                  (C) MANAGEMENT LETTERS. Promptly after the Borrower's receipt thereof, a copy of any "management letter" received by the Borrower from its certified public accountants.

                  (D) PERFORMANCE PLAN. On or before February 15 of each year (beginning

         February 15, 1998), a performance plan (a "PERFORMANCE PLAN") for such year, in a form no less detailed than the financial projections delivered to the Existing Banks prior to the Effective Date pursuant to the Existing Credit Agreement, for the Borrower and its Subsidiaries as a whole (in each case including forecast consolidated statements of operations and cash flow and balance sheets) and prepared by the Borrower for each quarter of each Fiscal Year beginning with the quarter ending March 31, 1998 and for the elapsed portion of such Fiscal Year ended with the last day of each quarter accompanied by the statement of the Chief Executive Officer or the Chief Financial Officer of the Borrower to the effect that, to the best of such officer's knowledge, the Performance Plan is a reasonable estimate and forecast for the period covered thereby.

                  (E) PERFORMANCE REPORTS. Within 60 days after the end of each fiscal quarter (or 90 days after the end of the Fiscal Year), a performance report, in a form reasonably satisfactory to the Banks, containing consolidated balance sheets for the Borrower and its Subsidiaries as a whole as at the end of that quarter and the related consolidated statements of operations and cash flows for the quarter and the elapsed portion of the Fiscal Year then ended, and comparing actual results of operations and financial position to that forecast in the Performance Plan for the quarter and for the elapsed portion of the Fiscal Year ended with the last day of that quarter, as the case may be, setting forth comparative figures for the related periods in the prior Fiscal Year and stating the reasons for any variance between the actual results of operations, financial position and cash flows and forecasted results of operations, financial position and cash flows and explanations of the variances that are adverse to the Borrower or any of its Subsidiaries; provided that with respect to the quarters ended September 30, 1997 and December 31, 1997, such comparative figures shall be based upon the financial projections delivered to the Banks prior to the Effective Date pursuant to Section 7.01(d) of the Second Amended and Restated Credit Agreement. Such performance report shall also contain a statement of receivables (including an aging report) held by the Borrower and its Subsidiaries as a whole.

                  (F) COMPLIANCE CERTIFICATES. At the time of the delivery of the financial statements provided for in Sections 7.01(a) and (b) and the quarterly performance reports provided for in Section 7.01(e), a Compliance Certificate of the Chief Executive Officer or the Chief Financial Officer of the Borrower to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which Compliance Certificate also shall set forth the calculations required to establish whether the Borrower was in compliance with those provisions of Section 8 identified on the Compliance Certificate at the end of such quarter, fiscal quarter or Fiscal Year, as the case may be.

                  (G) NOTICE OF DEFAULT, LITIGATION OR HEALTH CARE COMPLIANCE. Promptly, and in any event within three Business Days after any of the Chief Executive Officer, Chief Financial Officer or Chief Operating Officer of the Borrower obtains knowledge thereof, notice of (i) the occurrence of any event that constitutes a Default or an Event of Default, (ii) any litigation or governmental or arbitration proceeding pending (x) against the Borrower or any of its Subsidiaries that could reasonably be expected to materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, or (y) with respect to any Credit Document or any Acquisition then contemplated or already consummated by the Borrower or its Subsidiaries, (iii) any material adverse changes in the status of any litigation or other proceeding reported by the Borrower pursuant to Section 6.06 or this
         Section 7.01(g), (iv) any material claim, complaint, notice or request for information received by the Borrower or any of its Subsidiaries with respect to compliance with health care regulatory requirements relating to the delivery of health care services of the type provided by the Borrower and payment therefor (excluding malpractice claims), including, but not limited to, any violation or alleged violation of any federal, state or local statute, regulation, or ordinance relating to the delivery of medical services and payment therefor, including, but not limited to, the requirements set forth under federal Medicare and Medicaid statutes, 42 U.S.C. ss.ss. 1320a-7, 1320a-7a, 1320a-7b and 1395nn, and the regulations promulgated thereunder and related state or local statutes or regulations and (v) any other event that could reasonably be expected to materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole.

                  (H) OTHER REPORTS AND FILINGS. Promptly, copies of all financial information, proxy materials and other information and reports, if any, that the Borrower or any of its Subsidiaries shall file with the Securities and Exchange Commission or any governmental agencies substituted therefor (the "SEC").

                  (I) REPORTS OF ASSET TRANSFERS TO SUBSIDIARIES OR FORMATION OF JOINT VENTURES. No later than 10 Business Days after (A) any transfer to any Joint Venture that is not a Guarantor Subsidiary of (i) any assets of the Borrower or any of its Subsidiaries having a fair market value exceeding $1,000,000 in the aggregate or (ii) any intangible assets material to the business, operations, properties, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries and (B) the formation of any Joint Venture, the Borrower shall notify the Agent of the nature of such transaction and the business purpose therefor.

                  (J) MARGIN RATE DETERMINATION CERTIFICATE. Concurrently with the delivery of the financial statements required under Sections 7.01(a) and (b), the Borrower shall deliver a Margin Rate Determination Certificate.

                  (K) ACQUISITION FINANCIALS. On or before the 15th day of each month (i) an Officer's Certificate (v) describing in reasonable detail each Acquisition consummated in the prior month (including the aggregate consideration paid in such Acquisition), (w) setting forth any anticipated Divestitures, (x) demonstrating compliance with the requirements of Section 8.02(v), (y) setting forth the amount of any notes representing Unsecured Seller Debt and (z) attaching copies of the documentation regarding any Unsecured Seller Debt, (ii) copies of all consolidated balance sheets and consolidating balance sheets (to the extent consolidating balance sheets are available) and related statements of operations and statements of cash flows of the Target and its Subsidiaries, if any, acquired in any such Acquisition, that are delivered in connection with such Acquisition, and the amount of Consolidated EBITDA of the Target and its Subsidiaries for each of the immediately preceding four fiscal quarters that will be included by the Borrower in its calculation of Consolidated Adjusted EBITDA under this Agreement, which balance sheets and related statements of operations and statements of cash flows and historical Consolidated EBITDA of the Target and its Subsidiaries shall be reasonably satisfactory in substance to the Agent and the Required Banks (i) to the extent of any adjustments therein, (ii) if unaudited, or (iii) if both clauses (i) and (ii) of this Section 7.01(k) are true; provided that, such financials shall be deemed acceptable to the Required Banks unless Banks sufficient to prevent the approval of the Required Banks shall give notice of disapproval to the Agent within ten Business Days of the delivery of such financials to Banks.

                  (L) OTHER INFORMATION. From time to time, such other information or documents (financial or otherwise) as any Bank reasonably may request.

                  7.02 BOOKS, RECORDS AND INSPECTIONS. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles consistently applied and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Agent or any Bank to visit and inspect, under guidance of officers of the Borrower or such Subsidiary, any of the properties of the Borrower or such Subsidiary, and to examine the books of record and account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals, with such reasonable notice and to such reasonable extent as the Agent or such Bank may request.

                  7.03 MAINTENANCE OF PROPERTY, INSURANCE. SCHEDULE 7.03 sets forth a true and complete listing of all insurance maintained by the Borrower and its Subsidiaries as of the Effective Date and the amounts of such insurance. The Borrower will, and will cause each of its Subsidiaries to, (i) keep all property useful and necessary in its business in good working order and condition, (ii) maintain with financially sound and reputable insurance companies insurance on all its property and its directors and officers in at least such amounts and against at least such risks as are described in SCHEDULE 7.03; provided that the Borrower and its Subsidiaries may self-insure against risks consistent with standard industry practices for companies in the same or similar businesses, and (iii) furnish to each Bank, within 45 days after the end of each Fiscal Year and otherwise, upon written request, full information as to the insurance carried.

                  7.04 CORPORATE FRANCHISES. Except as permitted by Section 8.02, the Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this Section 7.04 shall prevent (a) the withdrawal by the Borrower or any of its Subsidiaries of its qualification as a foreign corporation, association or joint venture in any jurisdiction where such withdrawal would not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, (b) the merger of AHPT, with and into the Borrower under Section 8.02(vii), or (c) the discontinuance of any Subsidiary of the Borrower if such discontinuance would not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  7.05 COMPLIANCE WITH STATUTES, ETC. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business, including, without limitation, the laws and regulations referred to in
Section 6.19, and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliances as could not, in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  7.06 ERISA. (a) As soon as possible and, in any event, within 10 days after the Borrower or any of its Subsidiaries or ERISA Affiliates knows or has reason to know any of the following, the Borrower will deliver to each of the Banks a certificate of the Chief Executive Officer or the Chief Financial Officer of the Borrower setting forth details as to such occurrence and such action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a Lien under ERISA or the Code; that proceedings may be or have been instituted to terminate a Plan; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Borrower, any of its Subsidiaries or ERISA Affiliates will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Sections 4062, 4063, 4064, 4201 or 4204 of ERISA; that the Borrower, any of its Subsidiaries or ERISA Affiliates will or may incur any liability under Chapter 43 of the Code or under Sections 502(c), (i) or (1) or 4071 of ERISA; that there exists a condition that presents a material risk to the Borrower, any of its Subsidiaries or ERISA Affiliates of incurring a liability to or on account of a Plan pursuant to the assertion of a material claim (other than a routine claim for benefits) against any such Plan; or that any Plan has been determined by the Internal Revenue Service to fail to qualify under Section 401(a) of the Code.

                  (b) The Borrower will deliver to each of the Banks a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service.

                  (c) In addition to any certificates or notices delivered to the Banks pursuant to the clause (a) of this Section 7.06, copies of annual reports and any other notices received by the Borrower or any of its Subsidiaries required to be delivered to the Banks hereunder shall be delivered to the Banks no later than 10 days after the later of the date such report or notice has been filed with the Internal Revenue Service or the PBGC, given to Plan participants or received by the Borrower or such Subsidiary.

                  7.07 END OF FISCAL YEARS; FISCAL QUARTERS. The Borrower shall cause (i) each of its fiscal years, and the fiscal years of each of its Subsidiaries other than Joint Ventures, to end on December 31 and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31; provided that any Subsidiary acquired subsequent to the Effective Date that has different fiscal year ends, fiscal quarter ends or both than those set forth in this Section 7.07 shall conform such periods to those set forth herein in the ordinary course consistent with past practice.

                  7.08 PERFORMANCE OF OBLIGATIONS. The Borrower will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as could not in the aggregate, reasonably be expected to have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  7.09 PAYMENT OF TAXES AND CLAIMS. The Borrower will, and will cause each of its Subsidiaries to, pay or cause to be paid all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, business, income or property before any material penalty accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a material Lien upon any of its properties or assets, prior to the time when any material penalty or fine shall be incurred with respect thereto; provided that so long as no property or assets (other than money for such charge or claim and the interest or penalty accruing thereof) of the Borrower or any of its Subsidiaries is in danger of being lost or forfeited as a result thereof, no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with generally accepted accounting principles consistently applied shall have been made therefor.

                  7.10 LICENSING. The Borrower will and will cause each of its Subsidiaries to be operated at all times in compliance in all material respects with all federal, state and local statutes, regulations and ordinances relating to the licensing of healthcare services of the type provided by the Borrower and to maintain, at all times, accreditation for no less than 90% of the branches owned by the Borrower and its Subsidiaries longer than one year with the Joint Commission on Accreditation of Healthcare Organizations.

                  7.11 FURTHER ASSURANCES; NEW SUBSIDIARIES.

                  (A) At any time and from time to time upon the request of the Agent, the Borrower shall and shall cause each of its Wholly-Owned Subsidiaries to execute and deliver such further documents and do such other acts and things as the Agent reasonably may request in order to effect fully the purposes of this Agreement and the other Credit Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement and the other Credit Documents.

                  (B) In the event a Person becomes a Subsidiary of the Borrower (other than as a Joint Venture) after the Effective Date, the Borrower shall, within 10 Business Days of such event, cause such Subsidiary to execute and deliver (i) the Subsidiary Guaranty, the Subsidiary Pledge Agreement and a Subsidiary Partnership Security Agreement and (ii) in the event a Qualified High-Yield Offering has not been consummated by the Borrower, the Subsidiary Security Agreement, Collection Bank Agreements (to the extent required by
Section 8.16) and the Subsidiary Trademark Security Agreement, in each case together with such other agreements, pledges, assignments, documents and certificates (including, without limitation, any amendments to the Credit Documents) as may be necessary or desirable or as the Agent may request and do such other acts and things as the Agent reasonably may request in order to have such domestic Subsidiary guaranty and/or secure the Obligations and effect fully the purposes of this Agreement and the other Credit Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement and the other Credit Documents.

                  (C) Notwithstanding any provision contained herein or in any of the Credit Documents, none of the Borrower nor any of its Guarantor Subsidiaries shall be deemed to be in default under (or to have breached any provision of) this Agreement or any Credit Document solely by virtue of permitting to exist any Lien described in Section 8.01(xvi) until such time as such Lien is required to be terminated under such Section.

                  7.12 ACCOUNTS RECEIVABLE. The Borrower and its Subsidiaries will submit all necessary documentation and supply all necessary information for payment of all Accounts Receivable (other than settlements in the Ordinary Course of Business with payors of such Accounts Receivable reached to facilitate collection to the payor for each of such Accounts Receivable); will not subordinate or rescind any of the Accounts Receivable; and will notify Agent promptly if any procedures or investigations are pending or threatened before any Governmental Authority seeking a determination or ruling that might materially and adversely affect the validity or enforceability of a material portion of such Accounts Receivable subject to the review or jurisdiction of such Governmental Authority.

                  SECTION 8. NEGATIVE COVENANTS. The Borrower covenants and agrees that on and after the Effective Date and until the Loans and the Notes, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full and all Letters of Credit are cancelled, expired or otherwise provided for to the satisfaction of the Issuing Bank:

                  8.01 LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired; provided that the provisions of this Section 8.01 shall not prevent the creation, incurrence, assumption or existence of:

                  (i) Liens for taxes not yet due, or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established the failure to pay which would not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole;

                  (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, that were incurred in the Ordinary Course of Business, such as carriers', warehousemen's and mechanics' liens and other similar Liens arising in the Ordinary Course of Business and (x) that do not in the aggregate materially detract from the value of property or assets having a value individually or in the aggregate in excess of $50,000, or materially impair the use thereof in the operation of the business of the Borrower or any of its Subsidiaries or (y) that are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                  (iii) Liens in existence on the Effective Date that are listed, and the property subject thereto described, in SCHEDULE 8.01 (Liens described in this clause (iii), "PERMITTED LIENS");

                  (iv) Liens in favor of the Agent;

                  (v) Liens relating to leases and subleases granted to others not interfering in any material respect with the business of the Borrower or any of its Subsidiaries;

                  (vi) Easements, rights-of-way, restrictions, minor defects or irregularities of title and other similar charges or encumbrances not interfering in any material respect with the Ordinary Course of Business of the Borrower or any of its Subsidiaries;

                  (vii) Liens relating to any interest or title of a lessor under any lease;

                  (viii) Liens relating to Interest Rate Agreements permitted under Section 8.04(xi);

                  (ix) Liens relating to bankers' liens and other rights of setoff;

                  (x) Pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation;

                  (xi) Liens on assets purchased using the proceeds of non-recourse purchase money Indebtedness permitted by Section 8.04(ix);

                  (xii) Any attachment or judgment Lien not constituting an Event of Default under Section 9.09;

                  (xiii) Any deposit arrangement, made in connection with a transaction to secure performance of obligations in connection with such transaction, not in excess (either individually or in the aggregate) of $5,000,000; provided that such deposit arrangement is terminated on the date upon which such performance obligations are required to be discharged under the terms of the document creating such deposit arrangement;

                  (xiv) Liens created to secure Indebtedness of the Borrower and its Subsidiaries incurred after the Effective Date as permitted in 8.04(xiii);

                  (xv) Liens created to secure Indebtedness of the Target of any Acquisition outstanding on the date of such Acquisition; provided that such Liens were created prior to the date of such Acquisition and were not created in contemplation of such Acquisition and provided that the aggregate amount of such secured Indebtedness outstanding at any time shall not exceed $15,000,000;

                  (xvi) Liens consisting of Uniform Commercial Code financing statements relating to property or assets acquired (whether in Acquisitions or otherwise) after the Effective Date, so long as (A) none of such financing statements shall secure any outstanding Indebtedness and (B) as soon as practicable but in any event within 45 days of the date of any such acquisition, the Borrower shall take all action (including without limitation the filing of termination statements with the appropriate filing offices) necessary to terminate all such financing statements relating to property or assets acquired in such acquisition; and

                  (xvii) Liens in favor of AHPF created pursuant to one or more Intercompany Acquisition Guaranty/Security Agreements.

                  8.02 CONSOLIDATION, MERGER, SALE OF ASSETS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the Ordinary Course of Business) of any Person, or permit any of its Subsidiaries to do any of the foregoing, except that:

                  (i) the Borrower and its Subsidiaries may make sales of inventory in the Ordinary Course of Business and make Divestitures of inventory;

                  (ii) the Borrower and its Subsidiaries may, in the Ordinary Course of Business, dispose of equipment and capital assets that are obsolete or in need of replacement and make Divestitures of equipment and capital assets;

                  (iii) the Borrower and its Subsidiaries may, in addition to any sales permitted in clauses (i) and (ii) above, sell (by way of merger or otherwise) for cash and/or promissory notes permitted under
         Section 8.05(xii), the stock, property or assets of the Borrower or any of its Subsidiaries having an aggregate fair market value (as reasonably determined by the board of directors of the Person making the sale) not to exceed $5,000,000 in any calendar year (without regard to clause (vii) of this Section 8.02);

                  (iv) any Subsidiary of the Borrower may merge or consolidate
         (a) into the Borrower or (b) with any other domestic Wholly-Owned Subsidiary of the Borrower, so long as such Wholly-Owed Subsidiary is the surviving corporation, association or joint venture, and in the case of any merger or consolidation involving a Guarantor Subsidiary, the Guarantor Subsidiary (or a Subsidiary of the Borrower that will become a Guarantor Subsidiary on or before consummation of such merger) is the surviving corporation;

                  (v) the Borrower and its Wholly-Owned Subsidiaries may (without regard to the limitations set forth in Section 8.07) acquire property and assets of other Persons (including any assets or property acquired in any Acquisition) provided that the aggregate consideration paid by the Borrower or such Subsidiaries consisting of cash or any assets of the Borrower or such Subsidiaries (excluding any common stock of the Borrower and the proceeds of any Divestiture but including the principal amount of any Indebtedness described in Section 8.04(xii) incurred in connection with such Acquisition and the principal amount of any loans made to the applicable seller in connection with such Acquisition in accordance with Section 8.05(xi)) shall not, without the prior written consent of the Required Banks, exceed (if valued at fair market value at the time of such Acquisition, as reasonably determined by the board of directors of the Person making such Acquisition) $30,000,000 per transaction and $100,000,000 in the aggregate over any twelve-month period commencing with the Effective Date (including in such calculation any consideration paid by the Borrower to acquire any Joint Venture to the extent the aggregate book value of all Joint Ventures exceeds $30,000,000) when added to the aggregate amount of all investments made pursuant to this Section 8.02(v) in such twelve-month period; provided further that such per transaction limitation shall not apply to the National Medical Systems Acquisition, and the consideration paid in respect of the National Medical Systems Acquisition shall be excluded from any calculation of the aggregate amount of consideration paid in all Acquisitions during any twelve-month period; provided further no such per transaction limitation on the consideration paid by the Borrower in connection with such an Acquisition shall exist if the ratio of Total Debt to Consolidated Adjusted EBITDA for the consecutive four-fiscal quarter period ending as of the last day of the immediately preceding fiscal quarter before such Acquisition is less than 1.50:1.00, in each case calculated on a pro forma basis to give effect to such Acquisition, or the Acquisition is made under clause (vii) of this Section 8.02; provided further that the ratio of Total Debt to Consolidated Adjusted EBITDA shall be in compliance with the requirement of Section 8.08, in each case calculated on a pro forma basis to give effect to such Acquisition; provided further, that if such acquisition of property and assets is an acquisition of stock, then such acquisition shall, except with respect to Joint Ventures, result in the ownership by the Borrower or a Wholly-Owned

         Subsidiary of a majority interest in the capital stock of the entity whose stock is being acquired;

                  (vi) the Borrower and its Subsidiaries may make capital expenditures to the extent not in violation of Section 8.07;

                  (vii) notwithstanding the provisions of clauses (i) through
         (vi) of this Section 8.02, AHPT, may merge with and into the Borrower, provided that the Borrower shall acquire any and all assets of such entity, and provided such merger will not have a material adverse effect on (A) the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole, (B) the value of the Collateral, or (C) the ability of the Borrower to pay or the Banks to collect the Obligations;

                  (viii) any Subsidiary of the Borrower may be dissolved if such dissolution will not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole; and

                  (ix) (a) the Borrower may convey, sell or otherwise transfer any assets of the Borrower to any domestic Wholly-Owned Subsidiary and
         (b) any Subsidiary of the Borrower may convey, sell or otherwise transfer any assets of such Subsidiary to the Borrower or to any domestic Wholly-Owned Subsidiary; provided that, in each case, such sale, conveyance or transfer will not have a material adverse effect on
         (A) the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, (B) the value of the Collateral, or (C) the ability of the Borrower to pay or the Banks to collect the Obligations.

                  8.03 DIVIDENDS.

                  (A) The Borrower will not declare or pay any dividends (other than dividends that are payable solely to the holders of any class of stock of the Borrower in shares of that class of stock), or return any capital, to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any options or warrants issued by the Borrower with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of the Borrower now or hereafter outstanding (or any options or warrants issued by the Borrower with respect to its capital stock), except that the Borrower may acquire stock options or restricted stock from its employees or former employees in an aggregate amount not to exceed $250,000 in any calendar year.

                  (B) The Borrower will not permit any of its Subsidiaries to declare or pay any dividends, or return any capital, to its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any options or warrants issued by such Subsidiary with respect to its capital stock), or set aside any funds for any of the foregoing purposes, or permit any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock of such Subsidiary now or hereafter outstanding (or any options or warrants issued by such Subsidiary with respect to its capital stock) (each of the foregoing being a "RESTRICTED SUBSIDIARY PAYMENT"), except that any Subsidiary of the Borrower may make Restricted Subsidiary Payments to the Borrower or any Wholly-Owned Subsidiary of the Borrower and any Joint Venture that is a Subsidiary of the Borrower may make Restricted Subsidiary Payments in proportion to the ownership interests therein.

                  8.04 INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                  (i) Indebtedness of the Borrower and its Subsidiaries incurred under the Credit Documents;

                  (ii) Indebtedness listed on SCHEDULE 8.04(II) ("EXISTING INDEBTEDNESS") and Indebtedness incurred by the Borrower or any of its Subsidiaries to renew or refinance the Existing Indebtedness of the Borrower or such Subsidiary; provided that the new Indebtedness shall not exceed the principal amount of the Existing Indebtedness so renewed or refinanced and shall not contain any terms or conditions, taken as a whole, less favorable to the Borrower and the Banks than the Existing Indebtedness being renewed or refinanced;

                  (iii) accrued expenses and current trade accounts payable incurred in the Ordinary Course of Business and obligations under trade letters of credit incurred by the Borrower or any of its Subsidiaries in the Ordinary Course of Business, that are to be repaid in full not more than one year after the date on which such Indebtedness is originally incurred to finance the purchase of goods by the Borrower or such Subsidiary;

                  (iv) obligations under letters of credit incurred by the Borrower or any of its Subsidiaries in the Ordinary Course of Business in support of obligations incurred in connection with worker's compensation, unemployment insurance and other social security legislation, or as a result of participation by the Borrower and its Subsidiaries in Medicare or Medicaid programs;

                  (v) Indebtedness incurred as a result of loans and advances permitted under Section 8.05(ii)-(iv);

                  (vi) obligations under letters of credit incurred by the Borrower or any of its Subsidiaries in the Ordinary Course of Business and to the extent consistent with past practice in support of obligations under leases, bonds posted for judgments being appealed or as a condition to bringing any action, suit or other proceeding not to exceed $500,000 other than letters of credit listed on SCHEDULE 8.04(II);

                  (vii) non-recourse Indebtedness payable solely from and secured solely by life insurance policies and annuities (and any related trusts or escrows) maintained by the Borrower and its Subsidiaries for their respective officers, employees and directors;

                  (viii) surety bonds, performance bonds and other completion bonds in the Ordinary Course of Business and consistent with past practice or as required by law;

                  (ix) non-recourse purchase money Indebtedness not exceeding the purchase price of the asset so purchased and secured solely by such asset;

                  (x) capitalized leases;

                  (xi) Interest Rate Agreements (and guaranties thereof) entered into by the Borrower and its Subsidiaries with respect to Indebtedness in an aggregate notional principal amount not to exceed $150,000,000;

                  (xii) the Borrower and its Subsidiaries may become and remain liable, either as primary obligor or as guarantor, with respect to Unsecured Seller Debt owed to the Person selling the capital stock or assets of any Target in any Acquisition permitted under Section 8.02(v); provided such Indebtedness (A) is unsecured, (B) either (x) does not exceed 25% of the purchase price paid for such Target or (y) is subordinated to the Indebtedness created by this Agreement pursuant to the terms of a Subordination Agreement substantially in the form of EXHIBIT M, and, in either case, if guaranteed by the Borrower or any Subsidiary of the Borrower, is guaranteed by a guarantee that is subordinate to, and under which such guarantor does not have any obligation prior to the indefeasible payment in full of, the Obligations and (C) does not at any time exceed $35,000,000 in the aggregate for all Unsecured Seller Debt outstanding at any time; provided, however, that Unsecured Seller Debt in the principal amount of $1,500,000 outstanding as of the date hereof and owed to Respro, Inc., a Kentucky corporation, in connection with a sale of assets by Respro, Inc. to the Borrower need not satisfy the requirements of either clause (x) or (y) of clause (B) of the preceding proviso. The covenants, default provisions, remedies provisions, subordination provisions and all other terms of such Unsecured Seller Debt shall be reasonably satisfactory in form and substance to the Agent; provided that if the subordination provisions in the documentation representing such Unsecured Seller Debt are substantially in the form of EXHIBIT M such subordination provisions shall be deemed satisfactory to the Agent; provided further that if the documentation representing such Unsecured Seller Debt contains no covenants and no default provisions other than default provisions with respect to defaults that arise because of the bankruptcy of the issuer or guarantor of such debt and default provisions with respect to defaults that arise because of the failure to pay such Seller Debt when due, such covenant and default provisions shall be deemed satisfactory to the Agent;

                  (xiii) Indebtedness of the Borrower and its Subsidiaries incurred after the Effective Date in an aggregate amount outstanding at any time not in excess of $7,500,000;

                  (xiv) Indebtedness of the Target of any Acquisition outstanding on the date of such Acquisition; provided that such Indebtedness was not incurred in contemplation of such Acquisition;

                  (xv) Contingent Obligations in respect of any guaranty by the Borrower or a Subsidiary of any obligations of any of their respective Subsidiaries permitted under this Agreement;

                  (xvi) Indebtedness incurred as a result of loans permitted under Section 8.05(ix);

                  (xvii) Contingent Obligations created pursuant to any Intercompany Acquisition Guaranty/Security Agreements; and

                  (xviii) Indebtedness of the Borrower in respect of Qualified High-Yield Debt in an aggregate principal amount not to exceed $275,000,000 outstanding at any time; provided that the proceeds thereof shall be applied as required under Section 4.02(c)(i).

                  8.05 ADVANCES, INVESTMENTS AND LOANS. The Borrower will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock or other ownership interest (other than stock or ownership interests issued as part of the formation of a Subsidiary of the Borrower for consideration not to exceed $150,000 in the aggregate with respect to all such Subsidiaries, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, except that the following shall be permitted:

                  (i) the Borrower and its Subsidiaries may each acquire and hold receivables owing to it, if created or acquired in the Ordinary Course of Business and payable or dischargeable in accordance with customary trade terms to the extent consistent with past practice;

                  (ii) loans and advances by any Subsidiary of the Borrower to the Borrower; provided such loans or advances are at all times subordinated to the Obligations of the Borrower on terms satisfactory to the Required Banks;

                  (iii) loans and advances not to exceed $10,000,000 in the aggregate at any time to Joint Ventures to which the Borrower or any of its Subsidiaries is a party;

                  (iv) loans and advances by the Borrower to any Guarantor Subsidiary (or, in connection with any Acquisition, any Subsidiary of the Borrower that becomes a Guarantor Subsidiary on or before consummation of such Acquisition) in the Ordinary Course of Business so long as after giving effect to such loan or advance there shall not have occurred a Default or an Event of Default;

                  (v) loans and advances by any Guarantor Subsidiary to any other Guarantor Subsidiary in the Ordinary Course of Business so long as after giving effect to such loan or advance there shall not have occurred a Default or Event of Default;

                  (vi) the Borrower and its Subsidiaries (a) may make new loans and advances to officers, employees and agents in the Ordinary Course of Business (for purposes other than purchasing stock or stock options or exercising stock options) equal, in the aggregate for the Borrower and its Subsidiaries, to no more than $100,000 at any one time outstanding and may make loans to officers, directors and employees in connection with the purchase or exercise of options for the Borrower's common stock, provided that no cash is advanced and (b) may make interest-free loans or advances to officers and employees of the Borrower and its Subsidiaries in the form of payment by the Borrower of premiums in respect of so-called "split-dollar" life insurance policies in an amount which shall not in the aggregate exceed $1,000,000 per annum;

                  (vii) the Borrower and its Subsidiaries may make equity investments in other Persons engaged in the businesses in which the Borrower and its Subsidiaries are engaged as of the Effective Date, in an aggregate amount that, when added to the aggregate consideration paid to acquire assets and property pursuant to Section 8.02(v), does not exceed the amount specified in Section 8.02(v); provided that the Borrower shall provide notice to the Agent of all such investments in accordance with Section 7.01(i) and the aggregate book value of all investments in all Joint Ventures shall not at any time exceed 30% of the aggregate book value of the equity of the Borrower; provided further, that such equity investments shall, except with respect to Joint Ventures, result in the ownership by the Borrower or such Subsidiary of a majority interest in the capital stock of the entity issuing such equity;

                  (viii) the Borrower and its Subsidiaries may make and own investments in Cash Equivalents; provided that such Cash Equivalents are not subject to setoff rights in favor of the financial institution (other than a Bank) issuing or selling any such Cash Equivalents arising from any banking relationship of the Borrower and its Subsidiaries;

                  (ix) cash capital contributions by the Borrower to AHPF to fund loans by AHPF to AHPT to finance Acquisitions; provided, that the amount of any such capital contribution is loaned by AHPF to AHPT as permitted under Section 8.05(x);

                  (x) loans made by AHPF to AHPT and evidenced by one or more Intercompany Acquisition Notes;

                  (xi) in connection with any Acquisition consummated by the Borrower or any of its Subsidiaries, the Borrower or such Subsidiary may make loans to the applicable seller, as part of the consideration payable in connection with such Acquisition, for the purpose of financing such seller's purchase of so-called "split dollar" life insurance; provided, that the Borrower or such Subsidiary shall enter into a split dollar agreement and collateral assignment of life insurance proceeds with such seller;

                  (xii) investments consisting of promissory notes, in an aggregate principal amount not to exceed $1,000,000 at any time outstanding, received as part of the consideration in connection with sales of stock, property or assets of any of its Subsidiaries permitted under Section 8.02(iii); and

                  (xiii) loans to Coronado Health Services, Inc., an Arizona corporation under management by the Borrower, in an aggregate amount not to exceed $850,000.

                  8.06 TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the Ordinary Course of Business, with any Affiliate of the Borrower, other than on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate.

                  8.07 CAPITAL EXPENDITURES. Except for expenditures made by the Borrower and its Subsidiaries during any Fiscal Year to acquire assets in Acquisitions permitted under Section 8.02(v) or (vii), the Borrower will not, and will not permit any of its Subsidiaries to, make any expenditure for fixed or capital assets (including, without limitation, expenditures for product development and maintenance and repairs that should be capitalized in accordance with generally accepted accounting principles consistently applied and including capitalized lease obligations) during any Fiscal Year set forth below that would cause the aggregate amount of all such expenditures for the Borrower and its Subsidiaries to exceed the correlative amount set forth below opposite such Fiscal Year:


================================================================================
FISCAL YEAR                                                         AMOUNT
--------------------------------------------------------------------------------
1997                                                             $35,000,000
--------------------------------------------------------------------------------
1998                                                             $38,000,000
--------------------------------------------------------------------------------
1999                                                             $43,000,000
--------------------------------------------------------------------------------
2000                                                             $46,000,000
--------------------------------------------------------------------------------
2001                                                             $49,000,000
--------------------------------------------------------------------------------
2002                                                             $53,000,000
================================================================================


                  8.08 LEVERAGE RATIO. The Borrower shall not permit the ratio of Total Debt to Consolidated Adjusted EBITDA for any consecutive four-fiscal quarter period ending as of the last day of any fiscal quarter of the Borrower to be more than (i) 3.75:1.00 if the applicable date of determination occurs prior to the consummation of a Qualified High-Yield Offering and (ii) 4.00:1.00 if the applicable date of determination occurs after the consummation of a Qualified High-Yield Offering.

                  8.09 MINIMUM CONSOLIDATED NET WORTH. The Borrower will not permit Consolidated Net Worth of the Borrower and its Subsidiaries at any time to be less than the sum of (i) $151,000,000 plus (ii) 75% of Consolidated Net Income of the Borrower and its

Subsidiaries for each fiscal quarter in which Consolidated Net Income is a positive number and which ends during the period from October 1, 1997 to and including the end of the then most recently ended fiscal quarter of the Borrower plus (iii) 100% of any additions to Net Worth from any issuance of, or any exercise of an option to purchase, or any conversion of any debt Securities into, any equity Securities of the Borrower on or after the Effective Date.

                  8.10 MINIMUM INTEREST COVERAGE RATIO. The Borrower shall not permit the ratio of (i) Consolidated EBITDA of the Borrower and its Subsidiaries to (ii) Consolidated Interest Expense for any consecutive four-fiscal quarter period to be less than (a) 3.75:1.00 if the applicable date of determination occurs prior to the consummation of a Qualified High-Yield Offering and (b) 3.50:1.00 if the applicable date of determination occurs after the consummation of a Qualified High-Yield Offering.

8.11 LIMITATION ON VOLUNTARY PAYMENTS AND MODIFICATIONS OF INDEBTEDNESS; MODIFICATIONS OF CERTIFICATE OF INCORPORATION, BY-LAWS AND CERTAIN OTHER AGREEMENTS; ETC. The Borrower will not, and will not permit any of its Subsidiaries to, (i) make any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) (x) any Qualified High-Yield Debt or (y) any other Indebtedness on which it is an obligor which payment, prepayment or redemption or acquisition for value (in the case of this clause (y)) is in excess of $100,000 per year in the aggregate except (in the case of this clause
(y)) with respect to payments or prepayments on or redemptions or acquisitions for value of the (A) Obligations under the terms of this Agreement or (B) any Indebtedness for which failure to make such payment, prepayment, redemption or acquisition for value would constitute a violation of a law or regulation enacted, adopted or becoming effective after the Effective Date, (C) any trade payables prepaid in the Ordinary Course of Business to take advantage of favorable prepayment terms, or (D) Indebtedness of the Target of any Acquisition permitted pursuant to Section 8.04(xiv), (ii) amend or modify, or permit the amendment or modification of, any provision of any Indebtedness or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any of the foregoing other than amendments that (A) only extend the maturity of or lower the interest rate on Indebtedness and amendments of this Agreement permitted by its terms or (B) are immaterial and would not have a material adverse effect on the business, operations, property, assets, liabilities (contingent or otherwise), condition (financial or otherwise) or prospects of the Borrower or any of its Subsidiaries, (iii) amend the subordination provisions with respect to any Qualified High-Yield Debt or make any payment in violation of the terms thereof, or (iv) amend, modify or change the Certificate or Articles of Incorporation (including, without limitation, by the filing or modification of any certificate of designation) or the By-Laws (or any other documents of formation and governance, as the case may be) of the Borrower or any of its Subsidiaries party to any of the Credit Documents or any Subsidiary of such Subsidiaries (except to reflect a name change previously noticed to the Agent, except as permitted under
Section 8.02(vii) and except to amend the Certificate or Articles of Incorporation or the By-Laws of a Target as the Borrower deems reasonably necessary, provided that such amendment shall not adversely affect the Banks' position as creditors hereunder).




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                  8.12 RESTRICTIONS ON SUBSIDIARY DIVIDENDS AND OTHER
DISTRIBUTIONS. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction, other than as set forth in this Agreement, on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or a Subsidiary of the Borrower, (b) make loans or advances to the Borrower or (c) transfer any of its properties or assets to the Borrower, except for such encumbrances or restrictions existing under or by reasons of (i) applicable law, (ii) this Agreement, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or a Subsidiary of the Borrower that exists on the Effective Date and (iv) customary provisions restricting transactions with affiliates of Persons party to a Joint Venture. The Borrower will not, and will not permit any of its Subsidiaries to, amend, modify or otherwise change the terms of, or permit the modification of, any provision of any Restructuring Note, any Intercompany Term Note, the ConPharma Note, any Intercompany Acquisition Note or any Intercompany Acquisition Guaranty/Security Agreement if the effect of such change is to change the subordination provisions thereof (or of any guaranty thereof) or to change any collateral therefor (other than to release such collateral).

                  8.13 BUSINESS. The Borrower will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the business in which it was engaged on the Effective Date and any business directly related to such business.

                  8.14 TRANSFER OF COPYRIGHTS, PATENTS AND TRADEMARKS. The Borrower will not, and will not permit any of its Subsidiaries to, transfer any of their respective copyrights, licenses, patents, trademarks, permits, service marks, trade names, franchises and formulas, or rights with respect to the foregoing, except transfers pursuant to licenses granted in the Ordinary Course of Business that would not have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole.

                  8.15 JOINT VENTURES. The Borrower shall not, and shall not suffer or permit any of its Subsidiaries to enter into any Joint Venture, other than in the Ordinary Course of Business.

                  8.16 COLLECTION BANK AGREEMENTS. Prior to the consummation of a Qualified High-Yield Offering, the Borrower shall not, and shall not suffer nor permit any of its Subsidiaries that are not Joint Ventures to, (i) maintain any Deposit Account with an average daily balance in excess of $100,000 in any given month with any financial institution that has not executed and delivered to the Agent a Collection Bank Agreement, (ii) maintain amounts in excess of $5,000,000 in the aggregate at any time outstanding in Deposit Accounts that are not subject to Collection Bank Agreements, or (iii) deposit any amount into a Deposit Account that is the subject of a Collection Bank Agreement that does not represent proceeds of Collateral.

                  SECTION 9. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each an "EVENT OF DEFAULT");




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                  9.01 PAYMENTS. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note, (ii) default in the payment when due of any amount payable to the Issuing Bank in reimbursement of any drawing under a Letter of Credit, or (iii) default, and such default shall continue unremedied for two Business Days, in the payment when due of interest on any Loan, any Fees or any other amounts owing hereunder or under any Note; or

                  9.02 REPRESENTATIONS, ETC. Any representation, warranty or statement made by the Borrower or any of its Subsidiaries herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  9.03 COVENANTS. The Borrower shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 7.01(g)(i) or Section 8 or (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Sections 9.01 and 9.02 and clause (i) of this Section 9.03) contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Agent; or

                  9.04 DEFAULT UNDER OTHER AGREEMENTS. The Borrower or any of its Subsidiaries shall (i) default in any payment of Indebtedness in an aggregate principal amount equal to or exceeding $1,500,000 (other than the Notes, the Restructuring Notes, the Intercompany Term Notes, the ConPharma Note and the Intercompany Acquisition Notes) beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to Indebtedness in an aggregate principal amount equal to or exceeding $3,750,000 (other than the Notes, the Restructuring Notes, the Intercompany Term Notes, the ConPharma Note and the Intercompany Acquisition Notes) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity; or Indebtedness of the Borrower or any of its Subsidiaries, in an aggregate principal amount equal to or exceeding $3,750,000, shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

                  9.05 BANKRUPTCY, ETC. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "BANKRUPTCY," as now or hereafter in effect, or any successor thereto (the "BANKRUPTCY CODE"); or an involuntary case is commenced against the Borrower or any of its Subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case (provided that the Borrower expressly authorizes the Agent and each Bank to appear in any court conducting any such proceeding during such 60 day period to preserve, protect and defend their rights under this Agreement and the other Credit Documents); or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries; or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement,



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

adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries; or there is commenced against the Borrower or any of its Subsidiaries any such proceeding that remains undismissed for a period of 60 days; or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 30 days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate, partnership or other action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                  9.06 ERISA. Any Plan shall fail to maintain the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under
Section 412 of the Code; any Plan is, shall have been or is likely to be terminated or the subject of a termination proceeding under ERISA; any Plan shall have an Unfunded Current Liability, or the Borrower or any of its Subsidiaries or ERISA Affiliates has incurred or is likely to incur a liability to or on account of a Plan under Sections 502(c), (i) or (l), 515, 4062, 4063, 4064, 4071, 4201 or 4204 of ERISA or Chapter 43 of the Code; and there shall result from any such event or events the imposition of a Lien upon or the granting of a security interest in the assets of the Borrower or any of its Subsidiaries, or a liability or a material risk of incurring a liability to the PBGC or a Plan or a trustee appointed under ERISA, that will have a material adverse effect upon the business, operations, property, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole; or

                  9.07 CREDIT DOCUMENTS. Any of the Credit Documents or any material provision thereof shall cease to be in full force and effect for any reason, other than the satisfaction in full of all Obligations and the termination of this Agreement or otherwise in accordance with the provisions of
Section 10.10, or is declared to be null and void, or any Guarantor Subsidiary shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant to any of the Credit Documents to which it is a party, or any Guarantor Subsidiary denies that it has any further liability under any of the Credit Documents to which it is a party or gives notice to such effect, or any junior creditor claims or asserts the invalidity or unenforceability of any subordination provisions of any Unsecured Seller Debt; or

                  9.08 CHANGES OF CONTROL. (i) Any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of the Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Borrower representing 20% or more of the combined voting power of all securities of the Borrower entitled to vote in the election of directors; or (ii) during any period of up to 12 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such 12-month period were directors of the Borrower shall cease for any reason to constitute a majority of the Board of Directors of the Borrower; or (iii) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that upon consummation shall result in its or their acquisition of or




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control over, securities of the Borrower representing 20% or more of the combined voting power of all securities of the Borrower entitled to vote in the election of directors; or

                  9.09 JUDGMENTS. One or more judgments, decrees or arbitration awards shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or fully covered by insurance as to which the insurer has acknowledged coverage in writing) of $3,000,000 or more, and all such judgments, decrees or awards shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days after the entry thereof; or

                  9.10 GOVERNMENTAL POLICIES. Any change shall occur in state or federal laws, rules or governmental regulations or budgetary allocations that reasonably could be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole; provided, however, that the enactment of legislation on August 6, 1997 providing for reductions in Medicare's reimbursement rates for oxygen therapy shall not in and of itself be considered an Event of Default hereunder; or

                  9.11 LOSS OF LICENSES. Any Governmental Authority shall finally revoke or fail to renew any license, permit or franchise of the Borrower or the Borrower shall for any reason lose any license, permit or franchise or the Borrower or any of its Subsidiaries shall suffer the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any license, permit or franchise which event could reasonably be expected to have a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole;

THEN, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent, upon the written request of the Required Banks, shall by written notice to the Borrower, (provided, that, if an Event of Default specified in Section 9.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Agent to the Borrower as hereafter shall occur automatically without the giving of any such notice) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and the obligation of each Bank to make any Loan and the obligation of the Issuing Bank to issue any Letter of Credit shall thereupon terminate; provided, that the foregoing shall not affect in any way the obligations of the Banks to make Revolving Loans to reimburse drawings under Letters of Credit as provided in Section 2.10(c), to repay Refunded Swing Line Loans as provided in Section 2.02(c), to purchase participations from the Swing Line Bank in any unpaid Swing Line Loans as provided in Section 2.02(c), or to purchase participations from the Issuing Bank in the unreimbursed amount of any drawings under any Letters of Credit as provided in Section 2.10(d). So long as any Letter of Credit shall remain outstanding, any amounts received by the Agent shall be held by the Agent, pursuant to such documentation as the Agent shall request, as cash collateral for the obligation of the Borrower to reimburse the Issuing Bank in the event of any drawing under any outstanding




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Letters of Credit, and so much of such funds shall at all times remain on deposit as cash collateral as aforesaid as shall equal the maximum amount available at any time for drawing under all Letters of Credit (the "MAXIMUM AVAILABLE AMOUNT"); provided that in the event of cancellation or expiration of any Letter of Credit or any reduction in the Maximum Available Amount, the Agent shall apply the difference between the cash collateral held by the Agent immediately prior to such cancellation, expiration or reduction and the Maximum Available Amount immediately after such cancellation, expiration or reduction first to the payment of any outstanding Obligations, and second to the payment to whomsoever shall be lawfully entitled to receive such funds.

                  SECTION 10. THE AGENT.

                  10.01 APPOINTMENT. The Banks hereby designate Bankers Trust Company as the Agent (for purposes of this Section 10, the term "AGENT" shall include Bankers Trust Company in its capacity as the Agent pursuant to the other Credit Documents) to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its officers, directors, agents or employees.

                  10.02 NATURE OF DUTIES. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Credit Documents. Neither the Agent nor any of its officers, directors, agents or employees shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein.

                  10.03 LACK OF RELIANCE ON THE AGENT. Independently and without reliance upon the Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Agent shall not be responsible to any Bank or the holder of any Note for any recitals, statements,




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

information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower or the existence or possible existence of any Default or Event of Default.

                  10.04 CERTAIN RIGHTS OF THE AGENT. If the Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Banks; and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks unless the agreement of all Banks is required by the terms of this Agreement.

                  10.05 RELIANCE. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by it.

                  10.06 INDEMNIFICATION. To the extent the Agent is not reimbursed and indemnified by the Borrower, the Banks will reimburse and indemnify the Agent, in proportion to their respective proportionate shares of the aggregate amount of the Revolving Loan Commitments as of the date of determination, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Agent in performing its duties hereunder or under any other Credit Document, or in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgment, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

                  10.07 THE AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its obligation to maintain and make Loans under this Agreement, the Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "BANKS," "REQUIRED BANKS," "HOLDERS OF NOTES" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower or any Affiliate of the Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

                  10.08 HOLDERS. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                  10.09 RESIGNATION BY THE AGENT AND THE SWING LINE BANK.

                  (A) The Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days prior written notice to the Borrower and the Required Banks. Such resignation shall take effect upon the appointment of a successor the Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                  (B) Upon any such notice of resignation, the Banks shall appoint a successor to the Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

                  (C) If no successor to the Agent has been appointed pursuant to clause (b) above by the 20th Business Day after the date such notice of resignation was given by the Agent, the Agent's resignation shall become effective and the Banks shall thereafter perform all the duties of the Agent hereunder and/or under any other Credit Document until such time, if any, as the Banks appoint a successor to the Agent as provided above.

                  (D) Any resignation of the Agent pursuant to Section 10.09(a) shall also constitute the resignation of Bankers Trust Company or its successor as Issuing Bank and as Swing Line Bank, and any successor Agent appointed pursuant to Section 10.09(b) shall, upon its acceptance of such appointment, become the successor Issuing Bank and Swing Line Bank for all purposes hereunder. In such event (i) the Borrower shall prepay any outstanding Swing Line Loans made by the retiring or removed Agent in its capacity as the Swing Line Bank, (ii) upon such prepayment, the retiring or removed Agent and the Swing Line Bank shall surrender the Swing Line Note held by it to the Borrower for cancellation, and (iii) the Borrower shall issue a new Swing Line Note to the successor Agent and the Swing Line Bank substantially in the form of EXHIBIT F-2 annexed hereto, in the principal amount of the Swing Line Loan Commitment then in effect and with other appropriate insertions.

                  10.10 RELEASE OF COLLATERAL.

                  (A) Without further written consent or authorization from Banks, Agent may execute any documents or instruments necessary to release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or otherwise consented to in accordance with Section 11.13A.





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

                  (B) Anything contained in this Agreement or any of the other Loan Documents to the contrary notwithstanding, in the event the Borrower consummates a Qualified High-Yield Offering and applies the proceeds thereof as provided in Section 4.02(c)(i), (i) the Agent shall, without further written consent or authorization from the Banks, execute any documents or instruments necessary to release all Liens encumbering all items of Collateral other than the Collateral under the Borrower Pledge Agreement, the Subsidiary Pledge Agreement, the Borrower Partnership Security Agreement and the Subsidiary Partnership Security Agreement, and (ii) the Borrower Security Agreement, the Subsidiary Security Agreement, the Collection Bank Agreements, the Concentration Bank Agreement, the Trademark Security Agreement and the Subsidiary Trademark Security Agreement shall be terminated.


                  SECTION 11. MISCELLANEOUS.

                  11.01 PAYMENT OF EXPENSES, ETC. The Borrower shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses (x) of the Agent (including, without limitation, the reasonable fees and disbursements of O'Melveny & Myers, special counsel to the Agent) in connection with the preparation, execution, delivery and syndication of this Agreement and the other Credit Documents and the Existing Credit Agreement and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto and
(y) of the Agent and each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of O'Melveny & Myers, special counsel to the Agent, and for each of the Banks whose counsel determines in good faith that joint representation of such Bank along with the other Banks would or reasonably could be expected to result in a conflict of interest under applicable laws or ethical principles) and (z) of any consultants or accountants chosen by the Required Banks, to investigate, test or review such matters relating to the Borrower and its Subsidiaries as the Agent shall designate; provided that the fees of such consultants or accountants shall be subject to the prior approval of the Borrower, which approval shall not be unreasonably withheld; (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify the Agent and each Bank, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Agent or any Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of the proceeds of any Loans or Letters of Credit hereunder or the consummation of any transactions contemplated herein or in any other Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such liabilities, obligations, losses, etc., to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

                  11.02 RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Bank pursuant to Section 11.05(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                  11.03 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to the Borrower, at its address specified opposite its signature below; if to any Bank, at its office specified opposite its signature below; and if to the Agent, at its Notice Office; or, as to the Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent. In addition, a copy of all notices sent to the Borrower or the Agent in accordance with Sections 7.01(g) or 9 shall also be sent to Harwell Howard Hyne Gabbert & Manner, P.C., 1800 First American Center, 315 Deaderick Street, Nashville, Tennessee 37238, Attn: Mark Manner, Esq., and to O'Melveny & Myers, Citicorp Center, 153 East 53rd Street, New York, New York 10022 Attn: Jonathan Williams, Esq. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Agent shall not be effective until received by the Agent.

                  11.04 BENEFIT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of each Bank.

                  11.05 ASSIGNMENTS AND PARTICIPATIONS IN LOANS AND LETTERS OF CREDIT.

                  (A) GENERAL. Each Bank shall have the right at any time to (i) sell, assign, transfer or negotiate to any Eligible Assignee, or (ii) sell participations to any Eligible Assignee in, all or any part of any Loan or Loans made by it or its Commitments or its Letters of Credit or participations therein or any other interest herein or in any other Obligations owed to it; provided that no such sale, assignment, transfer or participation shall, without the consent of the Borrower, require the Borrower to file a registration statement with the SEC, apply to qualify such assignment or participation of the Loans, Letters of Credit or participations therein or the other Obligations under the securities laws of any state or otherwise become subject to any federal or state securities laws requirements with respect thereto; provided, further that no such sale, assignment or transfer described in clause (i) above shall be effective unless and until an Assignment and Acceptance effecting such sale, assignment or transfer shall have been accepted by the Agent and recorded in the Agent's records as provided in Section 11.05(b)(ii); provided, further that no such sale, assignment, transfer or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loans of the Bank effecting such sale, assignment, transfer or participation; and provided, further that, anything contained herein to the contrary notwithstanding, the Swing Line Loan Commitment and the Swing Line Loans of the Swing Line Bank may not be sold, assigned or transferred as described in clause (i) above to any Person other than a successor Agent and the Swing Line Bank to the extent contemplated by Section 10.09(d). Except as otherwise provided in this Section 11.05, no Bank or the Issuing Bank shall, as between the Borrower and such Bank or the Issuing Bank, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or any granting of participations in, all or any part of the Loans, the Commitments, Letters of Credit or participations therein or the other Obligations owed to such Bank or the Issuing Bank.

                  (B) ASSIGNMENTS.

                  (i) Amounts and Terms of Assignments. Each Loan, Loan Commitment, Letter of Credit or participation therein or other Obligation may (A) be assigned in any amount (of a constant and not a varying percentage) to another Bank, or to an Affiliate of the assigning Bank or another Bank, with the giving of notice to the Borrower and the Agent or (B) be assigned in an amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Loans, Commitments, Letters of Credit or participations therein and other Obligations of the assigning Bank), to any other Eligible Assignee with the giving of notice to the Borrower and the Agent and with the consent of the Borrower and the Agent, in the case of an assignment made by a Bank other than the Agent, or with the consent of the Borrower, in the case of an assignment made by the Agent (which consent of the Borrower and the Agent shall not be unreasonably withheld or delayed). To the extent of any such assignment in accordance with this Section 11.05, the assigning Bank shall be relieved of its obligations with respect to its Loans, Commitments, Letters of Credit or participations therein. The parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in its records, an Assignment and Acceptance, together with, with respect to assignments that occur following the Effective Date, a processing and recordation fee of $3,500, and such certificates, documents or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment and Acceptance may be required to deliver to the Agent pursuant to Section 2.09(g)(iii). Upon such execution, delivery and acceptance, from and after the effective date specified in such Assignment and Acceptance, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such

         Assignment and Acceptance, shall have the rights and obligations of a Bank hereunder and (z) the assigning Bank thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto). The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Bank and new Notes shall, upon surrender of the assigning Bank's Note, be issued to the assignee and to the assigning Bank, substantially in the form of EXHIBIT F-1 annexed hereto with appropriate insertions, to reflect the new Commitments and/or outstanding Term Loans, as the case may be, of the assignee and the assigning Bank.

                  (ii) Acceptance by the Agent; Recordation in Records. Upon its receipt of an Assignment and Acceptance executed by an assigning Bank and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in Section 11.05(b)(i) and any certificates, documents or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to the Agent pursuant to
         Section 2.09(g)(iii), the Agent shall, if such Assignment and Acceptance has been completed and is in the form of EXHIBIT P hereto and if the Agent and the Borrower have consented to the assignment evidenced thereby (in each case to the extent such consent is required pursuant to Section 11.05(b)(i)), (a) accept such Assignment and Acceptance by executing a counterpart thereof as provided therein (which acceptance shall not be unreasonably withheld or delayed and shall evidence any required consent of the Agent to such assignment),
         (b) record the information contained therein in its records, and (c) give prompt notice thereof to the Borrower. The Agent shall maintain a copy of each Assignment and Acceptance delivered to and accepted by it as provided in this Section 11.05(b)(ii).

                  (C) PARTICIPATIONS. The holder of any participation, other than an Affiliate of the Bank granting such participation, shall not be entitled to require such Bank to take or omit to take any action hereunder except action directly affecting (i) the extension of the scheduled final maturity of any Loan allocated to such participation, (ii) a reduction of the principal amount of or the rate of interest payable on any Loan or payments due in repayment of draws under Letters of Credit allocated to such participation, and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation, (iii) the release of the Liens held by Agent on behalf of the Banks with respect to all or substantially all of the Collateral, or (iv) a reduction of the amount of any fees payable hereunder to the extent subject to such participation. The Borrower hereby acknowledges and agrees that, only for purposes of Sections 2.07, 2.09, 11.02 and 11.07(b), any participation will give rise to a direct obligation of the Borrower to the participant and the participant shall be considered to be a "Bank"; provided that no participant shall be entitled to receive any greater amount pursuant to Section 2.07 or 2.09 than the transferor Bank would have been entitled to receive in respect of the amount of the participation effected by such transferor Bank to such participant had no such participation occurred.

                  (D) ASSIGNMENTS TO FEDERAL RESERVE BANKS. In addition to the assignments and participations permitted under the foregoing provisions of this
Section 11.05, any Bank may assign and pledge all or any portion of its Loans, the other Obligations owed to such Bank, and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; provided that (i) no Bank shall, as between the Borrower and such Bank, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Bank" or be entitled to require the assigning Bank to take or omit to take any action hereunder.

                  (E) INFORMATION. Each Bank and the Issuing Bank may furnish any information concerning the Borrower and its Subsidiaries in the possession of that Bank or the Issuing Bank from time to time to assignees and participants (including prospective assignees and participants).

                  11.06 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of the Agent or any Bank or the holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower and the Agent or any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Agent or any Bank or the holder of any Note would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

                  11.07 PAYMENTS PRO RATA.

                  (A) The Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations of the Borrower hereunder, it shall distribute by the next Business Day such payment to the Banks pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                  (B) Each of the Banks agrees that (except as otherwise specifically provided with respect to Swing Line Loans), if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), that is applicable to the payment of the principal of, or interest on, the Loans, or under any Letter of Credit of a sum which with respect to the related sum or sums received by other the Banks is in a greater proportion than the total amount of such Obligation then owed and due to such Bank bears to the total amount of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other the Banks an interest in the Obligations of the Borrower to such the Banks in such amount as shall result in a proportional participation by all the Banks in such amount; provided, however, that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  11.08 CALCULATIONS; COMPUTATIONS. The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Banks); provided that, except as otherwise specifically provided herein, all computations determining compliance with Section 8 shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Existing Banks pursuant to Section 7.01 of the Existing Credit Agreement.

                  11.09 GOVERNING LAW; WAIVER OF JURY TRIAL; SERVICE OF PROCESS. THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK. THE AGENT, THE BANKS AND THE BORROWER HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT. The Borrower hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to the Borrower at its address provided on the signature pages hereto, such service being hereby acknowledged by the Borrower to be sufficient for personal jurisdiction in any action against the Borrower in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Agent or any Bank to bring proceedings against the Borrower in the courts of any other jurisdiction.

                  11.10 CONFIDENTIALITY. Each Bank shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential by the Borrower in accordance with such Bank's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, it being understood and agreed by the Borrower that in any event a Bank may make disclosures to Affiliates of such Bank or disclosures reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Bank of any Loans or any participations therein or disclosures required or requested by any governmental agency or representative thereof or pursuant to legal process; provided that, unless specifically prohibited by applicable law or court order, each Bank shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Bank by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided, further that in no event shall any Bank be obligated or required to return any materials furnished by the Borrower or any of its Subsidiaries.

                  11.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts by facsimile or otherwise, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.

                  11.12 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  11.13 AMENDMENT OR WAIVER.

                  A. No approval, consent, amendment or waiver of this Agreement or any of the Credit Documents shall be effective unless it is in writing signed by the Agent and the Required Banks; provided, however, that any such approval, consent, amendment or waiver that (a) reduces the amount of any interest, principal, fees or other amounts owing to any Bank hereunder, including, without limitation, amounts payable under Section 4 (but excluding any waiver of any increase in the interest rate applicable to the Loans pursuant to Section 2.06(e)); (b) releases any Person (except pursuant to any Divestitures and as set forth in Section 8.02(iii), (iv) and (vii)) from all or any portion of its liabilities under the Subsidiary Guaranty; (c) amends any provisions of this
Section 11.13; (d) reduces the percentage specified in the definition of the term "REQUIRED BANKS" or changes the definition of "PRO RATA SHARE" (it being understood that, with the consent of Required Banks, additional extensions of credit pursuant to this Agreement may be made on substantially the same basis as the extensions of the Commitments); (e) postpones the scheduled final maturity date (but not the date of any scheduled installment of principal) of any of the Loans or the date on which any interest or any fees are payable under this Agreement or any of the Credit Documents; (f) releases all or substantially all of the Collateral (except as set forth in Sections 8.02(i), (ii) or (iii) or 8.14, or if the sale or disposition of such Collateral is permitted under any of the Credit Documents), or (g) by the terms of any provision of this Agreement requires the approval of all the Banks shall be effective only if it is in writing signed by all the Banks directly affected; provided, further, that no such approval, consent, amendment or waiver shall increase the Commitments of any Bank over the amount thereof then in effect without the consent of such Bank (it being understood that approvals, consents, amendments or waivers of conditions precedent, covenants, defaults or events of default or of a mandatory prepayment or reduction in the aggregate Commitments shall not constitute an increase of the Commitment of any Bank); provided further that no amendment, modification or waiver of any provision of this Agreement relating to Swing Line Loans or the Swing Line Commitment shall be effective without the written concurrence of the Swing Line Bank; and provided, further, that no amendment, modification or waiver of any provision of Section 10 or of any other provision of this Agreement expressly requiring the approval or concurrence of the Agent shall be effective without the written concurrence of the Agent.

                  B. If in connection with any proposed approval, consent, amendment or waiver with respect to any of the provisions of this Agreement as contemplated by clauses (a) through (g) of the first proviso of Section 11.13A, the consent of the Required Banks is obtained but the consent of one or more of the other Banks whose consent is also required is not obtained, then the Borrower shall have the right, so long as all non-consenting Banks whose individual consent is required are treated as described in either clause (i) or (ii) below, to either (i) replace each such non-consenting Bank or Banks with one or more Replacement Banks (as defined in Section 11.13C) pursuant to Section 11.13C so long as at the time of such replacement, each such Replacement Bank consents to the proposed approval, consent, amendment or waiver, or (ii) terminate such non-consenting Bank's Commitment and repay each outstanding Loan of such Bank, in accordance with Section 4.02(a); provided that unless the Commitments that are terminated, and the Loans that are repaid pursuant to the preceding clause
(ii) are immediately replaced in full at such time through the addition of new Banks or the increase of the Commitments and/or outstanding Loans of existing Banks (who in each case must specifically consent thereto), then in the case of any action pursuant to the preceding clause (ii) the Required Banks (determined before giving effect to the proposed action) shall specifically consent thereto; provided, further, that in any event the Borrower shall not have the right to replace a Bank, terminate its Commitment or repay its Loans solely as a result of the exercise of such Bank's right (and the withholding of any required consent by such Bank) pursuant to the second proviso to Section 11.13A.

                  C. In the event of certain refusals by a Bank as provided in
Section 11.13B to consent to certain proposed approvals, amendments, consents or waivers with respect to this Agreement which have been approved by the Required Banks, the Borrower may, upon five Business Days' written notice to the Agent (which notice the Agent shall promptly transmit to each of the Banks) repay all Loans, together with accrued and unpaid interest, fees and other amounts owing to such Bank (a "Replaced Bank") in accordance with, and subject to the requirements of, said subsection 11.13B so long as (i) in the case of the repayment of Revolving Loans of any Bank pursuant to this Section 11.13C the Revolving Loan Commitment of such Bank is terminated concurrently with such repayment (at which time Schedule 1.01(a) shall be deemed modified to reflect the changed Revolving Loan Commitments) and (ii) in the case of the repayment of Loans of any Bank the consents required by Section 11.13B in connection with the repayment pursuant to this Section 11.13C have been obtained.

                  (a) At the time of any replacement pursuant to this subsection 11.13C, the lender replacing such Replaced Bank (the "Replacement Bank") shall enter into one or more assignment agreements, in form and substance satisfactory to the Agent, pursuant to which the Replacement Bank shall acquire all of the Commitments and outstanding Loans of, and participations in Swing Line Loans and Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Bank, (B) an amount equal to all unpaid drawings with respect to Letters of Credit that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time, and (C) an amount equal to all accrued, but theretofore unpaid, fees owing to the Replaced Bank and (y) the appropriate Issuing Bank an amount equal to such Replaced Bank's Pro Rata Share of any unpaid drawings with respect to Letters of Credit (which at such time remains an unpaid drawing), to the extent such amount was not theretofore funded by such Replaced Bank; and

                  (b) all obligations of the Borrower owing to the Replaced Bank (excluding those specifically described in clause (a) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement.

                  Upon the execution of the respective assignment documentation, the payment of amounts referred to in clauses (a) and (b) above and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note or Notes executed by the Borrower, the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to the Borrower's obligations regarding the indemnification provisions under this Agreement, which shall survive for the benefit of such Replaced Bank. Notwithstanding anything to the contrary contained above, no Issuing Bank may be replaced hereunder at any time while it has Letters of Credit outstanding hereunder unless arrangements satisfactory to such Issuing Bank (including the furnishing of a standby letter of credit in form and substance, and issued by an issuer satisfactory to such Issuing Bank or the furnishing of cash collateral in amounts and pursuant to arrangements satisfactory to such Issuing Bank) have been made with respect to such outstanding Letters of Credit.

                  11.14 SURVIVAL. All indemnities set forth herein including, without limitation, in Sections 2.07, 10.06 and 11.01 shall survive the execution and delivery of this Agreement and the Notes and the making and repayment of the Loans and the Letters of Credit.

                  11.15 DOMICILE OF LOANS. Each Bank may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank.

                  11.16 INTEGRATION. This Agreement, together with the exhibits to this Agreement and the other documents described herein, is intended by the parties hereto as a complete statement of the terms and conditions of their agreement.

                  11.17 SECURED OBLIGATIONS. The Borrower hereby agrees and confirms that on and after the Effective Date each Credit Document to which the Borrower is a party, including, as applicable, the Borrower Security Agreement, the Borrower Pledge Agreement and the Trademark Security Agreement, and all collateral encumbered thereby shall continue to secure to the fullest extent possible the payment and performance of all "Secured Obligations" (as defined in each applicable Credit Document), including without limitation the payment and performance of all such "Secured Obligations" in respect of the Obligations of the Borrower now or hereafter existing under or in respect of this Agreement and the Notes. Without limiting the generality of the foregoing, the Borrower hereby acknowledges and confirms its understanding and intent that, upon the Effective Date and as a result thereof, the definition of "Obligations" contained in this Agreement includes the obligations of the Borrower under the Notes.

                  The Borrower acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its respective obligations thereunder shall be valid and enforceable and shall not be impaired, limited or otherwise affected by the execution, delivery or effectiveness of this Agreement or any future amendment or modification of this Agreement. The Borrower represents and warrants that all representations and warranties contained in each Credit Document to which it is a party, including the Borrower Security Agreement, the Borrower Pledge Agreement and the Trademark Security Agreement, are true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent any such representation or warranty specifically relates to an earlier date, in which case such representation or warranty shall have been true, correct and complete in all material respects on and as of such earlier date.

                  The Borrower hereby acknowledges and agrees that on and after the Effective Date, each reference in the Credit Documents to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Existing Credit Agreement shall mean and be a reference to this Agreement.





                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.




                                    AMERICAN HOMEPATIENT, INC.,
                                    a Delaware corporation



                                    By: /s/ MARY ELLEN RODGERS
                                            ------------------------------------
                                            Name:  Mary Ellen Rodgers
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

Notice Address:                             American HomePatient, Inc.
                                            Maryland Farms Office Park
                                            5200 Maryland Way, Suite 400
                                            Brentwood, Tennessee 37027-5018
                                            Attn:  Mary Ellen Rodgers

                             BANKERS TRUST COMPANY,
                          Individually and as the Agent



                                    By: /s/ MARY JO JOLLY
                                            ------------------------------------
                                            Name:  Mary Jo Jolly
                                            Title:  Assistant Vice President

Notice Address:                             BT Alex. Brown Incorporated
                                            One Bankers Trust Plaza, 14th Floor
                                            New York, New York  10006
                                            Attn:  Jocelyn Rock
                                            Tel: 212/775-2272
                                            Fax: 212/250-1343


With a copy to:                             BT Alex. Brown Incorporated
                                            300 S. Grand Ave., 41st Floor
                                            Los Angeles, California 90071
                                            Attn:  Kate W. Cook
                                            Tel: 213/775-2272
                                            Fax: 213/250-1343


Lending Office:                             BT Alex. Brown Incorporated
                                            One Bankers Trust Plaza, 14th Floor
                                            New York, New York  10006
                                            Attn: _______________________
                                            Tel: 212/775-2272
                                            Fax: 212/250-1343

                                    ABN AMRO BANK, N.V.


                                    By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:



                                    By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:
Notice Address
and Lending Office:                 ABN AMRO BANK, N.V.
                                            One Ravinia Drive, Suite 1200
                                            Atlanta, GA  30346
                                            Attn: Judy Chiang
                                            Tel: 312/904-2549
                                            Fax: 312/904-4456


                                            with a copy to:

                                            ABN AMRO N.V., Inc.
                                            One Ravinia Drive, Suite 1200
                                            Atlanta, GA  30346
                                            Attn: Tom Thornhill
                                            Tel: 770/399-7373
                                            Fax: 770/399-7397

                                    AMSOUTH BANK OF ALABAMA



                                    By: /s/ CATHY WIND
                                            ------------------------------------
                                            Name:  Cathy Wind
                                            Title:  Vice President

Notice Address
and Lending Office:                 AmSouth Bank of Alabama
                                            333 Union Street, Suite 200
                                            Nashville, TN  37201
                                            Attn:  Cathy Wind
                                            Tel: 615/291-5268
                                            Fax: 615/291-5257

                                    BANK OF AMERICA



                                    By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:


Notice Address
and Lending Office:                 Bank of America, NT & SA
                                            555 S. Flower Street
                                            11th Floor, Unit 9173
                                            Los Angeles, CA  90071
                                            Attn: Geoff Wilson
                                            Tel: 213/228-2953
                                            Fax:

                                    BANK OF MONTREAL



                                    By: /s/ PETER STEELMAN
                                            ------------------------------------
                                            Name:  Peter Steelman
                                            Title:  Director

Notice Address
and Lending Office:                 Bank of Montreal
                                            115 S. LaSalle, 13 West
                                            Chicago, Illinois  60603
                                            Attn:  Peter Steelman
                                            Tel: 312/750-3812
                                            Fax: 312/750-3783

                                    CORESTATES BANK, N.A.



                                    By: /s/ ELIZABETH D. MORRIS
                                            ------------------------------------
                                            Name: Elizabeth D. Morris
                                            Title:


Notice Address
and Lending Office:                 CoreStates Bank, N.A.
                                            1339 Chestnut Street
                                            FC 1-8-3-22
                                            Philadelphia, PA  19101
                                            Attn: Elizabeth D. Morris
                                            Tel: 215/786-7275
                                            Fax: 215/973-2738

                                    FIRST AMERICAN NATIONAL BANK



                                    By: /s/ SANDY HAMRICK
                                            ------------------------------------
                                            Name:  Sandy Hamrick
                                            Title:   Vice-President

Notice Address
and Lending Office:                 First American National Bank
                                            315 Deadrick Street, 2nd Floor
                                            Nashville, Tennessee  37237-0203
                                            Attn:  Sandy Hamrick
                                            Tel: 615/748-2191
                                            Fax: 615/748-8480

                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:


Notice Address
and Lending Office:                 The First National Bank of Chicago
                                            One First National Plaza
                                            Mart Suite: 0091
                                            Chicago, IL  60670
                                            Attn: Vincent Kelly
                                            Tel: 312/732-6649
                                            Fax: 312/732-2016

                                    THE FUJI BANK, LIMITED


                                    By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:

Notice Address
and Lending Office:                 Fuji Bank
                                            Marquis One Tower
                                            245 Peachtree Center, NE
                                            Suite 2100
                                            Atlanta, GA  30303
                                            Attn: Clarence Mahovhich
                                            Tel: 404/653-2100
                                            Fax: 404/653-2119

                                    NATIONSBANK, N.A.



                                    By: /s/ ASHLEY M. CRABTREE
                                            ------------------------------------
                                            Name:  Ashley M. Crabtree
                                            Title: Senior Vice President


Notice Address:                     NationsBank of Tennessee, N.A.
                                            One NationsBank Plaza, 5th Floor
                                            Nashville, Tennessee 37239
                                            Attn:  Ashley M. Crabtree
                                            Tel: 615/749-3524
                                            Fax: 615/749-4640

Lending Office:                     NationsBank of Tennessee, N.A.
                                            101 N. Tryon Street
                                            Charlotte, North Carolina 28255
                                    Attn: Corporate Credit Services
                                            [Name]
                                            Tel: ____________
                                            Fax: ____________

                                    PNC BANK, KENTUCKY, INC.



                                    By: /s/ KATHRYN M. BOHR
                                            ------------------------------------
                                            Name:  Kathryn M. Bohr
                                            Title:  Vice President

Notice Address
and Lending Office:                 PNC Bank, Kentucky, Inc.
                                            500 West Jefferson
                                            Louisville, Kentucky 40202
                                            Attn:  Katherine M. Bohr
                                            Healthcare Corporate Group
                                            Tel: 502/581-2995
                                            Fax: 502/581-2302

                                    COOPERATIEVE CENTRALE RAIFFESEN -
                                    BOERENLEENBANK, B.A., "RABOBANK NEDERLAND",
                                    NEW YORK BRANCH



                                    By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:



                                    By:
                                            Name:
                                            Title:

Notice Address
and Lending Office:                 Rabobank Nederland
                                            245 Park Avenue
                                            New York, New York 10167
                                            Attn:  Corporate Services Department
                                                       Dave Reisman
                                            Tel: 212/916-7863
                                            Fax: 212/916-7880

                                            with a copy to:

                                            Rabobank Nederland
                                            One Atlantic Center
                                            1201 West Peachtree, Suite 3450
                                            Atlanta, GA 30309-3450
                                            Attn:  Terrell Boyle
                                            Tel: 404/877-9106
                                            Fax: 404/877-9150

                                    THE SAKURA BANK, LIMITED


                                    By: /s/ TAMIHIRO KAWAUCHI
                                            ------------------------------------
                                            Name: Tamihiro Kawauchi
                                            Title:  Senior Vice President

Notice Address
and Lending Office:                 Sakura Bank
                                            277 Park Avenue
                                            New York, New York  10172
                                            Attn: Phil Schubert
                                            Tel: 212/756-6945
                                            Fax: 212/888-7651

                                    SUNTRUST BANK, NASHVILLE, N.A.



                                    By: /s/ MARK MATTSON
                                            ------------------------------------
                                            Name:  Mark Mattson
                                            Title:  Vice President

Notice Address
and Lending Office:                 SunTrust Bank
                                            201 Fourth Avenue North
                                            Metro Bank Department
                                            MC 411
                                            Nashville, Tennessee  37219
                                            Attn:  Mark Mattson
                                            Tel: 615/748-4831
                                            Fax: 615/748-5161

                                    UNION BANK OF CALIFORNIA, N.A.


                                    By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:


Notice Address
and Lending Office:                 Union Bank of California, N.A.
                                            445 S. Figueroa Street
                                            16th Floor
                                            Los Angeles, CA  90071
                                            Attn: Lynn Vine
                                            Tel: 213/236-6566
                                            Fax: 213/236-7636

                                    UNION BANK OF SWITZERLAND

                                    By: -----------------------------
                                            Name:
                                            Title:


Notice Address
and Lending Office:                 Union Bank of Switzerland
                                            299 Park Avenue
                                            New York, New York 10171
                                            Attn: Bob Daum
                                            Tel: 212/821-6168
                                            Fax: 212/821-4964